UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05387

Franklin Mutual Series Funds
(Exact name of registrant as specified in charter)

101 John F. Kennedy Parkway, Short Hills, NJ 07078-2705
(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: (210) 912-2100

Date of fiscal year end: 12/31

Date of reporting period: 06/30/11

Item 1. Reports to Stockholders.

JUNE 30, 2011

SEMIANNUAL REPORT
AND SHAREHOLDER LETTER

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on **franklintempleton.com**

VALUE

Mutual Shares Fund

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · **Mutual Series**

Semiannual Report

Mutual Shares Fund

Your Fund’s Goals and Main Investments: Mutual Shares Fund seeks capital appreciation,

with income as a secondary goal, by investing primarily in equity securities of companies the Fund’s man-

agers believe are at prices below their intrinsic value. The Fund may invest up to 35% of its assets in foreign securities.

This semiannual report for Mutual Shares Fund covers the period ended
June 30, 2011.

Performance Overview

Mutual Shares Fund – Class Z delivered a +5.63% cumulative total return for the six months ended June 30, 2011. The Fund underperformed the
+6.02% total return of its benchmark, the Standard & Poor’s 500 Index
(S&P 500), which is a broad measure of U.S. stock performance.[1] You can find the Fund’s long-term performance data in the Performance Summary beginning on page 12.

Economic and Market Overview

The global economy expanded despite geopolitical and inflationary pressures during the six-month period ended June 30, 2011. In the U.S., business activ-
ity increased and consumer spending stayed above pre-recession levels. The
U.S. was a key engine in a sustained global manufacturing expansion as inter-
national trade volume continued to increase, albeit at a moderate pace. The
U.S. financial system appeared closer to a full recovery, although the country still faced challenges dealing with persistent unemployment, housing market weakness and massive debt. During the period, signs emerged of a global eco-
nomic slowdown. Officials at the U.S. Federal Reserve Board (Fed) cut their growth forecast for the world’s largest economy, and manufacturing growth slowed in most major regions of the world. Japan’s earthquake, an early surge in commodity prices and a fading inventory restocking cycle were all blamed for declining economic leading indicators. Some monetary policy

1. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s
Statement of Investments (SOI). The SOI begins on page 22.
Semiannual Report | 5

tightening in most parts of the world was also thought to inhibit growth and cool the commodities rally.

Inflation at the consumer, producer and trade levels rose across much of the world, but in the U.S. it remained relatively contained. As a result, the Fed maintained its accommodative monetary policy while ending its second round of quantitative easing on June 30. The Fed said, however, it would continue to purchase Treasuries with proceeds from maturing debt in an effort to sup-
port economic growth. This move deviated from many other central banks around the world that raised interest rates to dampen inflation pressures.

Continued corporate profit strength and still favorable economic growth prospects in some regions of the world supported equities. Global stock markets made gains in the first half of 2011, though the positive momen-
tum from the previous year waned as investors weathered international events that included revolutions and civil unrest across the Middle East and North Africa, the multiple crises triggered by Japan’s earthquake and tsunami, and sovereign debt worries and credit downgrades in Europe. The dollar declined during the period against most currencies, however, broadly reflecting divergent interest rate and/or economic growth expectations.

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented man-
agement teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset rich com-
panies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others.
One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is

6 | Semiannual Report

complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situa-
tions, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Manager’s Discussion

As stock markets advanced unevenly in the first half of 2011, several Fund investments increased in value. Three particularly strong performers were
UnitedHealth Group, a U.S. managed health care provider; Marathon Oil, a
U.S.-based oil and gas exploration and production company with interests worldwide; and U.K.-based British American Tobacco (BAT).

Shares of UnitedHealth rose sharply in value during the first half of 2011.
In January, its share price was fueled by a combination of the company’s announcement of better-than-expected fourth quarter 2010 earnings and, more significantly, its higher revenue guidance for 2011. Other positive cata-
lysts included the company’s ongoing efforts to increase shareholder value through share buybacks and dividends. In our view, UnitedHealth’s long-term earnings growth is supported by a diversified business mix and a growing per-
centage of earnings generated by its increasingly successful health care services business. Although there was no specific catalyst for the continued
increase in the company’s stock price in the second quarter, we believe many investors may have recognized the low earnings multiple at which the com-
pany’s shares had been trading. In addition, investors seemed to become more comfortable with the implications of pending U.S. health care reforms on the company’s business model.

Semiannual Report | 7

Top 10 Sectors/Industries

Based on Equity Securities as of 6/30/11

The value of our investment in Marathon Oil surged in early 2011, initially driven by management’s announced plans to spin off its downstream operations
(refining and selling) to shareholders to become a pure-play exploration and production company. Investors pushed Marathon shares higher as they began to recognize the value of the underlying businesses. The share price showed continuing strength in the spring as the July spin-off date approached, oil prices rose, and refining margins improved considerably, driven primarily by the company’s strong Midwestern refining system, which benefited from recent investments and widening crude oil price differentials in a land-locked market.

BAT is the world’s second-largest publicly traded tobacco company, with a presence in more than 180 countries. During the period under review, the stock performed well. In February, the company reported full-year 2010 operating results that exceeded market expectations. In addition, BAT man-
agement reported it had delivered on its five-year goal to realize £800 million in cost savings two years ahead of schedule. In May, the company held an investor relations day during which its top executives discussed further cost-
cutting opportunities. Management believes it can continue to grow operating margins for the next six to seven years aided by price increases and cost-cutting programs. Management explained that cost savings will come from myriad opportunities including simplifying its business structure, improvements in procurement, a reduction in logistics costs, further rationalization of manu-
facturing facilities, and the standardization and consolidation of back-office centers and processes. The company also reaffirmed its goal to grow medium-
term earnings per share in the high single-digit range, although management also mentioned it would likely exceed that goal in 2011. BAT is a long-term portfolio holding, and the shares have generated nearly 700% in total share-
holder returns over the past 10 years. At period-end, we continued to believe
BAT was an attractive investment due to the industry’s pricing power, the company’s additional cost savings opportunities and a shareholder friendly management team that often has returned excess cash to shareholders through dividends and share buybacks.

In contrast, some of the Fund’s investments lost value. Key detractors included
Community Health Systems, a U.S. hospital management company operating in small cities and rural areas; Japanese video game software and console maker
Nintendo; and U.S. network equipment provider Cisco Systems.

Community Health Systems reported earnings above expectations and reaf-
firmed its 2011 earnings-per-share forecasts. However, rival hospital operator
Tenet Healthcare filed a lawsuit during the period alleging that Community

8 | Semiannual Report

Health had engaged in inappropriate patient admissions practices and had therefore made false statements in proxy documents relating to the company’s proposed offer to acquire Tenet Healthcare. The disclosure of the lawsuit, com-
bined with subsequent government investigations, led to a significant decline in
Community Health shares that continued for the rest of the reporting period.
Community Health had announced an unsolicited offer to acquire Tenet
Healthcare in late 2010 but chose to withdraw its proposal in May 2011.

Nintendo’s share price deteriorated after the company reported sales of its new handheld console, the Nintendo 3DS, that were slower than anticipated. In particular, sales of this new gaming device were weak in its home market of
Japan, where the March 11 earthquake and tsunami hurt consumer sentiment, and in other parts of the world due to a lack of compelling software titles at launch date and the console’s relatively high initial sales price. At period-end, cash accounted for more than 50% of Nintendo’s market capitalization, and we believe the company can successfully leverage its software intellectual prop-
erty in the next gaming console cycle. With this in mind, we continued to hold
Nintendo in the portfolio at period-end.

Cisco Systems is a relatively new addition to the portfolio, initiated in early
2011. Early in the first quarter, Cisco issued lower-than-expected earnings guidance citing economic pressures such as subdued spending by government agencies, a key revenue stream, and missteps in its consumer-focused businesses.
In mid-May, Cisco shares declined further when the company confirmed it had completed another disappointing quarter. However, management announced significant cost realignment and an exit from certain consumer markets, both of which we believe should improve financial results. Cisco’s competitive position remained strong, its balance sheet appeared overcapitalized to us at period-end, and the company announced it would begin paying a dividend as well as continuing to buy back stock. For these reasons, along with manage-
ment’s commitment to repair the company’s current cost structure, we found
Cisco’s valuation appealing.

Finally, investors should note that we maintained our currency hedging pos-
ture of being more hedged than not to the U.S. dollar, largely through the use of forward currency exchange contracts. Certain currencies strengthened in relation to the U.S. dollar in the first six months of 2011, and so our hedging strategy hindered Fund performance during the reporting period.

Semiannual Report | 9

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

10 | Semiannual Report

Semiannual Report | 11

Performance Summary as of 6/30/11

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

12 | Semiannual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R: no sales charges; Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Semiannual Report | 13

Performance Summary (continued)

Endnotes

Value securities may not increase in price as anticipated or may decline further in value. The Fund’s investments in foreign securities involve special risks including currency fluctuations, and economic and political uncertainties. The Fund may also invest in companies engaged in merg-
ers, reorganizations or liquidations, which involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. The manager applies various techniques and analyses in making investment decisions for the
Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

14 | Semiannual Report

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

• Transaction costs, including sales charges (loads) on Fund purchases; and

• Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other
Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period.
The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5%
hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 15

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 0.85%; A: 1.15%; B: 1.85%; C: 1.85%; and R: 1.35%) multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

16 | Semiannual Report

Mutual Shares Fund Financial Highlights

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Net investment income per share includes approximately $0.07 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 2.05%.
[d]Net investment income per share includes approximately $0.21 per share received in the form of a special dividend paid in connection with a corporate real estate investment trust
(REIT) conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.73%.
[e]Net investment income per share includes approximately $(0.08) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.95%.
[f]Effective September 1, 2008, the redemption fee was eliminated.
[g]Amount rounds to less than $0.01 per share.
[h]Total return is not annualized for periods less than one year.
[i]Ratios are annualized for periods less than one year.
[j]Includes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).
[k]Benefit of expense reduction rounds to less than 0.01%.
[l]Benefit of waiver and payments by affiliates rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 17

Mutual Shares Fund Financial Highlights (continued)

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Net investment income per share includes approximately $0.07 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 1.75%.
[d]Net investment income per share includes approximately $0.21 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.43%.
[e]Net investment income per share includes approximately $(0.08) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.65%.
[f]Effective September 1, 2008, the redemption fee was eliminated.
[g]Amount rounds to less than $0.01 per share.
[h]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[i]Ratios are annualized for periods less than one year.
[j]Includes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).
[k]Benefit of expense reduction rounds to less than 0.01%.
[l]Benefit of waiver and payments by affiliates rounds to less than 0.01%.
18 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Net investment income per share includes approximately $0.07 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 1.05%.
[d]Net investment income per share includes approximately $0.21 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.73%.
[e]Net investment income per share includes approximately $(0.08) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.96%.
[f]Effective September 1, 2008, the redemption fee was eliminated.
[g]Amount rounds to less than $0.01 per share.
[h]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[i]Ratios are annualized for periods less than one year.
[j]Includes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).
[k]Benefit of expense reduction rounds to less than 0.01%.
[l]Benefit of waiver and payments by affiliates rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 19

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Net investment income per share includes approximately $0.07 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 1.05%.
[d]Net investment income per share includes approximately $0.21 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.73%.
[e]Net investment income per share includes approximately $(0.08) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.95%.
[f]Effective September 1, 2008, the redemption fee was eliminated.
[g]Amount rounds to less than $0.01 per share.
[h]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[i]Ratios are annualized for periods less than one year.
[j]Includes dividend expense on securities sold short and borrowing fee, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).
[k]Benefit of expense reduction rounds to less than 0.01%.
[l]Benefit of waiver and payments by affiliates rounds to less than 0.01%.
20 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Net investment income per share includes approximately $0.07 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 1.55%.
[d]Net investment income per share includes approximately $0.21 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.23%.
[e]Net investment income per share includes approximately $(0.08) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.45%.
[f]Effective September 1, 2008, the redemption fee was eliminated.
[g]Amount rounds to less than $0.01 per share.
[h]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[i]Ratios are annualized for periods less than one year.
[j]Includes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).
[k]Benefit of expense reduction rounds to less than 0.01%.
[l]Benefit of waiver and payments by affiliates rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 21

Mutual Shares Fund

Statement of Investments, June 30, 2011 (unaudited)

	Country	Shares/Warrants/Rights	Value
Common Stocks and Other Equity Interests 88.7%			
Aerospace & Defense 0.5%			
[a] GenCorp Inc.	United States	2,073,770	$ 13,313,603
[a] Huntington Ingalls Industries Inc.	United States	1,735,564	59,876,958
			73,190,561
Air Freight & Logistics 0.4%			
PostNL NV	Netherlands	3,538,618	30,029,697
TNT Express NV	Netherlands	3,538,618	36,700,682
			66,730,379
Airlines 0.0%			
[a,b,c] Northwest Airlines Corp., Contingent Distribution	United States	111,348,000	—
Auto Components 0.3%			
[a,b,c] Collins & Aikman Products Co., Contingent Distribution	United States	3,845,673	38,457
[a,b,c] Dana Holding Corp., Contingent Distribution	United States	45,477,000	—
[a,d,e] IACNA Investor LLC	United States	678,719	6,787
[a,d,e] International Automotive Components Group Brazil LLC	Brazil	7,234,813	9,125,559
[d,e,f] International Automotive Components Group North America, LLC	United States	46,695,640	43,654,820
			52,825,623
Automobiles 1.3%			
Daimler AG (EUR Traded)	Germany	1,413,460	105,950,498
[a] General Motors Co.	United States	3,368,960	102,281,626
			208,232,124
Beverages 3.7%			
Brown-Forman Corp., A	United States	29,731	2,140,632
Coca-Cola Enterprises Inc.	United Kingdom	2,995,300	87,402,854
Dr. Pepper Snapple Group Inc.	United States	3,020,255	126,639,292
Foster's Group Ltd.	Australia	9,874,503	54,535,497
PepsiCo Inc.	United States	1,453,924	102,399,867
Pernod Ricard SA	France	2,186,962	215,561,629
			588,679,771
Biotechnology 1.4%			
[a] Amgen Inc.	United States	2,876,860	167,864,781
[a] Cephalon Inc.	United States	641,950	51,291,805
			219,156,586
Building Products 0.8%			
[a] Owens Corning Inc.	United States	3,320,705	124,028,332
Capital Markets 1.6%			
Morgan Stanley	United States	6,528,110	150,211,811
[a] UBS AG (CHF Traded)	Switzerland	5,843,234	106,537,556
			256,749,367
Chemicals 1.4%			
[a,b,c] Dow Corning Corp., Contingent Distribution	United States	21,830,547	3,157,637
Linde AG	Germany	1,221,550	214,165,987
			217,323,624

22 | Semiannual Report

Mutual Shares Fund

Statement of Investments, June 30, 2011 (unaudited) *(continued)*

	Country	Shares/Warrants/Rights	Value
Common Stocks and Other Equity Interests (continued)			
Commercial Banks 3.7%			
Barclays PLC	United Kingdom	29,662,777	$ 122,096,948
[a] CIT Group Inc.	United States	1,386,732	61,376,758
[a,d,e] Elephant Capital Holdings Ltd.	Japan	64,834	—
[a,d] First Southern Bancorp Inc.	United States	453,016	5,354,060
[a,e] Guaranty Bancorp	United States	5,731,834	7,680,658
[a,d] NCB Warrant Holdings Ltd., A	Japan	301,530	—
PNC Financial Services Group Inc.	United States	2,619,233	156,132,479
[a] State Bank Financial Corp.	United States	1,467,000	24,014,790
Wells Fargo & Co.	United States	6,508,610	182,631,597
[a,e] West Coast Bancorp	United States	1,469,240	24,624,462
[a,d,e] West Coast Bancorp, wts., C, 10/23/16	United States	43,036	4,706,202
			588,617,954
Commercial Services & Supplies 0.0%[†]			
[a] Comdisco Holding Co. Inc.	United States	2,122	13,220
[a,b,c] Comdisco Holding Co. Inc., Contingent Distribution	United States	86,205,000	—
			13,220
Communications Equipment 1.0%			
Cisco Systems Inc.	United States	6,818,080	106,430,229
[a] Motorola Solutions Inc.	United States	948,257	43,657,752
			150,087,981
Computers & Peripherals 1.0%			
[a,b,c] DecisionOne Corp., Contingent Distribution	United States	2,910,866	—
Hewlett-Packard Co.	United States	4,361,700	158,765,880
			158,765,880
Consumer Finance 0.7%			
[a,d] Ally Financial Inc.	United States	9,270	70,452,456
[a,d] Cerberus CG Investor I LLC	United States	112,372,589	17,136,820
[a,d] Cerberus CG Investor II LLC	United States	112,370,907	17,136,563
[a,d] Cerberus CG Investor III LLC	United States	56,193,029	8,569,437
			113,295,276
Diversified Financial Services 2.0%			
Bank of America Corp.	United States	10,879,280	119,236,909
[a,g] Bond Street Holdings LLC, A, 144A	United States	1,593,873	34,268,269
Deutsche Boerse AG	Germany	1,223,170	92,946,076
[a,b,c] Marconi Corp., Contingent Distribution	United Kingdom	77,739,439	1,455,440
NYSE Euronext	United States	2,162,089	74,094,790
			322,001,484
Diversified Telecommunication Services 2.0%			
[e] AboveNet Inc.	United States	1,756,555	123,766,865
Cable & Wireless Communication PLC	United Kingdom	61,055,633	39,685,214
[a,b,c] Global Crossing Holdings Ltd., Contingent Distribution	United States	105,649,309	—
Telefonica SA	Spain	6,337,759	154,955,231
			318,407,310

Semiannual Report | 23

Mutual Shares Fund

Statement of Investments, June 30, 2011 (unaudited) *(continued)*

	Country	Shares/Warrants/Rights	Value
Common Stocks and Other Equity Interests (continued)			
Electric Utilities 2.5%			
Brookfield Infrastructure Partners LP	Canada	2,664,391	$ 66,742,995
[a,b,c] Calpine Corp., Contingent Distribution	United States	18,710,000	—
E.ON AG	Germany	5,251,033	149,516,321
Entergy Corp.	United States	821,510	56,092,703
Exelon Corp.	United States	2,855,950	122,348,898
[a,d] Prime AET&D Holdings No. 1 Pty. Ltd.	Australia	14,234,065	—
			394,700,917
Electrical Equipment 0.1%			
Alstom SA	France	318,636	19,647,217
Electronic Equipment, Instruments & Components 0.7%			
TE Connectivity Ltd.	United States	2,849,094	104,732,695
Energy Equipment & Services 1.7%			
Ensco PLC, ADR	United States	1,076,335	57,368,655
[a] Exterran Holding Inc.	United States	2,387,650	47,347,100
Transocean Ltd.	United States	2,571,652	166,025,853
			270,741,608
Food & Staples Retailing 4.2%			
Carrefour SA	France	1,260,125	51,751,129
CVS Caremark Corp.	United States	9,707,200	364,796,576
The Kroger Co.	United States	6,608,762	163,897,298
Wal-Mart Stores Inc.	United States	1,504,460	79,947,004
			660,392,007
Food Products 4.4%			
General Mills Inc.	United States	3,030,740	112,804,143
Kraft Foods Inc., A	United States	8,765,032	308,792,077
Nestle SA	Switzerland	4,347,630	270,175,628
			691,771,848
Health Care Equipment & Supplies 1.9%			
[a] Boston Scientific Corp.	United States	11,661,900	80,583,729
Medtronic Inc.	United States	4,173,585	160,808,230
[a] Zimmer Holdings Inc.	United States	975,342	61,641,614
			303,033,573
Health Care Providers & Services 3.5%			
[a,e] Community Health Systems Inc.	United States	4,806,000	123,418,080
[a] Coventry Health Care Inc.	United States	1,661,400	60,591,258
[a] Tenet Healthcare Corp.	United States	18,442,561	115,081,580
UnitedHealth Group Inc.	United States	4,928,934	254,234,416
			553,325,334
Hotels, Restaurants & Leisure 0.1%			
[a,d,e] GLCP Harrah's Investment LP	United States	22,185,100	5,328,861
Thomas Cook Group PLC	United Kingdom	4,811,987	10,275,129
			15,603,990

24 | Semiannual Report

Semiannual Report | 25

26 | Semiannual Report

Mutual Shares Fund

Statement of Investments, June 30, 2011 (unaudited) *(continued)*

	Country	Shares/Warrants/Rights	Value
Common Stocks and Other Equity Interests (continued)			
Tobacco 7.8%			
Altria Group Inc.	United States	8,649,673	$ 228,437,864
British American Tobacco PLC	United Kingdom	8,978,496	393,561,867
British American Tobacco PLC, ADR	United Kingdom	70,550	6,208,400
Imperial Tobacco Group PLC	United Kingdom	8,110,323	269,501,601
Japan Tobacco Inc.	Japan	6,483	24,923,775
Lorillard Inc.	United States	1,006,501	109,577,764
Philip Morris International Inc.	United States	1,599,950	106,828,662
Reynolds American Inc.	United States	2,570,249	95,227,725
			1,234,267,658
Wireless Telecommunication Services 1.5%			
Vodafone Group PLC	United Kingdom	89,158,600	236,600,361
Total Common Stocks and Other Equity Interests (Cost $11,943,661,163)			14,044,642,084
Preferred Stocks 0.0%[†]			
Commercial Banks 0.0%[†]			
[a,d] First Southern Bancorp Inc., cvt. pfd., C	United States	774	3,163,858
[a,e] West Coast Bancorp, cvt. pfd., B	United States	7,558	1,266,721
Total Preferred Stocks (Cost $1,529,800)			4,430,579
		Principal Amount*	
Corporate Bonds, Notes and Senior Floating Rate Interests 3.2%			
[h,i] Boston Generating LLC,			
Revolver, 6.50%, 12/21/13	United States	14,567	4,971
Synthetic Letter of Credit, 6.878%, 12/21/13	United States	27,284	9,311
Term Loan B, 6.50%, 12/21/13	United States	856,452	292,264
[d] Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	27,172	27,172
[h,i] CIT Group Inc., Term Loan Tranche 3, 6.25%, 8/11/15	United States	29,673,189	29,906,332
Clear Channel Communications Inc.,			
[h,j] Delayed Draw 2 Term Loan, 3.836%, 1/29/16	United States	16,161,000	13,353,026
[j] senior note, PIK, 11.00%, 8/01/16	United States	34,134,000	30,379,260
[h,j] Tranche B Term Loan, 3.836%, 1/29/16	United States	94,369,000	79,196,352
[h,j] Tranche C Term Loan, 3.836%, 1/29/16	United States	18,901,582	15,782,821
[g] OPTI Canada Inc., senior secured note, 144A,			
9.00%, 12/15/12	Canada	8,647,000	8,733,470
[k] 9.75%, 8/15/13	Canada	23,176,000	23,118,060
Realogy Corp.,			
[h,j] Extended First Lien Term Loan, 4.518%, 10/10/16	United States	120,608,061	107,642,695
[h,j,l] Extended Revolver, 3.44%, 4/10/16	United States	9,144,806	7,944,550
[h,j] Extended Synthetic Letter of Credit, 3.221%, 10/10/16	United States	11,041,717	9,854,733
Second Lien Term Loan, 13.50%, 10/15/17	United States	5,364,000	5,694,782
[g] senior secured note, 144A, 7.875%, 2/15/19	United States	6,778,000	6,744,110

Semiannual Report | 27

28 | Semiannual Report

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
[a]Non-income producing.
[b]Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.
[c]Security has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2011, the aggregate value of these securities was $73,615,808, representing 0.46% of net assets.
[d]See Note 9 regarding restricted securities.
[e]See Note 13 regarding holdings of 5% voting securities.
[f]At June 30, 2011, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading this security for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
[g]Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2011, the aggregate value of these securities was $86,996,021, representing 0.55% of net assets.
[h]The coupon rate shown represents the rate at period end.
[i]See Note 1(f) regarding senior floating rate interests.
[j]Income may be received in additional securities and/or cash.
[k]A portion or all of the security is on loan at June 30, 2011. See Note 1(e).
[l]See Note 10 regarding unfunded loan commitments.
[m]See Note 8 regarding credit risk and defaulted securities.
[n]The security is traded on a discount basis with no stated coupon rate.
[o]Security or a portion of the security has been segregated as collateral for open forward and future contracts. At June 30, 2011, the value of this security amounted to $2,109,077, representing 0.01% of net assets.
[p]See Note 1(e) regarding securities on loan.
[q]The rate shown is the annualized seven-day yield at period end.

At June 30, 2011, the Fund had the following futures contracts outstanding. See Note 1(c).

Semiannual Report | 29

Mutual Shares Fund

Statement of Investments, June 30, 2011 (unaudited) (continued)

At June 30, 2011, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

30 | Semiannual Report

Mutual Shares Fund

Statement of Investments, June 30, 2011 (unaudited) *(continued)*

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
British Pound	SSBT	Sell	227,932,219	$371,210,412	9/16/11	$ 5,761,195	$ —
Japanese Yen	BANT	Sell	4,467,928,203	54,306,141	10/20/11	—	(1,234,934)
Japanese Yen	DBFX	Sell	1,192,751,815	14,515,000	10/20/11	—	(312,167)
Japanese Yen	HSBC	Sell	393,438,470	4,760,000	10/20/11	—	(130,856)
Japanese Yen	BBU	Sell	225,027,560	2,710,000	10/20/11	—	(87,331)
Japanese Yen	DBFX	Buy	575,602,222	7,169,855	10/20/11	—	(19,729)
Japanese Yen	BANT	Buy	203,371,842	2,537,989	10/20/11	—	(9,861)
Japanese Yen	BBU	Buy	116,897,356	1,457,671	10/20/11	—	(4,512)
Japanese Yen	BANT	Buy	830,683,237	10,160,906	10/20/11	165,365	—
Japanese Yen	DBFX	Buy	478,643,340	5,916,960	10/20/11	33,083	—
Japanese Yen	SSBT	Buy	90,375,881	1,121,248	10/20/11	2,219	—
Japanese Yen	BBU	Buy	79,700,000	986,288	10/20/11	4,466	—
Unrealized appreciation (depreciation)						17,429,776	(40,607,270)
Net unrealized appreciation (depreciation)							$(23,177,494)

See Abbreviations on page 53.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 31

32 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 33

Mutual Shares Fund

Financial Statements *(continued)*

Statement of Operations

for the six months ended June 30, 2011 (unaudited)

Investment income:	
Dividends: (net of foreign taxes of $8,722,075)	
Unaffiliated issuers	$ 199,777,905
Non-controlled affiliated issuers (Note 13)	13,898,329
Interest:	
Unaffiliated issuers	72,819,115
Non-controlled affiliated issuers (Note 13)	296,237
Income from securities loaned	63,157
Total investment income	286,854,743
Expenses:	
Management fees (Note 3a)	45,586,291
Administrative fees (Note 3b)	6,092,018
Distribution fees: (Note 3c)	
Class A	8,200,677
Class B	654,639
Class C	6,440,750
Class R	681,750
Transfer agent fees (Note 3e)	8,793,393
Special servicing agreement fees (Note 14)	2,174,332
Custodian fees (Note 4)	546,287
Reports to shareholders	514,182
Registration and filing fees	112,309
Professional fees	5,485,192
Trustees' fees and expenses	215,236
Other	156,770
Total expenses	85,653,826
Net investment income	201,200,917
Realized and unrealized gains (losses):	
Net realized gain (loss) from:	
Investments:	
Unaffiliated issuers	302,121,884
Non-controlled affiliated issuers (Note 13)	(5,126,451)
Foreign currency transactions	(195,506,034)
Futures contracts	(1,507,083)
Net realized gain (loss)	99,982,316
Net change in unrealized appreciation (depreciation) on:	
Investments	555,911,632
Translation of other assets and liabilities denominated in foreign currencies	12,775,170
Net change in unrealized appreciation (depreciation)	568,686,802
Net realized and unrealized gain (loss)	668,669,118
Net increase (decrease) in net assets resulting from operations	$ 869,870,035

34 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 35

Mutual Shares Fund

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds.
The Mutual Shares Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares:
Class Z, Class A, Class B, Class C, and Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under proce-
dures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing net asset value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange.
The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

36 | Semiannual Report

Mutual Shares Fund

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

Certain derivatives trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific mar-
ket proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally,

Semiannual Report | 37

Mutual Shares Fund

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

events may impact the availability or reliability of foreign exchange rates used to convert the U.S.
dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would nor-
mally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counter-
party to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund entered into futures contracts primarily to manage foreign exchange rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the
Fund, depending on fluctuations in the value of the underlying security. Such variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized.

The Fund entered into forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a coun-
terparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant

38 | Semiannual Report

Mutual Shares Fund

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Derivative Financial Instruments (continued)

to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

See Note 12 regarding other derivative information.

d. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counter-
party any dividends or interest due on securities sold short. Such dividends or interest and any security borrowing fees are recorded as an expense to the Fund.

e. Securities Lending

The Fund participates in an agency based security lending program. The Fund receives cash col-
lateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the
Fund on the next business day. The collateral is invested in a non-registered money fund managed by the Fund’s custodian on the Fund’s behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

f. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodi-
cally reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR).
Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Semiannual Report | 39

Mutual Shares Fund

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Senior Floating Rate Interests (continued)

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

g. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue
Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for
U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% proba-
bility) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of June 30, 2011, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements.
Open tax years are those that remain subject to examination and are based on each tax jurisdic-
tion statute of limitation.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests.
Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability for unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations
(tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America.
These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

40 | Semiannual Report

Mutual Shares Fund

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

h. Security Transactions, Investment Income, Expenses and Distributions (continued)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

i. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2011, there were an unlimited number of shares authorized (without par value).
Transactions in the Fund’s shares were as follows:

Semiannual Report | 41

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

42 | Semiannual Report

Mutual Shares Fund

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

b.  Administrative Fees

c.  Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s
Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maxi-
mum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund’s Class B, C, and R compensation distribution plans, the Fund pays
Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Semiannual Report | 43

Mutual Shares Fund

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES (continued)

c. Distribution Fees (continued)

The Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

e. Transfer Agent Fees

For the period ended June 30, 2011, the Fund paid transfer agent fees of $8,793,393, of which
$4,886,290 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2011, there were no credits earned.

5. INDEPENDENT TRUSTEES’ RETIREMENT PLAN

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The
Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement.
Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2011, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

Mutual Shares Fund

Notes to Financial Statements (unaudited) (continued)

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At
December 31, 2010, the capital loss carryforwards were as follows:

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permit-
ted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous law. Any post-enactment capital losses generated will be required to be utilized prior to the losses incurred in pre-enactment tax years.

For tax purposes, realized capital losses occurring subsequent to October 31 may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2010, the
Fund deferred realized capital losses of $5,254,831.

At June 30, 2011, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Net investment income differs for financial statement and tax purposes primarily due to differ-
ing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, recognition of partnership income, and certain corporate action adjustments.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differ-
ing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, recognition of partnership income, certain corporate action adjustments, defaulted securities, and gain from constructive sale.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30,
2011, aggregated $2,187,914,907 and $2,712,146,637, respectively.

Semiannual Report | 45

Mutual Shares Fund

Notes to Financial Statements (unaudited) (continued)

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possi-
bility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At June 30, 2011, the aggregate value of distressed company securities for which interest recogni-
tion has been discontinued was $0. For information as to specific securities, see the accompanying
Statement of Investments.

9. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2011, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

46 | Semiannual Report

aThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $25,891,183 as of June 30, 2011.

10. UNFUNDED LOAN COMMITMENTS

The Fund enters into certain credit agreements, all or a portion of which may be unfunded. The
Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At June 30, 2011, unfunded commitments were as follows:

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and
Liabilities and Statement of Operations.

11. UNFUNDED CAPITAL COMMITMENTS

The Fund enters into certain capital commitments and may be obligated to perform on such agreements at a future date. The Fund monitors these commitments and assesses the probability of required performance. For any agreements whose probability of performance is determined to be greater than remote, the Fund assesses the fair value of the commitment. In instances where the probability of performance is greater than remote and the performance under the commitment would result in an unrealized loss, the Fund recognizes such losses on the Statement of Assets and
Liabilities and the Statement of Operations.

At June 30, 2011, the Fund had aggregate unfunded capital commitments of $2,264,775, for which no depreciation has been recognized.

Semiannual Report | 47

Mutual Shares Fund

Notes to Financial Statements (unaudited) (continued)

12. OTHER DERIVATIVE INFORMATION

At June 30, 2011, the Fund has invested in derivative contracts which are reflected on the
Statement of Assets and Liabilities as follows:

[a]Includes cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

For the period ended June 30, 2011, the effect of derivative contracts on the Fund’s Statement of
Operations was as follows:

For the period ended June 30, 2011, the average month end market value of derivatives represented
0.55% of average month end net assets. The average month end number of open derivative con-
tracts for the period was 112.

See Note 1(c) regarding derivative financial instruments.

48 | Semiannual Report

Mutual Shares Fund

Notes to Financial Statements (unaudited) (continued)

13. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the period ended June 30, 2011, were as shown below.

Semiannual Report | 49

Mutual Shares Fund

Notes to Financial Statements (unaudited) (continued)

14. SPECIAL SERVICING AGREEMENT

The Fund, which is an eligible underlying investment of one or more of the Franklin Templeton
Fund Allocator Series Funds (Allocator Funds), participates in a Special Servicing Agreement
(SSA) with the Allocator Funds and certain service providers of the Fund and the Allocator
Funds. Under the SSA, the Fund may pay a portion of the Allocator Funds’ expenses (other than any asset allocation, administrative, and distribution fees) to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Fund (e.g., due to reduced costs associated with servicing accounts) from the investment in the Fund by the
Allocator Funds. The Allocator Funds are either managed by Franklin Advisers, Inc. or administered by FT Services, affiliates of Franklin Mutual. For the period ended June 30, 2011, the Fund was held by one or more of the Allocator Funds and the amount of expenses borne by the Fund is noted in the Statement of Operations. At June 30, 2011, 18.08% of the Fund’s
outstanding shares was held by one or more of the Allocator Funds.

15. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively,
Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 20, 2012. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global
Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global
Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended June 30, 2011, the Fund did not use the Global Credit Facility.

16. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are sum-
marized in the following fair value hierarchy:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

• Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

50 | Semiannual Report

Mutual Shares Fund

Notes to Financial Statements (unaudited) (continued)

16. FAIR VALUE MEASUREMENTS (continued)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of June 30, 2011, in valuing the Fund’s assets and liabilities carried at fair value:

Semiannual Report | 51

Mutual Shares Fund

Notes to Financial Statements (unaudited) (continued)

16. FAIR VALUE MEASUREMENTS (continued)

At June 30, 2011, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

[a]The investments were transferred out of level 3 as a result of the availability of a quoted price in an active market for identical securities.
[b]May include accretion, amortization, partnership adjustments, and/or other cost adjustments.
[c]Includes common and preferred stocks as well as other equity investments.
[d]Includes securities determined to have no value.

17. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU)
No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement
and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (IFRS). The amend-
ments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS and include new guidance for certain fair value meas-
urement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after
December 15, 2011. The Fund is currently evaluating the impact, if any, of applying this provision.

52 | Semiannual Report

Mutual Shares Fund

Notes to Financial Statements (unaudited) (continued)

18. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Counterparty Currency Selected Portfolio

BANT - Bank of America N.A. CHF - Swiss Franc ADR - American Depository Receipt
BBU - Barclays Bank PLC EUR -Euro FHLB - Federal Home Loan Bank
DBFX - Deutsche Bank AG GBP - British Pound PIK - Payment-In-Kind
HAND - Svenska Handelsbanken JPY - Japanese Yen
HSBC - HSBC Bank USA, N.A. USD -United States Dollar
SSBT - State Street Bank and Trust Co, N.A.

Semiannual Report | 53

Mutual Shares Fund Shareholder Information

Board Review of Investment Management Agreement

The Board of Trustees (Board), including the independent trustees, at a Board meeting held on
May 17, 2011, unanimously approved renewal of the Fund’s investment management agree-
ment, as well as the Fund’s administrative services agreement. Prior to a meeting of all of the trustees for the purpose of considering such renewals, the independent trustees held three meet-
ings dedicated to the renewal process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assis-
tance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the administrative services agreement for the Fund, the Board, including the independent trustees, determined that the existing investment manage-
ment fee structure was fair and reasonable and that continuance of the agreements was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement (as well as the administrative services agreement), the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio broker-
age execution, client commission arrangements, derivatives, securities lending, portfolio turnover,
Rule 12b-1 plans, distribution, shareholder servicing, compliance, pricing of securities and sales and redemptions, along with related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by Lipper, Inc. (Lipper), an independent third-party analyst, comparing the
Fund’s investment performance and expenses with those of other mutual funds deemed compa-
rable to the Fund as selected by Lipper (Lipper Section 15(c) Report). The trustees reviewed the
Lipper Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

54 | Semiannual Report

Mutual Shares Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to Franklin Templeton Investments from its overall U.S. Fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory actions and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.

Particular attention was given to management’s diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. In addition, the Board received presentations from management on the Dodd-Frank Wall Street Reform and Consumer Protection Act in 2010, which was enacted July 21, 2010, and discussed with management the potential implications of the act on the Fund, the investment manager (and its parent) and the mutual fund industry.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund’s investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of predesignated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The trustees discussed with management

Semiannual Report | 55

Mutual Shares Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts.

During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the significant recent efforts to develop, test and implement compliance procedures established in accordance with SEC requirements.

The trustees also reviewed the nature, extent and quality of the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account administrative and transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s administrative services and transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2010. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the

56 | Semiannual Report

Mutual Shares Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition, particular attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional multi-cap value funds. The Fund had total returns in the lowest performing quintile for the one-year period ended December 31, 2010, and had annualized total returns for the three-, five- and 10-year periods in the middle performing quintile. The Board discussed with the investment manager the reasons for the relative underperformance for the one-year period ended December 31, 2010, while noting that the Fund’s total return during such period exceeded 11%, as shown in the Lipper Section 15(c) Report. While noting such discussions, the Board, overall, found the comparative performance of the Fund to be acceptable.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios. In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Lipper Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from the Fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the

Semiannual Report | 57

Mutual Shares Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund
Class A shares.

The Fund’s contractual management fee rate was in the middle quintile of its Lipper expense group and its total expenses were also in the middle quintile of such group. The Board was satisfied with such comparative expenses.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources,
Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the
12-month period ended September 30, 2010, the most recent fiscal year-end of Franklin Resources,
Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies were reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the
Fund in determining its profitability.

The trustees considered an additional Lipper study analyzing the profitability of the parent of the investment manager as compared to other publicly held investment managers, which also aided the trustees in considering profitability excluding distribution costs. The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-
Oxley Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

58 | Semiannual Report

Mutual Shares Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

ECONOMIES OF SCALE. The trustees considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with
Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the
Fund directly or indirectly. While recognizing that any precise determination is inherently subjec-
tive, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit mar-
gin on investment management services provided such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment manage-
ment fee in 2004, with additional breakpoints being added as deemed appropriate by the Board.
The trustees assessed the savings to shareholders resulting from such breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee and expense ratios of the Fund. To the extent fur-
ther economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the
Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort
Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange
Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed
Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Semiannual Report | 59

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JUNE 30, 2011

SEMIANNUAL REPORT
AND SHAREHOLDER LETTER

Sign up for electronic delivery
on franklintempleton.com

VALUE

MUTUAL QUEST FUND

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · **Mutual Series**

Semiannual Report

Mutual Quest Fund

Your Fund’s Goals and Main Investments: Mutual Quest Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in equity securities of companies the Fund’s managers believe are at prices below their intrinsic value. The Fund may invest up to 50% of its assets in foreign securities.

This semiannual report for Mutual Quest Fund covers the period ended June 30, 2011.

Performance Overview

Mutual Quest Fund – Class Z delivered a +4.80% cumulative total return for the six months ended June 30, 2011. The Fund underperformed the +6.02% total return of its benchmark, the Standard & Poor’s 500 Index, which is a broad measure of U.S. stock market performance.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 11.

Economic and Market Overview

The global economy expanded despite geopolitical and inflationary pressures during the six-month period ended June 30, 2011. In the U.S., business activity increased and consumer spending stayed above pre-recession levels. The U.S. was a key engine in a sustained global manufacturing expansion as international trade volume continued to increase, albeit at a moderate pace. The U.S. financial system appeared closer to a full recovery, although the country still faced challenges dealing with persistent unemployment, housing market weakness and massive debt. During the period, signs emerged of a global economic slowdown. Officials at the U.S. Federal Reserve Board (Fed) cut their growth forecast for the world’s largest economy, and manufacturing growth slowed in most major regions of the world. Japan’s earthquake, an early surge in commodity prices and a fading inventory restocking cycle were all blamed for declining

1. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 21.

Semiannual Report | 5

economic leading indicators. Some monetary policy tightening in most parts of the world was also thought to inhibit growth and cool the commodities rally.

Inflation at the consumer, producer and trade levels rose across much of the world, but in the U.S. it remained relatively contained. As a result, the Fed maintained its accommodative monetary policy while ending its second round of quantitative easing on June 30. The Fed said, however, it would continue to purchase Treasuries with proceeds from maturing debt in an effort to support economic growth. This move deviated from many other central banks around the world that raised interest rates to dampen inflation pressures.

Continued corporate profit strength and still favorable economic growth prospects in some regions of the world supported equities. Global stock markets made gains in the first half of 2011, though the positive momentum from the previous year waned as investors weathered international events that included revolutions and civil unrest across the Middle East and North Africa, the multiple crises triggered by Japan’s earthquake and tsunami, and sovereign debt worries and credit downgrades in Europe. The dollar declined during the period against most currencies, however, broadly reflecting divergent interest rate and/or economic growth expectations.

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to invest-
ing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in under-
valued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’
intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives.
This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines.
While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes

6 | Semiannual Report

is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Manager’s Discussion

As stock markets advanced unevenly in the first half of 2011, several Fund investments increased in value. Three particularly strong Fund performers were
UnitedHealth Group, a U.S. managed health care provider; Bermuda-based
White Mountains Insurance Group, which provides insurance products and services through its subsidiaries and U.S. operating offices; and Time Warner
Cable, the second-largest U.S. cable services provider currently operating in
28 states.

Shares of UnitedHealth rose sharply in value during the first half of 2011.
In January, its share price was fueled by a combination of the company’s announcement of better-than-expected fourth quarter 2010 earnings and, more significantly, its higher revenue guidance for 2011. Other positive catalysts included the company’s ongoing efforts to increase shareholder value through share buybacks and dividends. In our view, UnitedHealth’s long-term earnings growth is supported by a diversified business mix and a growing percentage of earnings generated by its increasingly successful health care services business.
Although there was no specific catalyst for the continued increase in the com-
pany’s stock price in the second quarter, we believe many investors may have recognized the low earnings multiple at which the company’s shares had been trading. In addition, investors seemed to become more comfortable with the implications of pending U.S. health care reforms on the company’s business model.

Semiannual Report | 7

The Fund’s White Mountains shares have traded at a discount to book value and a deeper discount to intrinsic value for quite some time, according to our analysis. The announced sale of the company’s Esurance subsidiary (personal auto insurance sold online) and Answer Financial business to Allstate at a significant premium to the businesses’ stated book value contributed toward realizing that value. The market reacted favorably to the June 2011 deal, but White Mountains stock continued to trade at a discount to our estimate of intrinsic value at period-end.

Shares of Time Warner Cable continued to exceed expectations in the first half of 2011 as the company reported an improvement in the growth rate of broadband Internet (data) subscribers compared with the loss rate of residential basic cable (video) subscribers. Pricing for video and data services remained strong while management’s focus on efficiencies drove operating margin expansion and double-digit free cash flow growth. Time Warner’s disciplined approach to mergers and acquisitions and its shareholder-friendly remuneration policy has facilitated a 20% dividend increase in the first half of 2011 and a multi-billion dollar share buyback program.

In contrast, several Fund investments decreased in value, hindering Fund performance. Among the largest detractors from Fund performance were Japanese video game software and console maker Nintendo; PartnerRe, which through subsidiaries in Asia, Europe, and North and South America writes reinsurance for primary and specialty insurance coverage purposes; and Wells Fargo & Co., one of the largest U.S. banks.

Nintendo’s share price deteriorated after the company reported sales of its new handheld console, the Nintendo 3DS, that were slower than anticipated. In particular, sales of this new gaming device were weak in its home market of Japan, where the March 11 earthquake and tsunami hurt consumer sentiment, and in other parts of the world due to a lack of compelling software titles at launch date and the console’s relatively high initial sales price. At period-end, cash accounted for more than 50% of Nintendo’s market capitalization, and we believe the company can successfully leverage its software intellectual property in the next gaming console cycle. With this in mind, we continued to hold Nintendo in the portfolio at period-end.

Our investment in PartnerRe declined in value after the company reported significant operating losses driven by a confluence of claims stemming from recent natural disasters in Japan (earthquake/tsunami), Australia (floods) and New Zealand (earthquake). Although its first-quarter 2011 loss was the largest absolute loss in PartnerRe’s history, it was within its expected loss limits. Furthermore, the company expects better pricing in the future, which we believe could improve profits into 2012.

8 | Semiannual Report

Wells Fargo provides banking, insurance, investments, mortgages, and consumer and commercial finance through a variety of distribution channels across North America and internationally. The company’s share price declined during the period under review, along with many other U.S.-based and global banks, largely due to revenue pressures and investor fears related to foreclosure and pending regulatory issues.

Finally, investors should note that we maintained our currency hedging posture of being more hedged than not to the U.S. dollar, largely through the use of forward currency exchange contracts. Certain currencies strengthened in relation to the U.S. dollar in the first six months of 2011, and so our hedging strategy hindered Fund performance during the reporting period.

Thank you for your continued participation in Mutual Quest Fund. We look forward to serving your future investment needs.

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Semiannual Report | 9

10 | Semiannual Report

Performance Summary as of 6/30/11

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Semiannual Report | 11

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R: no sales charges; Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

12 | Semiannual Report

Performance Summary (continued)

Endnotes

Value securities may not increase in price as anticipated or may decline further in value. The Fund’s investments in smaller company stocks and foreign securities involve special risks. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. Foreign securities risks include currency fluctuations, and economic and political uncertainties. The Fund may also invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

Semiannual Report | 13

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

• Transaction costs, including sales charges (loads) on Fund purchases; and

• Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other
Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical
“Ending Account Value” is based on the actual expense ratio for each class and an assumed 5%
annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

14 | Semiannual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 0.84%; A: 1.14%; B: 1.84%; C: 1.84%; and R: 1.34%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Semiannual Report | 15

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Net investment income per share includes approximately $0.06 per share received in the form of a special dividend paid in connection with a corporate real estate investment trust
(REIT) conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.97%.
[d]Net investment income per share includes approximately $(0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.34%.
[e]Effective September 1, 2008, the redemption fee was eliminated.
[f]Amount rounds to less than $0.01 per share.
[g]Total return is not annualized for periods less than one year.
[h]Ratios are annualized for periods less than one year.
[i]Includes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
[j]Benefit of expense reduction rounds to less than 0.01%.
[k]Rounds to less than 0.01%.
16 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Net investment income per share includes approximately $0.06 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.67%.
[d]Net investment income per share includes approximately $(0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.03%.
[e]Effective September 1, 2008, the redemption fee was eliminated.
[f]Amount rounds to less than $0.01 per share.
[g]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[h]Ratios are annualized for periods less than one year.
[i]Includes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
[j]Benefit of expense reduction rounds to less than 0.01%.
[k]Rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 17

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Net investment income per share includes approximately $0.06 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.97%.
[d]Amount rounds to less than $0.01 per share.
[e]Net investment income per share includes approximately $(0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.35%.
[f]Effective September 1, 2008, the redemption fee was eliminated.
[g]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[h]Ratios are annualized for periods less than one year.
[i]Includes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
[j]Benefit of expense reduction rounds to less than 0.01%.
[k]Rounds to less than 0.01%.
18 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Net investment income per share includes approximately $0.06 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.97%.
[d]Amount rounds to less than $0.01 per share.
[e]Net investment income per share includes approximately $(0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.34%.
[f]Effective September 1, 2008, the redemption fee was eliminated.
[g]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[h]Ratios are annualized for periods less than one year.
[i]Includes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
[j]Benefit of expense reduction rounds to less than 0.01%.
[k]Rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 19

[a]For the period May 1, 2009 (effective date) to December 31, 2009.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Net investment income per share includes approximately $0.06 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.47%.
[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[f]Ratios are annualized for periods less than one year.
[g]Includes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
[h]Benefit of expense reduction rounds to less than 0.01%.

20 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Mutual Quest Fund

Statement of Investments, June 30, 2011 (unaudited)

Semiannual Report | 21

Mutual Quest Fund

Statement of Investments, June 30, 2011 (unaudited) (continued)

22 | Semiannual Report

Mutual Quest Fund

Statement of Investments, June 30, 2011 (unaudited) *(continued)*

	Country	Shares/Rights	Value
Common Stocks and Other Equity Interests (continued)			
Health Care Providers & Services 2.1%			
Rhoen-Klinikum AG	Germany	2,897,659	$ 69,921,953
UnitedHealth Group Inc.	United States	880,523	45,417,376
			115,339,329
Household Durables 0.3%			
[a] Toll Brothers Inc.	United States	666,690	13,827,151
Independent Power Producers & Energy Traders 2.5%			
Constellation Energy Group	United States	23,380	887,505
[a] GenOn Energy Inc.	United States	16,430,443	63,421,510
[a,f,g] NRG Energy Inc.	United States	2,830,251	69,567,569
			133,876,584
Industrial Conglomerates 0.4%			
Orkla ASA	Norway	2,565,446	24,305,076
Insurance 6.8%			
ACE Ltd.	United States	96,280	6,337,150
[a] Alleghany Corp.	United States	155,648	51,847,905
American International Group Inc.	United States	1,875,050	54,976,466
[a,d,h] Imagine Group Holdings Ltd.	Bermuda	1,074,196	13,085,211
Old Republic International Corp.	United States	1,096,314	12,881,689
[a,d] Olympus Re Holdings Ltd.	United States	97,300	27,040
PartnerRe Ltd.	Bermuda	1,056,120	72,713,862
Symetra Financial Corp.	United States	3,434,760	46,128,827
White Mountains Insurance Group Ltd.	United States	273,330	114,842,333
			372,840,483
IT Services 0.0%[†]			
Glodyne Technoserve Ltd.	India	103,008	797,660
Marine 1.8%			
A.P. Moller - Maersk AS, B	Denmark	11,638	100,371,669
Media 6.4%			
British Sky Broadcasting Group PLC	United Kingdom	10,357,753	140,756,584
Comcast Corp., Special A	United States	2,392,860	57,978,998
News Corp., A	United States	802,850	14,210,445
[f,g] Time Warner Cable Inc.	United States	1,194,680	93,232,827
Viacom Inc., B	United States	819,399	41,789,349
			347,968,203
Metals & Mining 0.9%			
ThyssenKrupp AG	Germany	929,080	48,038,175
Multi-Utilities 2.1%			
GDF Suez	France	3,127,088	114,434,338
Office Electronics 1.3%			
[f,g] Xerox Corp.	United States	6,663,347	69,365,442

Semiannual Report | 23

Mutual Quest Fund

Statement of Investments, June 30, 2011 (unaudited) (continued)

24 | Semiannual Report

Mutual Quest Fund

Statement of Investments, June 30, 2011 (unaudited) *(continued)*

	Country	Principal Amount*	Value
Corporate Bonds, Notes and Senior Floating Rate Interests 11.5%			
Beckman Coulter Inc., cvt., senior note, 2.50%, 12/15/36	United States	7,000,000	$ 8,391,250
[d] Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	12,857	12,857
CDW LLC/Finance Corp., senior sub. note, 12.535%, 10/12/17	United States	71,587,000	77,492,927
[i,j] CIT Group Inc., Term Loan Tranche 3, 6.25%, 8/11/15	United States	4,334,832	4,368,891
Clear Channel Communications Inc.,			
[i,j] Delayed Draw 2 Term Loan, 3.836%, 1/29/16	United States	7,943,000	6,562,904
[k] senior note, PIK, 11.00%, 8/01/16	United States	16,778,000	14,932,420
[i,j] Tranche B Term Loan, 3.836%, 1/29/16	United States	46,680,000	39,174,790
[i,j] Tranche C Term Loan, 3.836%, 1/29/16	United States	11,574,798	9,664,956
Eastman Kodak Co.,			
senior note, 7.25%, 11/15/13	United States	5,000,000	4,750,000
[l] senior secured note, 144A, 9.75%, 3/01/18	United States	3,000,000	2,880,000
[i,j] GenOn Energy Inc., Tranche B Term Loan, 6.00%, 9/20/17	United States	24,874,687	24,902,671
[i,j] Lee Enterprises Inc., 4.25%, 4/28/12			
[m] Revolver	United States	4,358,800	3,599,641
Term Loan A	United States	57,940,514	48,670,032
[l] OPTI Canada Inc., senior secured note, 144A,			
9.00%, 12/15/12	Canada	2,892,000	2,920,920
[n] 9.75%, 8/15/13	Canada	7,760,000	7,740,600
Realogy Corp.,			
[i,j] Extended First Lien Term Loan, 4.518%, 10/10/16	United States	55,364,959	49,413,226
[i,j] Extended Synthetic Letter of Credit, 3.221%, 10/10/16	United States	4,488,173	4,005,694
[l] senior secured note, 144A, 7.875%, 2/15/19	United States	3,424,000	3,406,880
[i,j] Revel AC Inc., Term Loan B, 9.00%, 2/17/17	United States	76,946,000	72,713,970
[i,j] Texas Competitive Electric Holdings Co. LLC, Extended Term Loan, 4.69%, 10/10/17	United States	136,650,473	106,953,592
[l] Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc., senior secured note, 144A, 11.50%, 10/01/20	United States	10,061,000	9,935,238
[i,j] Vertis Inc., senior secured Term Loan, 11.75%, 12/23/15	United States	98,638,235	90,253,985
[d,i,j] W2007 Equity Inns Realty, 11/02/12			
B-1A Mortgage Note, 5.75%	United States	15,000,000	13,978,050
B-2B3 Mortgage Note, 6.05%	United States	10,000,000	9,170,540
[d,k] W2007 Equity Inns Senior Mezz LLC, First Mezzanine Loan, PIK, 9.00%, 11/02/12	United States	10,000,000	8,868,600
Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $648,212,749)			624,764,634
Corporate Bonds, Notes and Senior Floating Rate Interests in Reorganization 2.3%			
[o] Nortel Networks Corp., cvt., senior note, 1.75%, 4/15/12	Canada	59,550,000	54,786,000
[o] Nortel Networks Ltd., senior note,			
10.125%, 7/15/13	Canada	29,522,000	28,673,243
10.75%, 7/15/16	Canada	42,280,000	40,905,900
[i,j,o,p] Tribune Co., Incremental Term Loan, 7.25%, 6/04/14	United States	2,000,000	1,322,500
Total Corporate Bonds, Notes and Senior Floating Rate Interests in Reorganization (Cost $119,632,649)			125,687,643

Semiannual Report | 25

Mutual Quest Fund

Statement of Investments, June 30, 2011 (unaudited) *(continued)*

	Country	Shares	Value
Companies in Liquidation 0.0%[†]			
[a] Adelphia Recovery Trust	United States	38,254,708	$ 3,825
[a,b] Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	4,899,492	195,980
[a,b,c] Century Communications Corp., Contingent Distribution	United States	13,497,000	—
[a,d] FIM Coinvestor Holdings I, LLC	United States	16,133,491	—
Total Companies in Liquidation (Cost $4,515,497)			199,805
		Principal Amount*	
Municipal Bonds (Cost $25,000,000) 0.4%			
New Jersey EDA Energy Facility Revenue, ARC Energy Partners, Series B, 12.00%, 12/01/30	United States	25,000,000	25,525,750
Total Investments before Short Term Investments (Cost $4,350,123,069)			5,026,786,179
Short Term Investments 3.6%			
U.S. Government and Agency Securities 3.6%			
[q] FHLB, 7/11/11	United States	6,000,000	5,999,982
[q] U.S. Treasury Bills,			
[f] 9/22/11	United States	64,500,000	64,497,742
7/07/11 - 12/29/11	United States	124,660,000	124,635,977
Total U.S. Government and Agency Securities (Cost $195,092,756)			195,133,701
Total Investments before Money Market Funds (Cost $4,545,215,825)			5,221,919,880
		Shares	
[r] **Investments from Cash Collateral Received for Loaned Securities 0.0%**[†]			
Money Market Funds 0.0%[†]			
[a] BNY Institutional Cash Reserve Fund, Series B	United States	26,656	21,325
[s] BNY Mellon Overnight Government Fund, 0.05%	United States	405,824	405,824
Total Money Market Funds (Cost $432,480)			427,149
Total Investments (Cost $4,545,648,305) 95.9%			5,222,347,029
Options Written (0.2)%			(8,358,419)
Securities Sold Short (0.3)%			(18,581,124)
Other Assets, less Liabilities 4.6%			249,121,135
Net Assets 100.0%			$5,444,528,621
		Contracts	
[t] **Options Written (0.2)%**			
Call Options (0.1)%			
Automobiles (0.0)%[†]			
General Motors Co., August $31 Calls, 8/20/11	United States	1,649	$ (173,145)
Containers & Packaging (0.0)%[†]			
Temple-Inland Inc., August $30 Calls, 8/20/11	United States	3,750	(431,250)

26 | Semiannual Report

Mutual Quest Fund

Statement of Investments, June 30, 2011 (unaudited) (continued)

Country	Contracts	Value
†Options Written (continued)			
Call Options (continued)			
Food & Staples Retailing (0.0)%†			
CVS Caremark Corp., August $37 Calls, 8/20/11	United States	1,000	$ (144,000)
The Kroger Co., July $24 Calls, 7/16/11	United States	5,000	(475,000)
			(619,000)
Independent Power Producers & Energy Traders (0.0)%†			
NRG Energy Inc., September $25 Calls, 9/17/11	United States	3,500	(315,000)
Media (0.0)%†			
Time Warner Cable Inc., July $75 Calls, 7/16/11	United States	3,200	(1,088,000)
Office Electronics (0.0)%†			
Xerox Corp., July $11 Calls, 7/16/11	United States	2,500	(12,500)
Oil, Gas & Consumable Fuels (0.0)%†			
The Williams Cos. Inc., August $33 Calls, 8/20/11	United States	6,000	(264,000)
Pharmaceuticals (0.0)%†			
Eli Lilly & Co., July $36 Calls, 7/16/11	United States	15	(2,190)
Merck & Co. Inc., July $35 Calls, 7/16/11	United States	4,300	(240,800)
Sanofi, Contingent Value rts., 12/31/20, July $75 Calls, 7/15/11	France	63	(8,820)
Sanofi, December 56 EUR Calls, 12/16/11	France	1,200	(567,299)
			(819,109)
Software (0.1)%			
Microsoft Corp., October $27 Calls, 10/22/11	United States	12,000	(852,000)
Symantec Corp., July $18 Calls, 7/16/11	United States	2,500	(425,000)
			(1,277,000)
Put Options (0.1)%			
Automobiles (0.0)%†			
General Motors Co., August $27 Puts, 8/20/11	United States	1,649	(57,715)
Biotechnology (0.0)%†			
Cephalon Inc., August $80 Puts, 8/20/11	United States	970	(58,200)
Commercial Banks (0.0)%†			
Wells Fargo & Co., July $28 Puts, 7/16/11	United States	1,500	(78,000)
Computers & Peripherals (0.0)%†			
Hewlett-Packard Co., November $34 Puts, 11/19/11	United States	2,000	(266,000)
Containers & Packaging (0.0)%†			
Temple-Inland Inc., August $29 Puts, 8/20/11	United States	3,750	(412,500)
Diversified Financial Services (0.0)%†			
NYSE Euronext, September $36 Puts, 9/17/11	United States	2,000	(596,000)
Health Care Equipment & Supplies (0.0)%†			
Boston Scientific Corp., January $7.50 Puts, 1/21/12	United States	5,000	(555,000)
Office Electronics (0.0)%†			
Xerox Corp., July $10 Puts, 7/16/11	United States	5,500	(33,000)
Oil, Gas & Consumable Fuels (0.0)%†			
The Williams Cos. Inc., August $27 Puts, 8/20/11	United States	2,000	(88,000)
The Williams Cos. Inc., August $28 Puts, 8/20/11	United States	2,200	(132,000)
			(220,000)

Semiannual Report | 27

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
[a]Non-income producing.
[b]Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.
[c]Security has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2011, the aggregate value of these securities was $43,799,556, represent-
ing 0.80% of net assets.
[d]See Note 9 regarding restricted securities.
[e]At June 30, 2011, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading this security for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
[f]Security or a portion of the security has been segregated as collateral for securities sold short, open forward, future and written options contracts. At June 30, 2011, the aggregate value of these securities and cash pledged amounted to $178,137,444, representing 3.27% of net assets.
[g]A portion or all of the security is held in connection with written option contracts open at period end.
[h]See Note 12 regarding holdings of 5% voting securities.
[i]The coupon rate shown represents the rate at period end.
[j]See Note 1(g) regarding senior floating rate interests.
[k]Income may be received in additional securities and/or cash.
[l]Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2011, the aggregate value of these securities was $26,883,638, representing 0.49% of net assets.
[m]See Note 10 regarding unfunded loan commitments.
[n]A portion or all of the security is on loan at June 30, 2011. See Note 1(f).
[o]See Note 8 regarding credit risk and defaulted securities.
[p]Security purchased on a delayed delivery basis. See Note 1(c).
[q]The security is traded on a discount basis with no stated coupon rate.
[r]See Note 1(f) regarding securities on loan.
[s]The rate shown is the annualized seven-day yield at period end.
[t]See Note 1(d) regarding written options.
[u]See Note 1(e) regarding securities sold short.

28 | Semiannual Report

Mutual Quest Fund

Statement of Investments, June 30, 2011 (unaudited) (continued)

30 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 31

32 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 33

34 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Mutual Quest Fund Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual Quest Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class B, Class C, and Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing net asset value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Semiannual Report | 35

Mutual Quest Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Certain derivatives trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the

36 | Semiannual Report

Mutual Quest Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)
U.	S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund entered into futures contracts primarily to manage foreign exchange rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the underlying security. Such variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized.

Semiannual Report | 37

Mutual Quest Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Derivative Financial Instruments (continued)

The Fund entered into forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund purchased or wrote option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of a particular security, currency or index, or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the security is adjusted by any premium paid or received. Upon expiration of an option, any premium paid or received is recorded as a realized loss or gain. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Notes 7 and 11 regarding investment transactions and other derivative information, respectively.

e. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends or interest due on securities sold short. Such dividends or interest and any security borrowing fees are recorded as an expense to the Fund.

f. Securities Lending

The Fund participates in an agency based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund

38 | Semiannual Report

Mutual Quest Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Securities Lending (continued)

on the next business day. The collateral is invested in a non-registered money fund managed by the Fund’s custodian on the Fund’s behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

g. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

h. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of June 30, 2011, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability for unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

Semiannual Report | 39

Mutual Quest Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
i.	Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

j. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

40 | Semiannual Report

Mutual Quest Fund

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2011, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

Semiannual Report | 41

Mutual Quest Fund

Notes to Financial Statements (unaudited) *(continued)*

3. Transactions with Affiliates

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Annualized Fee Rate	Net Assets
0.600%	Up to and including $5 billion
0.570%	Over $5 billion, up to and including $7 billion
0.550%	Over $7 billion, up to and including $10 billion
0.540%	In excess of $10 billion

b. Administrative Fees

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

42 | Semiannual Report

Mutual Quest Fund

Notes to Financial Statements (unaudited) (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

The Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

e. Transfer Agent Fees

For the period ended June 30, 2011, the Fund paid transfer agent fees of $2,281,523, of which $1,461,490 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2011, there were no credits earned.

5. INDEPENDENT TRUSTEES’ RETIREMENT PLAN

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

Semiannual Report | 43

Mutual Quest Fund

Notes to Financial Statements (unaudited) (continued)

5. INDEPENDENT TRUSTEES’ RETIREMENT PLAN (continued)

During the period ended June 30, 2011, the Fund’s projected benefit obligation and benefit pay-
ments under the Plan were as follows:

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment com-
pany shares, payments-in-kind, bond discounts and premiums, certain dividends on securities sold short, recognition of partnership income, and certain corporate action adjustments.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differ-
ing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, payments-in-kind, bond discounts and premiums, certain dividends on securities sold short, tax straddles, recognition of partnership income, and certain corporate action adjustments.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2011, aggregated $2,298,726,323 and $2,115,535,294, respectively.

Transactions in options written during the period ended June 30, 2011, were as follows:

44 | Semiannual Report

Mutual Quest Fund

Notes to Financial Statements (unaudited) (continued)

7. INVESTMENT TRANSACTIONS (continued)

See Notes 1(d) and 11 regarding derivative financial instruments and other derivative information, respectively.

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At June 30, 2011, the aggregate value of distressed company securities for which interest recognition has been discontinued was $125,687,643, representing 2.31% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

Semiannual Report | 45

Mutual Quest Fund

Notes to Financial Statements (unaudited) (continued)

9. RESTRICTED SECURITIES (continued)

At June 30, 2011, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

10. UNFUNDED LOAN COMMITMENTS

The Fund enters into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At June 30, 2011, unfunded commitments were as follows:

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and Statement of Operations.

46 | Semiannual Report

Mutual Quest Fund

Notes to Financial Statements (unaudited) (continued)

11. OTHER DERIVATIVE INFORMATION

At June 30, 2011, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

aIncludes cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the period ended June 30, 2011, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

For the period ended June 30, 2011, the average month end market value of derivatives represented 0.76% of average month end net assets. The average month end number of open derivative contracts for the period was 124.

See Notes 1(d) and 7 regarding derivative financial instruments and investment transactions, respectively.

Semiannual Report | 47

Mutual Quest Fund

Notes to Financial Statements (unaudited) (continued)

12. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the period ended June 30, 2011, were as shown below.

13. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 20, 2012. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended June 30, 2011, the Fund did not use the Global Credit Facility.

14. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

• Level 3 – significant unobservable inputs (including the Fund’s own assumptions in deter-
mining the fair value of investments)

48 | Semiannual Report

Mutual Quest Fund

Notes to Financial Statements (unaudited) (continued)

14. FAIR VALUE MEASUREMENTS (continued)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of June 30, 2011, in valuing the Fund’s assets and liabilities carried at fair value:

[a]Includes common stocks as well as other equity investments.
[b]Includes securities determined to have no value at June 30, 2011.
[c]For detailed industry descriptions, see the accompanying Statement of Investments.

Semiannual Report | 49

Mutual Quest Fund

Notes to Financial Statements (unaudited) (continued)

14. FAIR VALUE MEASUREMENTS (continued)

At June 30, 2011, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining the Funds’ fair value, is as follows:

[a]The investment was transferred out of Level 3 as a result of the availability of a quoted price in an active market for identical securities.
[b]May include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.
[c]Includes common stocks as well as other equity investments.
[d]Includes securities determined to have no value.

15. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (IFRS). The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Fund is currently evaluating the impact, if any, of applying this provision.

50 | Semiannual Report

Mutual Quest Fund

Notes to Financial Statements (unaudited) (continued)

16. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Counterparty Currency Selected Portfolio

BANT - Bank of America N.A. CHF - Swiss Franc ADR - American Depository Receipt
BBU - Barclays Bank PLC EUR - Euro EDA - Economic Development Authority
DBFX - Deutsche Bank AG GBP - British Pound FHLB - Federal Home Loan Bank
HAND - Svenska Handelsbanken USD - United States Dollar PIK - Payment-In-Kind
HSBC - HSBC Bank USA, N.A.
SSBT - State Street Bank and Trust Co., N.A.

Semiannual Report | 51

Mutual Quest Fund Shareholder Information

Board Review of Investment Management Agreement

The Board of Trustees (Board), including the independent trustees, at a Board meeting held on May 17, 2011, unanimously approved renewal of the Fund’s investment management agreement, as well as the Fund’s administrative services agreement. Prior to a meeting of all of the trustees for the purpose of considering such renewals, the independent trustees held three meetings dedicated to the renewal process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the administrative services agreement for the Fund, the Board, including the independent trustees, determined that the existing investment management fee structure was fair and reasonable and that continuance of the agreements was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement (as well as the administrative services agreement), the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, compliance, pricing of securities and sales and redemptions, along with related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by Lipper, Inc. (Lipper), an independent third-party analyst, comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Lipper Section 15(c) Report). The trustees reviewed the Lipper Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory actions and pending legal actions against the investment manager and its affiliates. The independent

52 | Semiannual Report

Mutual Quest Fund Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

trustees were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.

Particular attention was given to management’s diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. In addition, the Board received presentations from management on the Dodd-Frank Wall Street Reform and Consumer Protection Act in 2010, which was enacted July 21, 2010, and discussed with management the potential implications of the act on the Fund, the investment manager (and its parent) and the mutual fund industry.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund’s investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of predesignated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts.

During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading

Semiannual Report | 53

Mutual Quest Fund Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the significant recent efforts to develop, test and implement compliance procedures established in accordance with SEC requirements.

The trustees also reviewed the nature, extent and quality of the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account administrative and transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s administrative services and transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2010. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition, particular attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional multi-cap value funds. The Fund had total returns in the lowest performing quintile for the one-year period

54 | Semiannual Report

Mutual Quest Fund Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

ended December 31, 2010, and had annualized total returns for the three- and five-year periods in the second-best and best performing quintiles, respectively. The trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2010, was in the best performing quintile and exceeded 7%, as shown in the Lipper Section 15(c) Report. The Board discussed with the investment manager the reasons for the relative underperformance for the one-year period ended December 31, 2010, noting that the Fund’s total return during such period exceeded 9%, as shown in the Lipper Section 15(c) Report. While noting such discussions, the Board, overall, was satisfied with the comparative performance of the Fund.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios. In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Lipper Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from the Fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund’s contractual management fee rate was in the middle quintile of its Lipper expense group and its total expenses were in the second least expensive quintile of such group. The Board was satisfied with such comparative expenses.

Semiannual Report | 55

Mutual Quest Fund Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2010, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies were reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The trustees considered an additional Lipper study analyzing the profitability of the parent of the investment manager as compared to other publicly held investment managers, which also aided the trustees in considering profitability excluding distribution costs. The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The trustees considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on

56 | Semiannual Report

Mutual Quest Fund Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

investment management services provided such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee in 2004. The trustees assessed the savings to shareholders resulting from such breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee and expense ratios of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Semiannual Report | 57

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MUTUAL BEACON FUND

Semiannual Report

Mutual Beacon Fund

Your Fund’s Goals and Main Investments: Mutual Beacon Fund seeks capital appreci-

ation, with income as a secondary goal, by investing primarily in equity securities of companies the

Fund’s managers believe are at prices below their intrinsic value. The Fund may invest up to 35% of its assets in foreign securities.

This semiannual report for Mutual Beacon Fund covers the period ended
June 30, 2011.

Performance Overview

Mutual Beacon Fund – Class Z delivered a +5.76% cumulative total return for the six months ended June 30, 2011. The Fund performed comparably to the
+6.02% total return of U.S. stocks as measured by its benchmark, the Standard
& Poor’s 500 Index, which is a broad measure of U.S. stock performance.[1] You can find the Fund’s long-term performance data in the Performance Summary beginning on page 11.

Economic and Market Overview

The global economy expanded despite geopolitical and inflationary pressures during the six-month period ended June 30, 2011. In the U.S., business activity increased and consumer spending stayed above pre-recession levels. The U.S.
was a key engine in a sustained global manufacturing expansion as international trade volume continued to increase, albeit at a moderate pace. The U.S. finan-
cial system appeared closer to a full recovery, although the country still faced challenges dealing with persistent unemployment, housing market weakness and massive debt. During the period, signs emerged of a global economic slow-
down. Officials at the U.S. Federal Reserve Board (Fed) cut their growth forecast for the world’s largest economy, and manufacturing growth slowed in most major regions of the world. Japan’s earthquake, an early surge in commodity

1. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s
Statement of Investments (SOI). The SOI begins on page 21.

Semiannual Report | 5

prices and a fading inventory restocking cycle were all blamed for declining economic leading indicators. Some monetary policy tightening in most parts of the world was also thought to inhibit growth and cool the commodities rally.

Inflation at the consumer, producer and trade levels rose across much of the world, but in the U.S. it remained relatively contained. As a result, the Fed maintained its accommodative monetary policy while ending its second round of quantitative easing on June 30. The Fed said, however, it would continue to purchase Treasuries with proceeds from maturing debt in an effort to support economic growth. This move deviated from many other central banks around the world that raised interest rates to dampen inflation pressures.

Continued corporate profit strength and still favorable economic growth prospects in some regions of the world supported equities. Global stock markets made gains in the first half of 2011, though the positive momentum from the previous year waned as investors weathered international events that included revolutions and civil unrest across the Middle East and North Africa, the multiple crises triggered by Japan’s earthquake and tsunami, and sovereign debt worries and credit downgrades in Europe. The dollar declined during the period against most currencies, however, broadly reflecting divergent interest rate and/or economic growth expectations.

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’
intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives.
This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines.
While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable

6 | Semiannual Report

during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Manager’s Discussion

As stock markets advanced unevenly in the first half of 2011, several Fund investments increased in value. Three particularly strong Fund performers were UnitedHealth Group, a U.S. managed health care provider; U.S. cigarette maker Lorillard; and Bermuda-based White Mountains Insurance Group, which provides insurance products and services through its subsidiaries and U.S. operating offices.

Shares of UnitedHealth rose sharply in value during the first half of 2011. In January, its share price was fueled by a combination of the company’s announcement of better-than-expected fourth quarter 2010 earnings and, more significantly, its higher revenue guidance for 2011. Other positive catalysts included the company’s ongoing efforts to increase shareholder value through share buybacks and dividends. In our view, UnitedHealth’s long-term earnings growth is supported by a diversified business mix and a growing percentage of earnings generated by its increasingly successful health care services business. Although there was no specific catalyst for the continued increase in the company’s stock price in the second quarter, we believe many investors may have recognized the low earnings multiple at which the company’s shares had been trading. In addition, investors seemed to become more comfortable with the implications of pending U.S. health care reforms on the company’s business model.

Semiannual Report | 7

Lorillard, another key contributor for the period, was spun out of Loews Corporation in May 2008. Lorillard is the third-largest U.S. cigarette manufacturer and the country’s oldest continuously operating tobacco company. Its flagship premium brand, Newport, is the country’s top selling menthol brand, generating approximately 90% of the company’s revenues. Lorillard shares appreciated during the first half of the year, with some of the biggest gains coming in March 2011. Prior to March, the shares were under pressure as many investors grew concerned that a report being produced by the Tobacco Products Scientific Advisory Committee (TPSAC) would recommend that the Food and Drug Administration (FDA) ban menthol cigarettes. However, the findings and recommendations of the TPSAC report regarding the effects of menthol cigarettes were less harsh than anticipated. A sharp relief rally in Lorillard shares followed TPSAC’s release of the final report. Also during the period under review, the company announced that it would be expanding its share buyback program from $1 billion to $1.4 billion. We view the shares as an attractive investment because the industry has pricing power, Newport is a well-positioned brand and Lorillard management is shareholder friendly and continues to return excess cash to shareholders through dividends and buybacks.

The Fund’s White Mountains shares have traded at a discount to book value and a deeper discount to intrinsic value for quite some time, according to our analysis. The announced sale of the company’s Esurance subsidiary (personal auto insurance sold online) and Answer Financial business to Allstate at a significant premium to the businesses’ stated book value contributed toward realizing that value. The market reacted favorably to the June 2011 deal, but White Mountains stock continued to trade at a discount to our estimate of intrinsic value at period-end.

In contrast, some of the Fund’s investments lost value. Key detractors included Community Health Systems, a U.S. hospital management company operating in small cities and rural areas; Japanese video game software and console maker Nintendo; and U.S.-based Bank of America.

Community Health Systems reported earnings above expectations and reaffirmed its 2011 earnings-per-share forecasts. However, rival hospital operator Tenet Healthcare filed a lawsuit during the period alleging that Community Health had engaged in inappropriate patient admissions practices and had

8 | Semiannual Report

therefore made false statements in proxy documents relating to the company’s proposed offer to acquire Tenet Healthcare. The disclosure of the lawsuit, combined with subsequent government investigations, led to a significant decline in Community Health shares that continued for the rest of the period. Community Health had announced an unsolicited offer to acquire Tenet Healthcare in late 2010 but chose to withdraw its proposal in May 2011.

Nintendo’s share price deteriorated after the company reported sales of its new handheld console, the Nintendo 3DS, that were slower than anticipated. In particular, sales of this new gaming device were weak in its home market of Japan, where the March 11 earthquake and tsunami hurt consumer sentiment, and in other parts of the world due to a lack of compelling software titles at launch date and the console’s relatively high initial sales price. At period-end, cash accounted for more than 50% of Nintendo’s market capitalization, and we believe the company can successfully leverage its software intellectual property in the next gaming console cycle. With this in mind, we continued to hold Nintendo in the portfolio at period-end.

Bank of America detracted from performance during the six-month period largely due to concerns about potential mortgage losses, particularly from Countrywide Financial, a mortgage-finance company it acquired in 2008. In addition, uncertainty regarding the systemically important financial institutions (SIFI) capital surcharge, a potential additional capital requirement for large banks, weighed on Bank of America’s share price. While potential regulatory and other risks to the company’s business prospects remained, we think they were priced into the stock at period-end. In our view, Bank of America has leading positions across all of its businesses, its capital position is adequate and the need to raise further capital is unlikely. Furthermore, its credit costs continued to decline, and the mortgage loss issue appeared manageable.

Finally, investors should note that we maintained our currency hedging posture of being more hedged than not to the U.S. dollar, largely through the use of forward currency exchange contracts. Certain currencies strengthened in relation to the U.S. dollar in the first six months of 2011, and so our hedging strategy hindered Fund performance during the reporting period.

Semiannual Report | 9

Thank you for your continued participation in Mutual Beacon Fund. We look forward to serving your future investment needs.

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Christian Correa has been portfolio manager for Mutual Beacon Fund since 2007 and a co-portfolio manager since December 2010. He joined Franklin Templeton Investments in 2003 and serves as Director of Research for Franklin Mutual Advisers. Previously, he covered merger arbitrage and special situations at Lehman Brothers Holdings Inc.

Mandana Hormozi has been a co-portfolio manager for Mutual Beacon Fund since December 2010 and was assistant portfolio manager for the Fund since 2009. Before that, she was assistant portfolio manager for Mutual Discovery Fund since 2007. She has been an analyst for Franklin Mutual Advisers since 2003, when she joined Franklin Templeton Investments. Previously, she was a senior vice president in the equity research department at Lazard Freres. Also, she was an economic research analyst at Mitsubishi Bank.

10 | Semiannual Report

Performance Summary as of 6/30/11

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Semiannual Report | 11

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R: no sales charges; Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

12 | Semiannual Report

Performance Summary (continued)

Endnotes

Value securities may not increase in price as anticipated or may decline further in value. The Fund’s investments in smaller company stocks and foreign securities involve special risks. Smaller company stocks have exhibited greater price volatility than larger company stocks, partic-
ularly over the short term. Foreign securities risks include currency fluctuations, and economic and political uncertainties. The Fund may also invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class Z: Shares are available to certain eligible investors as described in the prospectus.

Class B: These shares have higher annual fees and expenses than Class A shares.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than
Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

Semiannual Report | 13

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

• Transaction costs, including sales charges (loads) on Fund purchases; and

• Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other
Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical
“Ending Account Value” is based on the actual expense ratio for each class and an assumed 5%
annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

14 | Semiannual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

Semiannual Report | 15

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Net investment income per share includes approximately $0.18 per share received in the form of a special dividend paid in connection with a corporate real estate investment trust
(REIT) conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.53%.
[d]Net investment income per share includes approximately $(0.06) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.35%.
[e]Amount rounds to less than $0.01 per share.
[f]Effective September 1, 2008, the redemption fee was eliminated.
[g]Total return is not annualized for periods less than one year.
[h]Ratios are annualized for periods less than one year.
[i]Includes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).
[j]Benefit of expense reduction rounds to less than 0.01%.
[k]Total expenses net of a one-time unaffiliated fee reimbursement are 1.30%.
[l]Rounds to less than 0.01%.

16 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Net investment income per share includes approximately $0.18 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.23%.
[d]Net investment income per share includes approximately $(0.06) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.04%.
[e]Amount rounds to less than $0.01 per share.
[f]Effective September 1, 2008, the redemption fee was eliminated.
[g]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[h]Ratios are annualized for periods less than one year.
[i]Includes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).
[j]Benefit of expense reduction rounds to less than 0.01%.
[k]Total expenses net of a one-time unaffiliated fee reimbursement are 1.61%.
[l]Rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 17

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Net investment income per share includes approximately $0.18 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.53%.
[d]Net investment income per share includes approximately $(0.06) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.36%.
[e]Effective September 1, 2008, the redemption fee was eliminated.
[f]Amount rounds to less than $0.01 per share.
[g]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[h]Ratios are annualized for periods less than one year.
[i]Includes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).
[j]Benefit of expense reduction rounds to less than 0.01%.
[k]Total expenses net of a one-time unaffiliated fee reimbursement are 2.29%.
[l]Rounds to less than 0.01%.

18 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Net investment income per share includes approximately $0.18 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.53%.
[d]Net investment income per share includes approximately $(0.06) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.35%.
[e]Amount rounds to less than $0.01 per share.
[f]Effective September 1, 2008, the redemption fee was eliminated.
[g]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[h]Ratios are annualized for periods less than one year.
[i]Includes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).
[j]Benefit of expense reduction rounds to less than 0.01%.
[k]Total expenses net of a one-time unaffiliated fee reimbursement are 2.30%.
[l]Rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 19

[a]For the period October 30, 2009 (effective date) to December 31, 2009.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Net investment income per share includes approximately $0.18 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.03%.
[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[f]Ratios are annualized for periods less than one year.
[g]Includes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).
[h]Benefit of expense reduction rounds to less than 0.01%.
[i]Total expenses net of a one-time unaffiliated fee reimbursement are 1.80%.

20 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Mutual Beacon Fund

Statement of Investments, June 30, 2011 (unaudited)

	Country	Shares/Rights	Value
Common Stocks and Other Equity Interests 86.6%			
Airlines 0.0%			
[a,b,c] Northwest Airlines Corp., Contingent Distribution	United States	35,952,000	$ —
Auto Components 0.4%			
[a,b,c] Collins & Aikman Products Co., Contingent Distribution	United States	1,506,491	15,065
[a,b,c] Dana Holding Corp., Contingent Distribution	United States	16,890,000	—
[a,d] IACNA Investor LLC	United States	225,943	2,259
[a,d] International Automotive Components Group Brazil LLC	Brazil	2,846,329	3,590,189
[d,e] International Automotive Components Group North America, LLC	United States	16,905,297	15,804,424
			19,411,937
Automobiles 0.6%			
Daimler AG (EUR Traded)	Germany	377,310	28,282,500
Beverages 1.3%			
Brown-Forman Corp., A	United States	210,108	15,127,777
Coca-Cola Enterprises Inc.	United Kingdom	912,220	26,618,579
Foster's Group Ltd.	Australia	3,513,805	19,406,253
			61,152,609
Biotechnology 1.3%			
[a] Amgen Inc.	United States	886,980	51,755,283
[a] Grifols SA, ADR	Spain	1,126,703	8,461,540
			60,216,823
Capital Markets 1.9%			
Morgan Stanley	United States	2,348,672	54,042,943
[a] UBS AG (CHF Traded)	Switzerland	1,647,039	30,029,862
			84,072,805
Chemicals 0.1%			
[a,b,c] Dow Corning Corp., Contingent Distribution	United States	23,723,548	3,149,637
Commercial Banks 3.9%			
Barclays PLC	United Kingdom	107,320	441,747
[a,d,f] FE Capital Holdings Ltd.	Japan	35,242	—
[a,d,f] First Chicago Bancorp	United States	6,853,043	—
[a,d,f] First Southern Bancorp Inc.	United States	1,065,450	12,592,234
Hana Financial Group Inc.	South Korea	455,830	15,934,826
Intesa Sanpaolo SpA	Italy	11,882,602	31,637,137
Korea Exchange Bank	South Korea	5,837,243	52,518,775
[a,d] NCB Warrant Holdings Ltd., A	Japan	163,895	—
Wells Fargo & Co.	United States	2,188,070	61,397,244
			174,521,963
Commercial Services & Supplies 0.0%[†]			
[a] Comdisco Holding Co. Inc.	United States	1,223	7,619
[a,b,c] Comdisco Holding Co. Inc., Contingent Distribution	United States	49,575,000	—
			7,619
Communications Equipment 0.8%			
Cisco Systems Inc.	United States	2,272,390	35,472,008

Semiannual Report | 21

Mutual Beacon Fund

Statement of Investments, June 30, 2011 (unaudited) *(continued)*

	Country	Shares/Rights	Value
Common Stocks and Other Equity Interests (continued)			
Computers & Peripherals 1.0%			
[a,b,c] DecisionOne Corp., Contingent Distribution	United States	1,769,590	$ —
Hewlett-Packard Co.	United States	1,298,680	47,271,952
			47,271,952
Construction & Engineering 0.5%			
Boart Longyear Group	Australia	5,010,147	21,437,797
Consumer Finance 0.5%			
[a,d] Ally Financial Inc.	United States	2,755	20,935,948
Diversified Financial Services 2.6%			
Bank of America Corp.	United States	5,325,170	58,363,863
Deutsche Boerse AG	Germany	501,531	38,110,269
[a,b,c] Marconi Corp., Contingent Distribution	United Kingdom	42,651,300	798,771
NYSE Euronext	United States	636,128	21,800,107
			119,073,010
Diversified Telecommunication Services 3.9%			
AboveNet Inc.	United States	1,010,720	71,215,331
Cable & Wireless Communication PLC	United Kingdom	28,230,271	18,349,238
[a,b,c] Global Crossing Holdings Ltd., Contingent Distribution	United States	60,632,757	—
Telecom Italia SpA	Italy	17,714,521	20,615,193
Telefonica SA	Spain	2,699,887	66,010,969
			176,190,731
Electric Utilities 2.3%			
Brookfield Infrastructure Partners LP	Canada	814,895	20,413,120
[a,b,c] Calpine Corp., Contingent Distribution	United States	5,869,000	—
E.ON AG	Germany	1,698,600	48,365,421
Exelon Corp.	United States	857,625	36,740,655
[a,d] Prime AET&D Holdings No. 1 Pty. Ltd.	Australia	4,353,435	—
			105,519,196
Energy Equipment & Services 3.0%			
Ensco PLC, ADR	United States	439,484	23,424,497
[a] Exterran Holding Inc.	United States	2,103,324	41,708,915
Transocean Ltd.	United States	1,086,965	70,174,460
			135,307,872
Food & Staples Retailing 2.7%			
CVS Caremark Corp.	United States	3,242,300	121,845,634
Food Products 3.0%			
[f] Farmer Brothers Co.	United States	990,512	10,043,792
Kraft Foods Inc., A	United States	1,421,789	50,089,626
Nestle SA	Switzerland	1,180,430	73,355,694
			133,489,112
Health Care Equipment & Supplies 1.9%			
[a] Boston Scientific Corp.	United States	5,065,350	35,001,568
Medtronic Inc.	United States	1,282,990	49,433,605
			84,435,173

22 | Semiannual Report

Mutual Beacon Fund

Statement of Investments, June 30, 2011 (unaudited) *(continued)*

	Country	Shares/Rights	Value
Common Stocks and Other Equity Interests (continued)			
Health Care Providers & Services 2.5%			
[a]Community Health Systems Inc.	United States	1,761,580	$ 45,237,374
UnitedHealth Group Inc.	United States	1,352,660	69,770,203
			115,007,577
Hotels, Restaurants & Leisure 0.2%			
Thomas Cook Group PLC	United Kingdom	3,864,286	8,251,485
Household Durables 0.9%			
[a]Toll Brothers Inc.	United States	2,024,081	41,979,440
Independent Power Producers & Energy Traders 0.8%			
Constellation Energy Group	United States	927,659	35,213,936
Industrial Conglomerates 0.5%			
Orkla ASA	Norway	2,222,303	21,054,134
Insurance 8.6%			
ACE Ltd.	United States	907,660	59,742,181
Ageas	Belgium	14,109,160	38,281,408
[a]Alleghany Corp.	United States	141,511	47,138,729
American International Group Inc.	United States	1,335,310	39,151,289
[a,d]Olympus Re Holdings Ltd.	United States	106,700	29,652
RenaissanceRe Holdings Ltd.	United States	345,910	24,196,405
Symetra Financial Corp.	United States	3,324,924	44,653,729
White Mountains Insurance Group Ltd.	United States	239,181	100,494,289
Zurich Financial Services AG	Switzerland	134,870	34,102,476
			387,790,158
Internet Software & Services 0.9%			
[a]Open Text Corp.	Canada	609,570	39,024,671
IT Services 0.9%			
DST Systems Inc.	United States	790,974	41,763,427
Glodyne Technoserve Ltd.	India	116,666	903,423
			42,666,850
Marine 1.1%			
A.P. Moller - Maersk AS, B	Denmark	5,590	48,210,829
Media 8.4%			
British Sky Broadcasting Group PLC	United Kingdom	3,616,827	49,150,835
Comcast Corp., Special A	United States	746,900	18,097,387
News Corp., A	United States	4,181,207	74,007,364
Reed Elsevier PLC	United Kingdom	4,030,803	36,630,914
Time Warner Cable Inc.	United States	1,398,966	109,175,307
Time Warner Inc.	United States	1,568,840	57,058,711
Viacom Inc., B	United States	703,384	35,872,584
			379,993,102
Metals & Mining 1.4%			
[a,d,f]PMG LLC	United States	26,731	4,571,007
ThyssenKrupp AG	Germany	1,174,823	60,744,342
			65,315,349

Semiannual Report | 23

Mutual Beacon Fund

Statement of Investments, June 30, 2011 (unaudited) *(continued)*

	Country	Shares/Rights	Value
Common Stocks and Other Equity Interests (continued)			
Multi-Utilities 0.5%			
GDF Suez	France	632,335	$ 23,140,007
Office Electronics 2.1%			
Xerox Corp.	United States	9,000,006	93,690,062
Oil, Gas & Consumable Fuels 2.6%			
Apache Corp.	United States	187,200	23,098,608
Marathon Oil Corp.	United States	1,154,660	60,827,489
Murphy Oil Corp.	United States	104,224	6,843,348
The Williams Cos. Inc.	United States	836,433	25,302,098
			116,071,543
Paper & Forest Products 1.2%			
Domtar Corp.	United States	183,275	17,359,808
MeadWestvaco Corp.	United States	1,053,765	35,100,912
			52,460,720
Pharmaceuticals 5.0%			
Eli Lilly & Co.	United States	1,365,820	51,259,225
Merck & Co. Inc.	United States	2,005,510	70,774,448
Novartis AG, ADR	Switzerland	456,914	27,922,014
Pfizer Inc.	United States	3,561,821	73,373,513
[a]Sanofi, Contingent Value rts., 12/31/20	France	632,330	1,523,915
			224,853,115
Real Estate Investment Trusts (REITs) 0.8%			
Weyerhaeuser Co.	United States	1,604,814	35,081,234
Real Estate Management & Development 1.1%			
[c]Canary Wharf Group PLC	United Kingdom	10,069,634	48,688,800
Semiconductors & Semiconductor Equipment 0.6%			
[a]LSI Corp.	United States	3,604,497	25,664,019
Software 4.2%			
Microsoft Corp.	United States	4,878,740	126,847,240
Nintendo Co. Ltd.	Japan	108,030	20,222,497
Polaris Software Lab Ltd.	India	4,310,197	17,359,577
[a]Symantec Corp.	United States	1,318,260	25,996,087
			190,425,401
Tobacco 8.4%			
Altria Group Inc.	United States	2,837,660	74,942,601
British American Tobacco PLC	United Kingdom	2,620,106	114,849,281
Imperial Tobacco Group PLC	United Kingdom	3,583,024	119,061,929
Japan Tobacco Inc.	Japan	1,509	5,801,323
Lorillard Inc.	United States	593,938	64,662,030
			379,317,164
Wireless Telecommunication Services 2.2%			
Vodafone Group PLC	United Kingdom	36,811,287	97,686,188
Total Common Stocks and Other Equity Interests (Cost $3,244,556,737)			3,903,380,110

24 | Semiannual Report

Semiannual Report | 25

26 | Semiannual Report

Mutual Beacon Fund

Statement of Investments, June 30, 2011 (unaudited) (continued)

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
[a]Non-income producing.
[b]Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.
[c]Security has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2011, the aggregate value of these securities was $52,652,273, representing 1.17% of net assets.
[d]See Note 9 regarding restricted securities.
[e]At June 30, 2011, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
[f]See Note 12 regarding holdings of 5% voting securities.
[g]The coupon rate shown represents the rate at period end.
[h]See Note 1(f) regarding senior floating rate interests.
[i]Income may be received in additional securities and/or cash.
[j]Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2011, the aggregate value of these securities was $15,356,287, representing 0.34% of net assets.
[k]A portion or all of the security is on loan at June 30, 2011. See Note 1(e).
[l]See Note 10 regarding unfunded loan commitments.
[m]The security is traded on a discount basis with no stated coupon rate.
[n]Security or a portion of the security has been segregated as collateral for open forward, future and written options contracts. At June 30, 2011, the aggregate value of these securi-
ties amounted to $4,153,991, representing 0.09% of net assets.
[o]See Note 1(e) regarding securities on loan.
[p]The rate shown is the annualized seven-day yield at period end.
[q]See Note 1(c) regarding written options.

At June 30, 2011, the Fund had the following futures contracts outstanding. See Note 1(c).

Semiannual Report | 27

28 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 29

30 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Mutual Beacon Fund

Financial Statements *(continued)*

Statement of Operations

for the six months ended June 30, 2011 (unaudited)

Investment income:	
Dividends: (net of foreign taxes of $3,382,788)	
Unaffiliated issuers	$ 66,436,145
Non-controlled affiliated issuers (Note 12)	60,465
Interest	10,085,229
Income from securities loaned	21,505
Total investment income	76,603,344
Expenses:	
Management fees (Note 3a)	13,809,407
Administrative fees (Note 3b)	1,754,188
Distribution fees: (Note 3c)	
Class A	1,981,671
Class B	119,320
Class C	1,977,759
Class R	3,804
Transfer agent fees (Note 3e)	2,873,383
Custodian fees (Note 4)	154,768
Reports to shareholders	174,007
Registration and filing fees	58,858
Professional fees	336,837
Trustees' fees and expenses	64,831
Other	68,221
Total expenses	23,377,054
Net investment income	53,226,290
Realized and unrealized gains (losses):	
Net realized gain (loss) from:	
Investments:	
Unaffiliated issuers	168,685,411
Non-controlled affiliated issuers (Note 12)	(191,790)
Written options	670,718
Foreign currency transactions	(47,491,155)
Futures contracts	(401,632)
Net realized gain (loss)	121,271,552
Net change in unrealized appreciation (depreciation) on:	
Investments	86,193,178
Translation of other assets and liabilities denominated in foreign currencies	(1,086,670)
Net change in unrealized appreciation (depreciation)	85,106,508
Net realized and unrealized gain (loss)	206,378,060
Net increase (decrease) in net assets resulting from operations	$259,604,350

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 31

32 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Mutual Beacon Fund

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual Beacon Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class B, Class C, and Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing net asset value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign

Semiannual Report | 33

Mutual Beacon Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate

34 | Semiannual Report

Mutual Beacon Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund entered into futures contracts primarily to manage foreign exchange rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the underlying security. Such variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized.

Semiannual Report | 35

Mutual Beacon Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Derivative Financial Instruments (continued)

The Fund entered into forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counter-party to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund purchased or wrote option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of a particular security, currency or index, or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the security is adjusted by any premium paid or received. Upon expiration of an option, any premium paid or received is recorded as a realized loss or gain. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Notes 7 and 11 regarding investment transactions and other derivative information, respectively.

d. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends or interest due on securities sold short. Such dividends or interest and any security borrowing fees are recorded as an expense to the Fund.

e. Securities Lending

The Fund participates in an agency based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than

36 | Semiannual Report

Mutual Beacon Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
e.	Securities Lending (continued)

100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund managed by the Fund’s custodian on the Fund’s behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

f. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

g. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of June 30, 2011, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability for unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

Semiannual Report | 37

Mutual Beacon Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
h.	Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

i. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

38 | Semiannual Report

Mutual Beacon Fund

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST At June 30, 2011, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

Semiannual Report | 39

Mutual Beacon Fund

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

b. Administrative Fees

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust’s aggregate average daily net assets as follows:

c. Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund’s Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class.

40 | Semiannual Report

Mutual Beacon Fund

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES (continued) c. Distribution Fees (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

The Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

e. Transfer Agent Fees

For the period ended June 30, 2011, the Fund paid transfer agent fees of $2,873,383, of which $1,439,474 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2011, there were no credits earned.

5. INDEPENDENT TRUSTEES’ RETIREMENT PLAN

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

Semiannual Report | 41

Mutual Beacon Fund Notes to Financial Statements (unaudited) (continued)

5. INDEPENDENT TRUSTEES’ RETIREMENT PLAN (continued) During the period ended June 30, 2011, the Fund’s projected benefit obligation and benefit pay- ments under the Plan were as follows:

aThe projected benefit obligation is included in accrued expenses and other liabilities in the Statement of Assets and Liabilities. bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. INCOME TAXES For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2010, the capital loss carryforwards were as follows:

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permit-
ted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous law. Any post-enactment capital losses generated will be required to be utilized prior to the losses incurred in pre-enactment tax years.

For tax purposes, realized capital losses occurring subsequent to October 31 may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2010, the
Fund deferred realized capital losses $2,094,370.

At June 30, 2011, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment com-
pany shares, payments-in-kind, bond discounts and premiums, certain dividends on securities sold short, tax straddles, recognition of partnership income and certain corporate action adjustments.

42 | Semiannual Report

Mutual Beacon Fund

Notes to Financial Statements (unaudited) (continued)

6. INCOME TAXES (continued)

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, payments-in-kind, bond discounts and premiums, tax straddles, certain corporate action adjustments, certain dividends on securities sold short and defaulted securities.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2011, aggregated $1,037,159,953 and $1,353,310,714, respectively.

Transactions in options written during the period ended June 30, 2011, were as follows:

See Notes 1(c) and 11 regarding derivative financial instruments and other derivative information, respectively.

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest. At June 30, 2011, the Fund did not hold any distressed company securities for which interest recognition has been discontinued.

Semiannual Report | 43

Mutual Beacon Fund

Notes to Financial Statements (unaudited) (continued)

9. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2011, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

10. UNFUNDED LOAN COMMITMENTS

The Fund enters into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded portions of credit agreements are presented on the Statement of Investments.

44 | Semiannual Report

Mutual Beacon Fund

Notes to Financial Statements (unaudited) (continued)

10. UNFUNDED LOAN COMMITMENTS (continued)

At June 30, 2011, unfunded commitments were as follows:

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and Statement of Operations.

11. OTHER DERIVATIVE INFORMATION

At June 30, 2011, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

aIncludes cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the period ended June 30, 2011, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Semiannual Report | 45

For the period ended June 30, 2011, the average month end market value of derivatives represented 0.58% of average month end net assets. The average month end number of open derivative contracts for the period was 116.

See Notes 1(c) and 7 regarding derivative financial instruments and investment transactions, respectively.

12. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the period ended June 30, 2011, were as shown below.

46 | Semiannual Report

Mutual Beacon Fund

Notes to Financial Statements (unaudited) (continued)

13. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 20, 2012. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended June 30, 2011, the Fund did not use the Global Credit Facility.

14. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities

  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

Semiannual Report | 47

Mutual Beacon Fund

Notes to Financial Statements (unaudited) (continued)

14. FAIR VALUE MEASUREMENTS (continued)

The following is a summary of the inputs used as of June 30, 2011, in valuing the Fund’s assets and liabilities carried at fair value:

48 | Semiannual Report

Mutual Beacon Fund

Notes to Financial Statements (unaudited) (continued)

14. FAIR VALUE MEASUREMENTS (continued)

At June 30, 2011, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

Semiannual Report | 49

Mutual Beacon Fund

Notes to Financial Statements (unaudited) (continued)

15. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (IFRS). The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Fund is currently evaluating the impact, if any, of applying this provision.

16. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

50 | Semiannual Report

Mutual Beacon Fund

Shareholder Information

Board Review of Investment Management Agreement

The Board of Trustees (Board), including the independent trustees, at a Board meeting held on May 17, 2011, unanimously approved renewal of the Fund’s investment management agreement, as well as the Fund’s administrative services agreement. Prior to a meeting of all of the trustees for the purpose of considering such renewals, the independent trustees held three meetings dedicated to the renewal process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the administrative services agreement for the Fund, the Board, including the independent trustees, determined that the existing investment management fee structure was fair and reasonable and that continuance of the agreements was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement (as well as the administrative services agreement), the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, compliance, pricing of securities and sales and redemptions, along with related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by Lipper, Inc. (Lipper), an independent third-party analyst, comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Lipper Section 15(c) Report). The trustees reviewed the Lipper Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory

Semiannual Report | 51

Mutual Beacon Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

actions and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.

Particular attention was given to management’s diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. In addition, the Board received presentations from management on the Dodd-Frank Wall Street Reform and Consumer Protection Act in 2010, which was enacted July 21, 2010, and discussed with management the potential implications of the act on the Fund, the investment manager (and its parent) and the mutual fund industry.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund’s investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of predesignated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts.

52 | Semiannual Report

Mutual Beacon Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the significant recent efforts to develop, test and implement compliance procedures established in accordance with SEC requirements.

The trustees also reviewed the nature, extent and quality of the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account administrative and transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s administrative services and transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2010. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition, particular attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

Semiannual Report | 53

Mutual Beacon Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional multi-cap value funds. The Fund had total returns in the lowest performing quintile for the one-year period ended December 31, 2010, and had annualized total returns for the three- and five-year periods in the second-lowest and middle performing quintiles, respectively. The trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2010, was in the middle performing quintile, noting, however, that the Fund’s total return for the one-year period exceeded 10%, as shown in the Lipper Section 15(c) Report. The Board discussed with the investment manager the reasons for the relative underperformance for the one- and three-year periods ended December 31, 2010. While noting such discussions and intending to continuously monitor future performance, the Board, overall, found the comparative performance of the Fund to be acceptable.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios. In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Lipper Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from the Fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

54 | Semiannual Report

Mutual Beacon Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

The Fund’s contractual management fee rate was in the middle quintile of its Lipper expense group and its total expenses were also in the middle quintile of such group. The Board was satisfied with such comparative expenses.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2010, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies were reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The trustees considered an additional Lipper study analyzing the profitability of the parent of the investment manager as compared to other publicly held investment managers, which also aided the trustees in considering profitability excluding distribution costs. The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of prof¬its realized by the manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

Semiannual Report | 55

Mutual Beacon Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

ECONOMIES OF SCALE. The trustees considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee in 2004. The trustees assessed the breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee and expense ratios of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

56 | Semiannual Report

JUNE 30, 2011

SEMIANNUAL REPORT
AND SHAREHOLDER LETTER

Sign up for electronic delivery
on **franklintempleton.com**

GLOBAL

MUTUAL GLOBAL DISCOVERY FUND

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · **Mutual Series**

Semiannual Report

Mutual Global Discovery Fund

Your Fund’s Goal and Main Investments: Mutual Global Discovery Fund seeks capital appreciation by investing primarily in equity securities of companies of any nation the Fund’s managers believe are at prices below their intrinsic value. The Fund may invest up to 100% of its assets in foreign securities.

This semiannual report for Mutual Global Discovery Fund covers the period ended June 30, 2011.

Performance Overview

Mutual Global Discovery Fund – Class Z delivered a +5.15% cumulative total return for the six months ended June 30, 2011. The Fund underperformed the
+5.62% total return of the MSCI World Index, which tracks stock performance in global developed markets, and the +6.02% total return of the Standard &
Poor’s 500 Index, which is a broad measure of U.S. stock performance.[1] You can find the Fund’s long-term performance data in the Performance Summary beginning on page 12.

Economic and Market Overview

Global stock markets rose in the first half of 2011, though the positive momentum from the previous year waned as European sovereign debt turmoil escalated and signs emerged of an economic slowdown. Furthermore, geopoliti-
cal unrest sweeping the Middle East and North Africa roiled oil markets, and a devastating earthquake and tsunami in Japan severely disrupted global supply chains during the period. While the market recovered from these interferences, economic growth concerns persisted. Officials at the U.S. Federal Reserve
Board (Fed) cut their growth forecast for the world’s largest economy, and man-
ufacturing slowed in most major regions of the world. Japan’s earthquake, an early surge in commodity prices and a fading inventory restocking cycle were

1. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial
Services LLC. Standard & Poor’s does not sponsor, endorse, sell or promote any S&P index-based product. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s
Statement of Investments (SOI). The SOI begins on page 22.
Semiannual Report | 5

all blamed for declining economic leading indicators. Nascent monetary policy tightening in most parts of the world was also thought to inhibit growth and cool the commodities rally. Asian and emerging market policymakers tight-
ened aggressively as inflation reached post-crisis highs in many regions, while the European Central Bank raised interest rates for the first time in two years, deviating from the extraordinarily accommodative path of the Fed, which undertook a second round of quantitative easing during the reporting period.

Amid concerns of sustained accommodative monetary policy and declining eco-
nomic growth rates in the U.S., politicians debated whether to raise the nation’s debt ceiling. Sovereign debt concerns continued to plague Europe, with Greece,
Ireland, Portugal and Spain subject to rating downgrades in the first half of
2011. At period-end, European politicians were working to pass painful auster-
ity budgets despite fierce popular resistance, and discussions were ongoing about restructuring debt payments of the region’s most troubled sovereigns.
Despite these challenges, continued corporate profit strength and still favorable economic growth prospects in some regions of the world supported stock prices. Equity market leadership rotated toward defensive sectors as risk aver-
sion increased, buoying even U.S. Treasuries toward period-end as near-term demand for perceived safe havens outweighed longer term concerns about the deteriorating U.S. credit profile. The dollar ultimately declined, however, against most currencies, broadly reflecting divergent interest rate and/or eco-
nomic growth expectations.

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented man-
agement teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our under-
valued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others.
One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is

6 | Semiannual Report

generating approximately 90% of the company’s revenues. Lorillard shares appreciated during the first half of the year, with some of the biggest gains coming in March 2011. Prior to March, the shares were under pressure as many investors grew concerned that a report being produced by the Tobacco
Products Scientific Advisory Committee (TPSAC) would recommend that the
Food and Drug Administration (FDA) ban menthol cigarettes. However, the findings and recommendations of the TPSAC report regarding the effects of menthol cigarettes were less harsh than anticipated. A sharp relief rally in
Lorillard shares followed TPSAC’s release of the final report. Also during the period under review, the company announced that it would be expanding its share buyback program from $1 billion to $1.4 billion. While we think
Lorillard does not have the extensive cost-saving opportunities that we believe
BAT might enjoy (outlined below), we view the shares as an attractive invest-
ment because the industry has pricing power, Newport is a well-positioned brand and Lorillard management is shareholder friendly and continues to return excess cash to shareholders through dividends and buybacks. Like BAT,
Lorillard shares have been a solid investment for the Fund.

BAT is the world’s second-largest publicly traded tobacco company, with a presence in more than 180 countries. During the period under review, the stock performed well. In February, the company reported full-year 2010 operating results that exceeded market expectations. In addition, BAT management reported it had delivered on its five-year goal to realize £800 million in cost savings two years ahead of schedule. In May, the company held an investor relations day during which its top executives discussed further cost-cutting opportunities. Management believes it can continue to grow operating margins for the next six to seven years aided by price increases and cost-cutting pro-
grams. Management explained that cost savings will come from myriad opportunities including simplifying its business structure, improvements in procurement, a reduction in logistics costs, further rationalization of manu-
facturing facilities, and the standardization and consolidation of back-office centers and processes. The company also reaffirmed its goal to grow medium-
term earnings per share in the high single-digit range, although management also mentioned it would likely exceed that goal in 2011. BAT is a long-term portfolio holding, and the shares have generated nearly 700% in total share-
holder returns over the past 10 years. At period-end, we continued to believe
BAT was an attractive investment due to the industry’s pricing power, the company’s additional cost savings opportunities and a shareholder friendly management team that often has returned excess cash to shareholders through dividends and share buybacks.

8 | Semiannual Report

In contrast, several Fund investments decreased in value. Among the largest detractors from Fund performance were Japanese video game software and console maker Nintendo, U.S. network equipment provider Cisco Systems and U.S.-based Bank of America.

Nintendo’s share price deteriorated after the company reported sales of its new handheld console, the Nintendo 3DS, that were slower than anticipated.
In particular, sales of this new gaming device were weak in its home market of Japan, where the March 11 earthquake and tsunami hurt consumer senti-
ment, and in other parts of the world due to a lack of compelling software titles at launch date and the console’s relatively high initial sales price. At period-end, cash accounted for more than 50% of Nintendo’s market capital-
ization, and we believe the company can successfully leverage its software intellectual property in the next gaming console cycle. With this in mind, we continued to hold Nintendo in the portfolio at period-end.

Cisco Systems is a relatively new addition to the portfolio, initiated in early
2011. Early in the first quarter, Cisco issued lower-than-expected earnings guidance citing economic pressures such as subdued spending by government agencies, a key revenue stream, and missteps in its consumer-focused businesses.
In mid-May, Cisco shares declined further when the company confirmed it had completed another disappointing quarter. However, management announced significant cost realignment and an exit from certain consumer markets, both of which we believe should improve financial results. Cisco’s competitive posi-
tion remained strong, its balance sheet appeared overcapitalized to us at period-end, and the company announced it would begin paying a dividend as well as continuing to buy back stock. For these reasons, along with manage-
ment’s commitment to repair the company’s current cost structure, we found
Cisco’s valuation appealing.

Bank of America detracted from performance during the six-month period largely due to concerns about potential mortgage losses, particularly from
Countrywide Financial, a mortgage-finance company it acquired in 2008. In addition, uncertainty regarding the systemically important financial institutions
(SIFI) capital surcharge, a potential additional capital requirement for large banks, weighed on Bank of America’s share price. While potential regulatory and other risks to the company’s business prospects remained, we think they were priced into the stock at period-end. In our view, Bank of America has leading positions across all of its businesses, its capital position is adequate and the need to raise further capital is unlikely. Furthermore, its credit costs contin-
ued to decline, and the mortgage loss issue appeared manageable.

Semiannual Report | 9

Finally, investors should note that we maintained our currency hedging pos-
ture of being more hedged than not to the U.S. dollar, largely through the use of forward currency exchange contracts. Certain currencies strengthened in relation to the U.S. dollar in the first six months of 2011, and so our hedging strategy hindered Fund performance during the reporting period.

Thank you for your continued participation in Mutual Global Discovery
Fund. We look forward to serving your future investment needs.

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

10 | Semiannual Report

Peter Langerman has been portfolio manager for Mutual Global Discovery Fund since 2009. He has been portfolio manager for Mutual Shares Fund since 2005. He joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual Advisers and member of the management team of the Funds, including Mutual Shares Fund. From 2002 to 2005, he served as director of New Jersey’s Division of Investment, overseeing employee pension funds. Between 1986 and 1996, Mr. Langerman was employed at Heine Securities Corporation, the Fund’s former manager.

Philippe Brugere-Trelat has been portfolio manager for Mutual Global Discovery Fund since 2009. He has been lead portfolio manager for Mutual European Fund since 2005 and co-portfolio manager for Mutual International Fund since 2009. He has been a member of the management team of the Mutual Series Funds since 2004, when he rejoined Franklin Templeton Investments. Previously, he was president and portfolio manager of Eurovest. Between 1984 and 1994, Mr. Brugere-Trelat was employed at Heine Securities Corporation, the Fund’s former manager.

Timothy Rankin rejoined the Mutual Series investment group and assumed assistant portfolio manager responsibilities for Mutual Global Discovery Fund in December 2010. Mr. Rankin had previously worked at Mutual Series from 1997 through 2004. Most recently, he was managing director of Blue Harbour Group, LLC, a private investment firm focused on small- and mid-cap North American companies. Prior to his original employment with Mutual Series, Mr. Rankin was an equity analyst at Glickenhaus & Co.

Semiannual Report | 11

Performance Summary as of 6/30/11

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

12 | Semiannual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R: no sales charges; Class A: 5.75% maximum initial sales charge; Class B: contin-
gent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Semiannual Report | 13

Performance Summary (continued)

Endnotes

Value securities may not increase in price as anticipated or may decline further in value. The Fund’s investments in foreign securities involve certain risks including currency fluctuations, and economic and political uncertainties. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganiza-
tions or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a descrip-
tion of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

14 | Semiannual Report

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and

  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 15

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 0.99%; A: 1.29%; B: 1.99%; C: 1.99%; and R: 1.49%) multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

16 | Semiannual Report

Mutual Global Discovery Fund Financial Highlights

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Net investment income per share includes approximately $0.05 per share received in the form of a special dividend paid in connection with a corporate real estate investment trust
(REIT) conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.71%.
[d]Net investment income per share includes approximately $(0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.95%.
[e]Effective September 1, 2008, the redemption fee was eliminated.
[f]Amount rounds to less than $0.01 per share.
[g]Total return is not annualized for periods less than one year.
[h]Ratios are annualized for periods less than one year.
[i]Includes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).
[j]Benefit of expense reduction rounds to less than 0.01%.
[k]Rounds to less than 0.01%.
Semiannual Report | The accompanying notes are an integral part of these financial statements. | 17

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Net investment income per share includes approximately $0.05 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.41%.
[d]Net investment income per share includes approximately $(0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.65%.
[e]Effective September 1, 2008, the redemption fee was eliminated.
[f]Amount rounds to less than $0.01 per share.
[g]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[h]Ratios are annualized for periods less than one year.
[i]Includes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).
[j]Benefit of expense reduction rounds to less than 0.01%.
[k]Rounds to less than 0.01%.

18 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Net investment income per share includes approximately $0.05 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.71%.
[d]Net investment income per share includes approximately $(0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been (0.04)%.
[e]Effective September 1, 2008, the redemption fee was eliminated.
[f]Amount rounds to less than $0.01 per share.
[g]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[h]Ratios are annualized for periods less than one year.
[i]Includes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).
[j]Benefit of expense reduction rounds to less than 0.01%.
[k]Rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 19

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Net investment income per share includes approximately $0.05 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.71%.
[d]Net investment income per share includes approximately $(0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been (0.05)%.
[e]Effective September 1, 2008, the redemption fee was eliminated.
[f]Amount rounds to less than $0.01 per share.
[g]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[h]Ratios are annualized for periods less than one year.
[i]Includes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).
[j]Benefit of expense reduction rounds to less than 0.01%.
[k]Rounds to less than 0.01%.

20 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Net investment income per share includes approximately $0.05 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.21%.
[d]Net investment income per share includes approximately $(0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.45%.
[e]Effective September 1, 2008, the redemption fee was eliminated.
[f]Amount rounds to less than $0.01 per share.
[g]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[h]Ratios are annualized for periods less than one year.
[i]Includes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See
Note 1(d).
[j]Benefit of expense reduction rounds to less than 0.01%.
[k]Rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 21

Mutual Global Discovery Fund Statement of Investments, June 30, 2011 (unaudited)

Mutual Global Discovery Fund

Statement of Investments, June 30, 2011 (unaudited) (continued)

Semiannual Report | 23

Mutual Global Discovery Fund

Statement of Investments, June 30, 2011 (unaudited) (continued)

24 | Semiannual Report

Mutual Global Discovery Fund

Statement of Investments, June 30, 2011 (unaudited) (continued)

Mutual Global Discovery Fund

Statement of Investments, June 30, 2011 (unaudited) (continued)

26 | Semiannual Report

Mutual Global Discovery Fund

Statement of Investments, June 30, 2011 (unaudited) *(continued)*

	Country	Principal Amount*	Value
Corporate Bonds, Notes and Senior Floating Rate Interests 2.8%			
[d] Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	12,332	$ 12,332
[h,i] CIT Group Inc., Term Loan Tranche 3, 6.25%, 8/11/15	United States	13,289,231	13,393,644
Clear Channel Communications Inc.,			
[h,i]Delayed Draw 2 Term Loan, 3.836%, 1/29/16	United States	19,264,746	15,917,496
[i]senior note, PIK, 11.00%, 8/01/16	United States	40,687,000	36,211,430
[h,i]Tranche B Term Loan, 3.836%, 1/29/16	United States	115,685,000	97,085,166
[h,i]Tranche C Term Loan, 3.836%, 1/29/16	United States	22,570,790	18,846,610
NewPage Corp., senior secured note, 11.375%, 12/31/14	United States	100,725,000	94,429,687
[g] OPTI Canada Inc., senior secured note, 144A,			
9.00%, 12/15/12	Canada	10,254,000	10,356,540
[k]9.75%, 8/15/13	Canada	27,515,000	27,446,213
Realogy Corp.,			
[h,i]Extended First Lien Term Loan, 4.518%, 10/10/16	United States	117,025,627	104,445,372
[h,i]Extended Synthetic Letter of Credit, 3.221%, 10/10/16	United States	9,492,438	8,472,001
[g]senior secured note, 144A, 7.875%, 2/15/19	United States	7,240,000	7,203,800
[h,i] Texas Competitive Electric Holdings Co. LLC, Extended Term Loan, 4.69%, 10/10/17	United States	142,325,613	111,395,411
[g] Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc., secured note, 144A, 11.50%, 10/01/20	United States	10,463,000	10,332,213
Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $577,923,996)			555,547,915
		Shares	
Companies in Liquidation 0.0%[†]			
[a] Adelphia Recovery Trust	United States	45,477,593	4,548
[a,b] Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	5,538,790	221,551
[a,b,c] Century Communications Corp., Contingent Distribution	United States	15,282,000	—
[a,d] FIM Coinvestor Holdings I, LLC	United States	30,279,560	—
Total Companies in Liquidation (Cost $5,523,345)			226,099
Total Investments before Short Term Investments (Cost $14,988,717,493)			18,420,517,130
		Principal Amount*	
Short Term Investments 7.0%			
U.S. Government and Agency Securities 7.0%			
[l] FHLB, 7/01/11 - 7/11/11	United States	115,000,000	114,999,885
[l,m] U.S. Treasury Bills, 7/07/11 - 12/29/11	United States	1,276,035,000	1,275,875,261
Total U.S. Government and Agency Securities (Cost $1,390,642,020)			1,390,875,146
Total Investments before Money Market Funds (Cost $16,379,359,513)			19,811,392,276

Semiannual Report | 27

Mutual Global Discovery Fund

Statement of Investments, June 30, 2011 (unaudited) (continued)

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
[a]Non-income producing.
[b]Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.
[c]Security has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2011, the aggregate value of these securities was $53,787,575, representing 0.27% of net assets.
[d]See Note 10 regarding restricted securities.
[e]See Note 13 regarding holdings of 5% voting securities.
[f]At June 30, 2011, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading this security for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
[g]Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30,
2011, the aggregate value of these securities was $121,217,288, representing 0.61% of net assets.
[h]The coupon rate shown represents the rate at period end.
[i]See Note 1(f) regarding senior floating rate interests.
[j]Income may be received in additional securities and/or cash.
[k]A portion or all of the security is on loan at June 30, 2011. See Note 1(e).
[l]The security is traded on a discount basis with no stated coupon rate.
[m]Security or a portion of the security has been segregated as collateral for open future contracts. At June 30, 2011, the value of this security amounted to $5,019,009, representing 0.03% of net assets.
[n]See Note 1(e) regarding securities on loan.
[o]The rate shown is the annualized seven-day yield at period end.

At June 30, 2011, the Fund had the following futures contracts outstanding. See Note 1(c).

28 | Semiannual Report

Mutual Global Discovery Fund

Statement of Investments, June 30, 2011 (unaudited) (continued)

At June 30, 2011, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Mutual Global Discovery Fund

Statement of Investments, June 30, 2011 (unaudited) *(continued)*

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
British Pound	BBU	Buy	7,300,000	$ 11,833,300	9/16/11	$ —	$ (129,034)
British Pound	BBU	Sell	235,000,000	382,580,000	9/16/11	5,798,839	—
British Pound	BANT	Sell	250,471,900	407,743,205	10/17/11	6,304,131	—
Japanese Yen	BANT	Sell	8,505,992,334	103,360,819	10/20/11	—	(2,377,665)
Japanese Yen	DBFX	Sell	1,985,305,875	24,165,000	10/20/11	—	(514,453)
Japanese Yen	HSBC	Sell	647,972,570	7,840,000	10/20/11	—	(214,985)
Japanese Yen	BBU	Sell	366,188,760	4,410,000	10/20/11	—	(142,114)
Japanese Yen	DBFX	Buy	998,794,994	12,440,299	10/20/11	—	(34,301)
Japanese Yen	BANT	Buy	406,459,399	5,072,434	10/20/11	—	(19,715)
Japanese Yen	BBU	Buy	233,161,120	2,907,442	10/20/11	—	(9,003)
Japanese Yen	BANT	Buy	1,645,556,129	20,127,619	10/20/11	328,385	—
Japanese Yen	DBFX	Buy	907,477,926	11,217,162	10/20/11	63,748	—
Japanese Yen	SSBT	Buy	190,938,916	2,368,535	10/20/11	5,038	—
Japanese Yen	BBU	Buy	147,300,000	1,822,839	10/20/11	8,255	—
Unrealized appreciation (depreciation)						24,744,811	(107,350,389)
Net unrealized appreciation (depreciation)							$ (82,605,578)

See Abbreviations on page 51.

30 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 31

32 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 33

34 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Mutual Global Discovery Fund

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds.
The Mutual Global Discovery Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares:
Class Z, Class A, Class B, Class C, and Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a sin-
gle class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under proce-
dures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trad-
ing on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is deter-
mined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing net asset value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value.
In instances where sufficient market activity exists, the pricing services may utilize a market-
based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as bench-
mark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security fea-
tures in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equiva-
lent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Semiannual Report | 35

Mutual Global Discovery Fund

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

Certain derivatives trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obliga-
tion under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instru-
ments for which market prices are not readily available or which may not be reliably priced.
Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment.
The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments.
Due to the inherent uncertainty of valuations of such investments, the fair values may differ sig-
nificantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific mar-
ket proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are trans-
lated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated

36 | Semiannual Report

Mutual Global Discovery Fund

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

in foreign currencies contain risks that those currencies will decline in value relative to the U.S.
dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the dif-
ference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would nor-
mally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counter-
party to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund entered into futures contracts primarily to manage foreign exchange rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the underlying security. Such variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized.

Semiannual Report | 37

Mutual Global Discovery Fund

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Derivative Financial Instruments (continued)

The Fund entered into forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a coun-
terparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund purchased or wrote option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of a particular security, currency or index, or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the security is adjusted by any premium paid or received. Upon expiration of an option, any premium paid or received is recorded as a realized loss or gain. Upon closing an option other than through expi-
ration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Note 12 regarding other derivative information.

d. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obli-
gated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends or interest due on securities sold short. Such dividends or interest and any security borrowing fees are recorded as an expense to the Fund.

e. Securities Lending

The Fund participates in an agency based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund busi-
ness each day; any additional collateral required due to changes in security values is delivered

38 | Semiannual Report

Mutual Global Discovery Fund

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Securities Lending (continued)

to the Fund on the next business day. The collateral is invested in a non-registered money fund managed by the Fund’s custodian on the Fund’s behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The
Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

f. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodi-
cally reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR).
Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

g. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue
Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for
U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% proba-
bility) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of June 30, 2011, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements.
Open tax years are those that remain subject to examination and are based on each tax jurisdic-
tion statute of limitation.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability for unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

Semiannual Report | 39

Mutual Global Discovery Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
h.	Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

i. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

40 | Semiannual Report

Mutual Global Discovery Fund

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2011, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

Semiannual Report | 41

Mutual Global Discovery Fund

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

a. Management Fees

Effective June 1, 2011, the Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Prior to June 1, 2011, the Fund paid fees to Franklin Mutual based on the average daily net assets of the Fund as follows:

b. Administrative Fees

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust’s aggregate average daily net assets as follows:

42 | Semiannual Report

Mutual Global Discovery Fund

Notes to Financial Statements (unaudited) (continued)

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2011, aggregated $3,621,755,785 and $2,759,612,714, respectively.

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest. At June 30, 2011, the Fund did not hold any distressed company securities for which interest recognition has been discontinued.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

Semiannual Report | 45

Mutual Global Discovery Fund Notes to Financial Statements (unaudited) (continued)

10. RESTRICTED SECURITIES (continued)

At June 30, 2011, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

11. UNFUNDED CAPITAL COMMITMENTS

The Fund enters into certain capital commitments and may be obligated to perform on such agreements at a future date. The Fund monitors these commitments and assesses the probability of required performance. For any agreements whose probability of performance is determined to be greater than remote, the Fund assesses the fair value of the commitment. In instances where the probability of performance is greater than remote and the performance under the commit-
ment would result in an unrealized loss, the Fund recognizes such losses on the Statement of
Assets and Liabilities and the Statement of Operations.

At June 30, 2011, the Fund had aggregate unfunded capital commitments of $3,711,016, for which no depreciation has been recognized.

46 | Semiannual Report

Mutual Global Discovery Fund

Notes to Financial Statements (unaudited) (continued)

12. OTHER DERIVATIVE INFORMATION

At June 30, 2011, the Fund has invested in derivative contracts which are reflected on the
Statement of Assets and Liabilities as follows:

[a]Includes cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the period ended June 30, 2011, the effect of derivative contracts on the Fund’s Statement of
Operations was as follows:

For the period ended June 30, 2011, the average month end market value of derivatives represented
1.02% of average month end net assets. The average month end number of open derivative con-
tracts for the period was 129.

See Note 1(c) regarding derivative financial instruments.

Semiannual Report | 47

Mutual Global Discovery Fund

Notes to Financial Statements (unaudited) (continued)

13. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the period ended June 30, 2011, were as shown below.

14. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively,
Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on
January 20, 2012. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusu-
ally large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global
Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global
Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended June 30, 2011, the Fund did not use the Global Credit Facility.

15. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are sum-
marized in the following fair value hierarchy:

• Level 1 – quoted prices in active markets for identical securities.

• Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

48 | Semiannual Report

Mutual Global Discovery Fund

Notes to Financial Statements (unaudited) (continued)

15. FAIR VALUE MEASUREMENTS (continued)

• Level 3 – significant unobservable inputs (including the Fund’s own assumptions in deter-
mining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associ-
ated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of June 30, 2011, in valuing the Fund’s assets and liabilities carried at fair value:

Semiannual Report | 49

Mutual Global Discovery Fund

Notes to Financial Statements (unaudited) (continued)

15. FAIR VALUE MEASUREMENTS (continued)

At June 30, 2011, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

[a]The investment was transferred into Level 3 as a result of the unavailability of a quoted market price in an active market for identical securities.
[b]The investment was transferred out of Level 3 as a result of the availabiIity of a quoted market price in an active market for identical securities.
[c]May include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.
[d]Includes common and preferred stocks as well as other equity investments.
[e]Includes securities determined to have no value.

16. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards
Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve
Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International
Financial Reporting Standards (IFRS). The amendments in the ASU will improve the compara-
bility of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS and include new guidance for certain fair value

50 | Semiannual Report

Mutual Global Discovery Fund

Notes to Financial Statements (unaudited) (continued)

16. NEW ACCOUNTING PRONOUNCEMENTS (continued)

measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Fund is currently evaluating the impact, if any, of applying this provision.

17. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Semiannual Report | 51

Mutual Global Discovery Fund

Shareholder Information

Board Review of Investment Management Agreement

The Board of Trustees (Board), including the independent trustees, at a Board meeting held on
May 17, 2011, unanimously approved renewal of the Fund’s investment management agree-
ment, as well as the Fund’s administrative services agreement. Prior to a meeting of all of the trustees for the purpose of considering such renewals, the independent trustees held three meet-
ings dedicated to the renewal process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assis-
tance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the administrative services agreement for the Fund, the Board, including the independent trustees, determined that the existing investment manage-
ment fee structure was fair and reasonable and that continuance of the agreements was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement (as well as the administrative services agreement), the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, compliance, pricing of securities and sales and redemp-
tions, along with related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions.
During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by Lipper, Inc. (Lipper), an independent third-party analyst, comparing the
Fund’s investment performance and expenses with those of other mutual funds deemed compa-
rable to the Fund as selected by Lipper (Lipper Section 15(c) Report). The trustees reviewed the
Lipper Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

52 | Semiannual Report

Mutual Global Discovery Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

In addition, the trustees received a Profitability Study (Profitability Study) prepared by manage-
ment discussing the profitability to Franklin Templeton Investments from its overall U.S. Fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory actions and pending legal actions against the investment manager and its affili-
ates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.

Particular attention was given to management’s diligent risk management procedures, including con-
tinuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in estab-
lishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin
Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment man-
ager’s parent company and its commitment to the mutual fund business. In addition, the Board received presentations from management on the Dodd-Frank Wall Street Reform and Consumer
Protection Act in 2010, which was enacted July 21, 2010, and discussed with management the potential implications of the act on the Fund, the investment manager (and its parent) and the mutual fund industry.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above)
is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the
Fund’s investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, man-
agement assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of predesignated funds from the portfolio manager’s fund manage-
ment area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The trustees discussed with

Semiannual Report | 53

Mutual Global Discovery Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts.

During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund share-
holders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the significant recent efforts to develop, test and implement compliance procedures established in accordance with SEC requirements.

The trustees also reviewed the nature, extent and quality of the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the
Board also took into account administrative and transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s administrative services and transfer agent and shareholder services agreement, the Board also considered these commitments as incidental bene-
fits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended
December 31, 2010. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding bench-
marks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods. The trustees had meet-
ings during the year, including the meetings referred to above held in connection with the

54 | Semiannual Report

Mutual Global Discovery Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition, particular attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional global multi-cap value funds. The Fund had total returns in the middle performing quintile for the one-year period ended December 31, 2010, and had annualized total returns for the three- and five-year periods in the middle and best performing quintiles, respectively. The trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2010, was in the second-best performing quintile and exceeded 8%, as shown in the Lipper Section 15(c) Report. The Board was satisfied with such comparative performance.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios. In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Lipper Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from the Fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

Semiannual Report | 55

Mutual Global Discovery Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

The Fund’s contractual management fee rate was in the most expensive quintile of its Lipper expense group and its total expenses were in the middle quintile of such group. The Board noted that the Fund’s contractual management fee rate was within 7.7 basis points of its Lipper expense group median and its total expenses were within 2 basis points of its expense group median. The Board found such comparative fees and expenses to be acceptable in view of factors relating to the Fund’s operations, such as the quality and experience of its portfolio managers.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2010, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies were reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The trustees considered an additional Lipper study analyzing the profitability of the parent of the investment manager as compared to other publicly held investment managers, which also aided the trustees in considering profitability excluding distribution costs. The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

56 | Semiannual Report

Mutual Global Discovery Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

ECONOMIES OF SCALE. The trustees considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee in 2004, with additional breakpoints being added as deemed appropriate by the Board. The trustees assessed the savings to shareholders resulting from such breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee and expense ratios of the Fund. As a result of such considerations, the trustees negotiated an additional breakpoint that reduces the Fund’s investment management fee for assets under management in excess of $22 billion by 0.02% (2 basis points). To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Semiannual Report | 57

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VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Semiannual Report and Shareholder Letter

Mutual Global Discovery Fund

Investment Manager
Franklin Mutual Advisers, LLC

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301 - (Class A, B, C & R)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2011 Franklin Templeton Investments. All rights reserved.

477 S 08/11

JUNE 30, 2011

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

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on franklintempleton.com

INTERNATIONAL

Mutual European Fund

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · **Mutual Series**

Semiannual Report

Mutual European Fund

Your Fund’s Goals and Main Investments: Mutual European Fund seeks capital appreciation, with income as a secondary goal, by investing at least 80% of its net assets in securities of European companies that the manager believes are available at market prices less than their intrinsic value. The Fund defines European companies as issuers organized under the laws of, or whose principal business operations are located in, or who earn at least 50% of their revenue from, European countries, as defined in the prospectus.

We are pleased to bring you Mutual European Fund’s semiannual report for the period ended June 30, 2011.

Performance Overview

Mutual European Fund – Class Z delivered a cumulative total return of +5.31% for the six months under review. The Fund outperformed its benchmark, the MSCI Europe Index, which tracks equity performance in Europe’s developed markets and posted a +2.37% total return in local currency terms.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 12.

Economic and Market Overview

Global stock markets rose in the first half of 2011, though the positive momentum from the previous year waned as European sovereign debt turmoil escalated and signs emerged of an economic slowdown. Furthermore, geopolitical unrest sweeping the Middle East and North Africa roiled oil markets, and a devastating earthquake and tsunami in Japan severely disrupted global supply chains during the period. While the market recovered from these interferences, economic growth concerns persisted. Officials at the U.S. Federal Reserve Board (Fed) cut their growth forecast for the world’s largest economy, and manufacturing

1. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The unmanaged index includes reinvested daily net dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 22.

Semiannual Report | 5

Geographic Breakdown
Based on Total Net Assets as of 6/30/11

U.K.
23.5%
France
21.2%
Germany
16.9%
Switzerland
12.8%
Netherlands
3.5%
Denmark
2.8%
Italy
2.7%
Norway
1.9%
Ireland
1.7%
U.S.
1.6%
Spain
1.5%
Belgium
1.1%
Jersey Islands
1.0%
Other
0.6%
Short-Term Investments & Other Net Assets
7.2%

From a fundamental viewpoint, many European companies performed well during the six-month period under review, and a number of European corporations continued to beat earnings expectations. In fact, a number of companies had healthy balance sheets and improved operating leverage and continued to trade at what we considered attractive valuation multiples. Particularly in Germany, positive factory orders and industrial production during the period remained above analysts' estimates. However, in the second quarter of 2011, Europe's continuing sovereign debt crisis spawned many global headlines and even more global opinions about the region's potential outlook.

Investment Strategy

We follow a distinctive value investment approach, that combines investments in what we believe are undervalued common stocks with distressed debt investing and risk arbitrage. Our style aims to provide our shareholders with superior risk-adjusted results over time. We employ rigorous, fundamental analysis to find compelling situations. In our opinion, successful investing is as much about assessing risk and containing losses as it is about achieving profits. In choosing investments, we look at the market price of an individual company's securities

6 | Semiannual Report

relative to our evaluation of its intrinsic value based on factors including book value, cash flow generation, long-term earnings potential and earnings multiples. We may invest in bankrupt or distressed companies if we believe the market overreacted to adverse developments or failed to appreciate positive changes.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Manager’s Discussion

As European stock markets advanced unevenly in the first half of 2011, several Fund investments increased in value. Three particularly strong Fund performers were U.K.-based British American Tobacco (BAT); Demag Cranes, a Germany-based global provider of industrial cranes, crane components, harbor cranes and port automation technology; and ThyssenKrupp, a German steel and engineering company.

BAT is the world’s second-largest publicly traded tobacco company, with a presence in more than 180 countries. During the period under review, the stock performed well. In February, the company reported full-year 2010 operating results that exceeded market expectations. In addition, BAT management reported it had delivered on its five-year goal to realize £800 million in cost savings two years ahead of schedule. In May, the company held an investor relations day during which its top executives discussed further cost-cutting opportunities. Management believes it can continue to grow operating margins for the next six to seven years aided by price increases and cost-cutting programs. Management explained that cost savings will come from myriad opportunities including simplifying its business structure, improvements in procurement, a reduction in logistics costs, further rationalization of manufacturing facilities, and the standardization and consolidation of back-office centers and processes. The company also reaffirmed its goal to grow medium-term earnings per share in the high single-digit range, although management also mentioned it would likely exceed that goal in 2011. BAT is a long-term portfolio holding, and the shares have generated nearly 700% in total shareholder returns over the past 10 years. At period-end, we continued to believe BAT was an attractive investment due to the industry’s pricing power, the company’s additional cost savings opportunities and a shareholder friendly management team that often has returned excess cash to shareholders through dividends and share buybacks.

Semiannual Report | 7

Demag Cranes’ contribution to the Fund’s overall return was mostly due to its dramatic share price increase following the announcement of a hostile takeover by Terex and fiscal second-quarter results that were in line with analyst estimates. Moreover, Demag management increased guidance for full-year sales and EBIT (earnings before interest and taxes) while addressing numerous opportunities in the company’s future. In mid-June, the Demag-Terex deal took a positive step forward as Terex increased its offer price to 45.50 euros per share, up from its previous bid of 41.75 euros, and the revised offer was subsequently recommended by Demag Cranes management.

ThyssenKrupp’s performance was enhanced by the company’s May 2011 announcement regarding the details surrounding an anticipated restructuring of its portfolio of businesses. The market reacted positively to the news, bolstering the company’s stock price for the remainder of the Fund’s semiannual period. We believe ThyssenKrupp’s pending restructuring stands to be a meaningful catalyst in streamlining its disparate businesses, a move that holds the potential to unlock shareholder value.

In contrast, several Fund investments decreased in value, hindering Fund performance. Three major detractors from Fund performance were Royal TNT Post (TNT), the postal service for the Netherlands; Koninklijke Philips Electronics (Philips), a Netherlands-based diversified manufacturer; and Thomas Cook Group, a U.K.-based leisure travel services company catering to the European market.

TNT is Europe’s second-largest express package carrier and the Netherlands’ primary postal operator. During the first four months of 2011, its share price declined following the announcement of disappointing operating results. Specifically, execution issues in its Brazil operations led to operating losses in that division, and a lack of pricing power in its European operations led to lower profits compared with analysts’ expectations. TNT’s stock price decline continued into the spring following the announcement of lower first-quarter profits. In late May, the company split into two separately traded companies, TNT Express and PostNL, a traditional mail operator. Shares in both of the

8 | Semiannual Report

spun-off entities declined as investors’ expectations faded that there would be a bid for TNT Express. For PostNL, the market became concerned that despite its high dividend yield, the company will need to sell assets (namely a stake in
TNT Express) in the near term to fund those dividend payments.

Philips’ share price declined in March when the company reported a reduction in profits for the first quarter due to losses within its consumer electronics division, stemming primarily from lackluster television sales. Its share price came under additional pressure in June after management warned the company would not meet analysts’ profit expectations for the second quarter, either. Philips’
health care division continued to generate strong results, but performance in the consumer and lighting divisions were comparatively weak. The consumer division has suffered from faltering western European demand, especially for its higher priced products. Meanwhile, Philips’ lighting division has been nega-
tively affected by reduced construction activity and the company’s inability to fully pass on rising raw material costs. We continued to favor our investment in Philips due to its strong balance sheet with virtually no net debt, as well as a newly appointed CEO and CFO.

Thomas Cook’s stock price was negatively impacted by concerns over external events, especially political unrest across the Middle East and North Africa region, U.K. consumer fears and the possible repeat of an Icelandic volcano eruption — all of which disrupted or curbed travel plans for many Europeans.
Despite these temporary setbacks, we believe the company continues to deliver on its cost-cutting and working capital control program and its strong focus on cash generation. Additionally, its diversification into independent travel and
Internet distribution appeared to be progressing well, in our analysis.

Finally, investors should note that we maintained our currency hedging posture of being more hedged than not to the U.S. dollar, largely through the use of forward currency exchange contracts. Certain currencies strengthened in relation to the U.S. dollar in the first six months of 2011, and so our hedging strategy hindered Fund performance during the reporting period.

Semiannual Report | 9

Thank you for your continued participation in Mutual European Fund. We look forward to serving your future investment needs.

Mutual European Fund

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

10 | Semiannual Report

Semiannual Report | 11

Performance Summary as of 6/30/11

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

12 | Semiannual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R: no sales charges; Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Semiannual Report | 13

Performance Summary (continued)

Endnotes

Value securities may not increase in price as anticipated or may decline further in value. Because the Fund invests in issuers located in Europe, it may experience greater volatility than a more geographically diversified fund. Foreign securities risks include currency fluctuations, and economic and political uncertainties. In addition, the Fund’s investments in smaller company stocks carry an increased risk of price fluctua-
tion, especially over the short term. The Fund may also invest in companies engaged in mergers, reorganizations or liquidations, which involve certain risks as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class Z: Shares are available to certain eligible investors as described in the prospectus.

Class B: These shares have higher annual fees and expenses than Class A shares.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than
Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

14 | Semiannual Report

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and

  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 15

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 1.08%; A: 1.38%; B: 2.08%; C: 2.08%; and R: 1.58%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

16 | Semiannual Report

Mutual European Fund Financial Highlights

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Effective September 1, 2008, the redemption fee was eliminated.
[d]Amount rounds to less than $0.01 per share.
[e]Total return is not annualized for periods less than one year.
[f]Ratios are annualized for periods less than one year.
[g]Includes dividend expense on securities sold short and borrowing fees, if any. See below for expense ratios of such expenses to average net assets for the periods presented.
[h]Benefit of expense reduction rounds to less than 0.01%.
[i]Rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 17

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Effective September 1, 2008, the redemption fee was eliminated.
[d]Amount rounds to less than $0.01 per share.
[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[f]Ratios are annualized for periods less than one year.
[g]Includes dividend expense on securities sold short and borrowing fees, if any. See below for expense ratios of such expenses to average net assets for the periods presented.
[h]Benefit of expense reduction rounds to less than 0.01%.
[i]Rounds to less than 0.01%.

18 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Effective September 1, 2008, the redemption fee was eliminated.
[d]Amount rounds to less than $0.01 per share.
[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[f]Ratios are annualized for periods less than one year.
[g]Includes dividend expense on securities sold short and borrowing fees, if any. See below for expense ratios of such expenses to average net assets for the periods presented.
[h]Benefit of expense reduction rounds to less than 0.01%.
[i]Rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 19

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Effective September 1, 2008, the redemption fee was eliminated.
[d]Amount rounds to less than $0.01 per share.
[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[f]Ratios are annualized for periods less than one year.
[g]Includes dividend expense on securities sold short and borrowing fees, if any. See below for expense ratios of such expenses to average net assets for the periods presented.
[h]Benefit of expense reduction rounds to less than 0.01%.
[i]Rounds to less than 0.01%.

20 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

[a]For the period October 30, 2009 (effective date) to December 31, 2009.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[e]Ratios are annualized for periods less than one year.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 21

Mutual European Fund

Statement of Investments, June 30, 2011 (unaudited)

	Country	Shares	Value
Common Stocks and Other Equity Interests 88.3%			
Air Freight & Logistics 0.7%			
PostNL NV	Netherlands	730,973	$ 6,203,240
TNT Express NV	Netherlands	730,973	7,581,267
			13,784,507
Automobiles 2.6%			
Daimler AG (EUR Traded)	Germany	737,315	55,267,848
Daimler AG (USD Traded)	Germany	1,797	134,700
			55,402,548
Beverages 1.9%			
Pernod Ricard SA	France	412,582	40,666,847
Capital Markets 2.4%			
[a]UBS AG (CHF Traded)	Switzerland	2,799,187	51,036,557
Chemicals 2.4%			
Linde AG	Germany	284,144	49,817,019
Commercial Banks 4.6%			
Barclays PLC	United Kingdom	5,145,844	21,181,154
BNP Paribas	France	283,408	21,876,685
Intesa Sanpaolo SpA	Italy	13,823,371	36,804,388
Intesa Sanpaolo SpA, di Risp	Italy	667,200	1,440,667
Societe Generale, A	France	247,572	14,690,958
			95,993,852
Commercial Services & Supplies 1.0%			
Edenred	France	649,870	19,828,286
Construction & Engineering 1.9%			
Vinci SA	France	624,445	39,997,656
Construction Materials 3.3%			
CRH PLC	Ireland	1,635,302	36,211,787
SA des Ciments Vicat	France	388,468	32,622,840
			68,834,627
Containers & Packaging 2.4%			
Rexam PLC	United Kingdom	8,006,467	49,181,762
Diversified Financial Services 2.1%			
Deutsche Boerse AG	Germany	492,164	37,398,491
[a,b,c]Marconi Corp., Contingent Distribution	United Kingdom	28,582,000	535,906
Oslo Bors VPS Holding ASA	Norway	340,000	5,547,212
			43,481,609
Diversified Telecommunication Services 3.2%			
AboveNet Inc.	United States	192,541	13,566,439
Cable & Wireless Communication PLC	United Kingdom	15,528,811	10,093,486
Telecom Italia SpA	Italy	10,812,637	12,583,157
Telefonica SA	Spain	1,231,497	30,109,523
			66,352,605
Electric Utilities 1.5%			
E.ON AG	Germany	1,116,357	31,786,811

22 | Semiannual Report

Mutual European Fund

Statement of Investments, June 30, 2011 (unaudited) *(continued)*

	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)			
Electrical Equipment 1.2%			
Alstom SA	France	401,662	$ 24,766,632
Energy Equipment & Services 0.5%			
[a] Dockwise Ltd.	Norway	413,250	11,356,252
Food & Staples Retailing 2.2%			
Koninklijke Ahold NV	Netherlands	3,409,970	45,820,076
Food Products 3.0%			
Nestle SA	Switzerland	1,020,100	63,392,275
Health Care Providers & Services 1.3%			
Rhoen-Klinikum AG	Germany	1,106,874	26,709,420
Hotels, Restaurants & Leisure 3.8%			
Accor SA	France	949,326	42,449,471
Ladbrokes PLC	United Kingdom	10,826,336	26,488,471
Thomas Cook Group PLC	United Kingdom	5,035,170	10,751,696
			79,689,638
Household Durables 1.8%			
[a] Berkeley Group Holdings PLC	United Kingdom	1,776,146	36,686,406
Industrial Conglomerates 0.7%			
Koninklijke Philips Electronics NV	Netherlands	533,800	13,709,136
Insurance 6.2%			
ACE Ltd.	United States	306,024	20,142,500
Ageas	Belgium	8,006,300	21,722,940
AXA SA	France	1,509,614	34,304,245
Lancashire Holdings Ltd.	United Kingdom	1,475,829	15,466,683
[a,d] Olympus Re Holdings Ltd.	United States	16,080	4,468
Zurich Financial Services AG	Switzerland	147,060	37,184,771
			128,825,607
Machinery 2.6%			
Schindler Holding AG, PC	Switzerland	178,242	21,665,476
Schindler Holding AG, Registered	Switzerland	272,988	33,149,471
			54,814,947
Marine 2.8%			
A.P. Moller - Maersk AS, B	Denmark	6,771	58,396,337
Media 7.8%			
British Sky Broadcasting Group PLC	United Kingdom	2,329,843	31,661,379
Eutelsat Communications	France	934,637	42,016,281
Reed Elsevier PLC	United Kingdom	3,412,587	31,012,724
[a] Stroer Out-of-Home Media AG	Germany	518,417	14,148,546
Vivendi SA	France	1,204,776	33,500,758
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	Portugal	2,210,791	10,262,338
			162,602,026

Semiannual Report | 23

Mutual European Fund

Statement of Investments, June 30, 2011 (unaudited) *(continued)*

	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)			
Metals & Mining 2.5%			
ThyssenKrupp AG	Germany	1,028,212	$ 53,163,805
Multi-Utilities 2.5%			
GDF Suez	France	1,306,642	47,815,959
Hera SpA	Italy	2,474,990	5,240,096
			53,056,055
Multiline Retail 0.3%			
Marks & Spencer Group PLC	United Kingdom	1,204,715	6,992,311
Oil, Gas & Consumable Fuels 4.4%			
BP PLC	United Kingdom	1,619,810	11,918,017
Royal Dutch Shell PLC, A	United Kingdom	1,701,792	60,413,061
Total SA, B	France	343,476	19,863,899
			92,194,977
Pharmaceuticals 4.4%			
Novartis AG	Switzerland	499,134	30,572,551
Roche Holding AG	Switzerland	188,140	31,483,466
Sanofi	France	376,925	30,303,383
			92,359,400
Real Estate Management & Development 0.0%[†]			
[c]Canary Wharf Group PLC	United Kingdom	192,100	928,844
Road & Rail 1.0%			
[a,d,e]Euro Wagon LP	Jersey Islands	16,127,149	21,520,287
Textiles, Apparel & Luxury Goods 0.4%			
[a,c]Guinness Peat Group PLC	United Kingdom	12,456,412	8,151,924
Tobacco 5.2%			
British American Tobacco PLC	United Kingdom	1,640,605	71,914,001
Imperial Tobacco Group PLC	United Kingdom	1,137,744	37,806,611
			109,720,612
Transportation Infrastructure 0.8%			
[a,c]DeepOcean Holdings Group Ltd.	Norway	915,467	17,459,146
Wireless Telecommunication Services 2.9%			
Vodafone Group PLC	United Kingdom	23,078,761	61,244,156
Total Common Stocks and Other Equity Interests (Cost $1,404,597,921)			1,849,724,955
Preferred Stocks 4.1%			
Automobiles 4.1%			
Porsche Automobile Holding SE, pfd.	Germany	598,868	47,677,822
Volkswagen AG, pfd.	Germany	183,724	37,933,929
Total Preferred Stocks (Cost $57,824,539)			85,611,751

24 | Semiannual Report

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
[a]Non-income producing.
[b]Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.
[c]Security has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2011, the aggregate value of these securities was $27,075,820, representing 1.29% of net assets.
[d]See Note 10 regarding restricted securities.
[e]See Note 12 regarding holdings of 5% voting securities.
[f]The coupon rate shown represents the rate at period end.
[g]See Note 1(d) regarding senior floating rate interests.
[h]Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2011, the aggregate value of these securities was $2,825,000, representing 0.13% of net assets.
[i]See Note 8 regarding credit risk and defaulted securities.
[j]The security is traded on a discount basis with no stated coupon rate.
[k]Security or a portion of the security has been segregated as collateral for open forward and future contracts. At June 30, 2011, the aggregate value of these securities amounted to
$1,075,792, representing 0.05% of net assets.

Semiannual Report | 25

Mutual European Fund

Statement of Investments, June 30, 2011 (unaudited) (continued)

At June 30, 2011, the Fund had the following futures contracts outstanding. See Note 1(c).

26 | Semiannual Report

Mutual European Fund

Statement of Investments, June 30, 2011 (unaudited) *(continued)*

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Norwegian Krone	DBFX	Buy	2,210,000	$ 399,393	8/19/11	$ 8,996	$ —
Norwegian Krone	HAND	Buy	2,300,000	417,408	8/19/11	7,612	—
Norwegian Krone	DBFX	Sell	4,000,000	745,240	8/19/11	6,075	—
Euro	BANT	Sell	88,659,133	124,712,370	8/31/11	—	(3,619,448)
Euro	BBU	Sell	75,752,311	107,113,767	8/31/11	—	(2,535,757)
Euro	DBFX	Sell	1,340,000	1,918,063	8/31/11	—	(21,552)
Euro	DBFX	Buy	1,558,141	2,267,376	8/31/11	—	(12,006)
Euro	BANT	Buy	398,964	580,344	8/31/11	—	(2,854)
Euro	DBFX	Sell	25,270,797	36,227,716	9/15/11	—	(336,090)
Euro	HSBC	Sell	21,958,401	31,483,956	9/15/11	—	(287,211)
Euro	DBFX	Buy	369,019	527,086	9/15/11	6,840	—
British Pound	BBU	Sell	55,325,099	90,069,261	9/16/11	1,365,196	—
British Pound	BANT	Sell	60,685,638	98,790,150	10/17/11	1,527,397	—
Unrealized appreciation (depreciation)						5,441,990	(27,857,739)
Net unrealized appreciation (depreciation)							$(22,415,749)

See Abbreviations on page 47.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 27

28 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 29

30 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 31

Mutual European Fund

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual European Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class B, Class C, and Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

32 | Semiannual Report

Mutual European Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Certain derivatives trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S.

Semiannual Report | 33

Mutual European Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counter-party to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund entered into futures contracts primarily to manage foreign exchange rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the underlying security. Such variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized.

The Fund entered into forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of

34 | Semiannual Report

Mutual European Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Derivative Financial Instruments (continued)

the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

See Note 11 regarding other derivative information.

d. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

e. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of June 30, 2011, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability for unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

Semiannual Report | 35

Mutual European Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

36 | Semiannual Report

Mutual European Fund

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2011, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

Semiannual Report | 37

c. Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s
Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maxi-
mum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund’s Class B, C, and R compensation distribution plans, the Fund pays
Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class.

38 | Semiannual Report

Mutual European Fund

Notes to Financial Statements (unaudited) (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

The Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

e. Transfer Agent Fees

For the period ended June 30, 2011, the Fund paid transfer agent fees of $1,770,079, of which $1,106,860 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2011, there were no credits earned.

5. INDEPENDENT TRUSTEES’ RETIREMENT PLAN

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

Semiannual Report | 39

Mutual European Fund

Notes to Financial Statements (unaudited) (continued)

5. INDEPENDENT TRUSTEES’ RETIREMENT PLAN (continued)

During the period ended June 30, 2011, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

aThe projected benefit obligation is included in accrued expenses and other liabilities in the Statement of Assets and Liabilities. bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2010, the Fund had tax basis capital losses of $55,974,741 expiring in 2017.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous law. Any post-enactment capital losses generated will be required to be utilized prior to the losses incurred in pre-enactment tax years.

At June 30, 2011, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, tax straddles, recognition of partnership income, and certain corporate action adjustments.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, defaulted securities, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, tax straddles, recognition of partnership income, and certain corporate action adjustments.

40 | Semiannual Report

Mutual European Fund

Notes to Financial Statements (unaudited) (continued)

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2011, aggregated $311,218,138 and $408,188,108, respectively.

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At June 30, 2011, the aggregate value of distressed company securities for which interest recognition has been discontinued was $2,825,000, representing 0.13% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted Securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

Semiannual Report | 41

Mutual European Fund

Notes to Financial Statements (unaudited) (continued)

10. RESTRICTED SECURITIES (continued)

At June 30, 2011, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

11. OTHER DERIVATIVE INFORMATION

At June 30, 2011, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

aIncludes cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the period ended June 30, 2011, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

For the period ended June 30, 2011, the average month end market value of derivatives represented 2.19% of average month end net assets. The average month end number of open derivative contracts for the period was 97.

See Note 1(c) regarding derivative financial instruments.

42 | Semiannual Report

Mutual European Fund

Notes to Financial Statements (unaudited) (continued)

12. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the period ended June 30, 2011, were as shown below.

13. SPECIAL SERVICING AGREEMENT

The Fund, which is an eligible underlying investment of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), participates in a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the Fund and the Allocator Funds. Under the SSA, the Fund may pay a portion of the Allocator Funds’ expenses (other than any asset allocation, administrative, and distribution fees) to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Fund (e.g., due to reduced costs associated with servicing accounts) from the investment in the Fund by the Allocator Funds. The Allocator Funds are either managed by Franklin Advisers, Inc. or administered by FT Services, affiliates of Franklin Mutual. For the period ended June 30, 2011, the Fund was held by one or more of the Allocator Funds and the amount of expenses borne by the Fund is noted in the Statement of Operations. At June 30, 2011, 10.63% of the Fund’s outstanding shares was held by one or more of the Allocator Funds.

14. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured Credit Facility totaling $750 million (Global Credit Facility) which matures on January 20, 2012. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Semiannual Report | 43

Mutual European Fund

Notes to Financial Statements (unaudited) (continued)

14. CREDIT FACILITY (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended June 30, 2011, the Fund did not use the Global Credit Facility.

15. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities

  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in deter- mining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

44 | Semiannual Report

Mutual European Fund

Notes to Financial Statements (unaudited) (continued)

15. FAIR VALUE MEASUREMENTS (continued)

The following is a summary of the inputs used as of June 30, 2011, in valuing the Fund’s assets and liabilities carried at fair value:

Semiannual Report | 45

Mutual European Fund Notes to Financial Statements (unaudited) (continued)

15. FAIR VALUE MEASUREMENTS (continued) At June 30, 2011, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

[a]The investment was transferred into Level 3 as a result of the unavailability of a quoted market price in an active market for identical securities.
[b]Includes common stocks as well as other equity investments.
[c]Includes securities determined to have no value.

16. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards
Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve
Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International
Financial Reporting Standards (IFRS). The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after
December 15, 2011. The Fund is currently evaluating the impact, if any, of applying this provision.

17. SUBSEQUENT EVENTS The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

46 | Semiannual Report

Semiannual Report | 47

Mutual European Fund

Shareholder Information

Board Review of Investment Management Agreement

The Board of Trustees (Board), including the independent trustees, at a Board meeting held on May 17, 2011, unanimously approved renewal of the Fund’s investment management agreement, as well as the Fund’s administrative services agreement. Prior to a meeting of all of the trustees for the purpose of considering such renewals, the independent trustees held three meetings dedicated to the renewal process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the administrative services agreement for the Fund, the Board, including the independent trustees, determined that the existing investment management fee structure was fair and reasonable and that continuance of the agreements was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement (as well as the administrative services agreement), the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, compliance, pricing of securities and sales and redemptions, along with related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by Lipper, Inc. (Lipper), an independent third-party analyst, comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Lipper Section 15(c) Report). The trustees reviewed the Lipper Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory actions and pending legal actions against the investment manager and its affiliates. The independent

48 | Semiannual Report

Mutual European Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

trustees were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.

Particular attention was given to management’s diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. In addition, the Board received presentations from management on the Dodd-Frank Wall Street Reform and Consumer Protection Act in 2010, which was enacted July 21, 2010, and discussed with management the potential implications of the act on the Fund, the investment manager (and its parent) and the mutual fund industry.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund’s investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of predesignated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts.

During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading

Semiannual Report | 49

Mutual European Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the significant recent efforts to develop, test and implement compliance procedures established in accordance with SEC requirements.

The trustees also reviewed the nature, extent and quality of the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account administrative and transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s administrative services and transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2010. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition, particular attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

50 | Semiannual Report

Mutual European Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional European region funds. The Fund had total returns in the middle performing quintile for the one-year period ended December 31, 2010, and had annualized total returns for the three- and five-year periods in the best and second-best performing quintiles, respectively. The trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2010, was in the best performing quintile and exceeded 8%, as shown in the Lipper Section 15(c) Report. The Board was satisfied with such comparative performance.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios. In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Lipper Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from the Fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund’s contractual management fee rate was in the middle quintile of its Lipper expense group and its total expenses were in the least expensive quintile of such group. The Board was satisfied with such comparative expenses.

Semiannual Report | 51

Mutual European Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2010, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies were reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The trustees considered an additional Lipper study analyzing the profitability of the parent of the investment manager as compared to other publicly held investment managers, which also aided the trustees in considering profitability excluding distribution costs. The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The trustees considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on

52 | Semiannual Report

Mutual European Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

investment management services provided such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee in 2004. The trustees assessed the savings to shareholders resulting from such breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee and expense ratios of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Semiannual Report | 53

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JUNE 30, 2011

SEMIANNUAL REPORT
AND SHAREHOLDER LETTER

Sign up for electronic delivery
on **franklintempleton.com**

SECTOR

Mutual Financial Services Fund

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · **Mutual Series**

Semiannual Report

Mutual Financial Services Fund

Your Fund’s Goals and Main Investments: Mutual Financial Services Fund seeks capital appreciation, with income as a secondary goal, by investing at least 80% of its net assets in securities of financial services companies that the manager believes are available at market prices less than their intrinsic value. The Fund concentrates its investments in securities of issuers such as banks, savings and loan organizations, credit card companies, brokerage firms, finance companies, subprime lending institutions, investment advisors, investment companies and insurance companies.

We are pleased to bring you Mutual Financial Services Fund’s semiannual report for the period ended June 30, 2011.

Performance Overview

Mutual Financial Services Fund – Class Z delivered a +3.69% cumulative total return for the six months under review. The Fund outperformed the -3.06% total return of its narrow benchmark, the Standard & Poor’s 500 (S&P 500) Financials Index, which tracks financials stocks in the S&P 500 Index.1 For the same period, the Fund underperformed the +6.02% total return of its broad benchmark, the S&P 500 Index, which is a broad measure of U.S. stock performance.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 11.

Economic and Market Overview

The global economy expanded despite geopolitical and inflationary pressures during the six-month period ended June 30, 2011. In the U.S., business activity increased and consumer spending stayed above pre-recession levels. The U.S. was a key engine in a sustained global manufacturing expansion as international trade volume continued to increase, albeit at a moderate pace. The U.S. financial system appeared closer to a full recovery, although the country still

1. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 20.

Semiannual Report | 5

faced challenges dealing with persistent unemployment, housing market weakness and massive debt. During the period, signs emerged of a global economic slowdown. Officials at the U.S. Federal Reserve Board (Fed) cut their growth forecast for the world’s largest economy, and manufacturing growth slowed in most major regions of the world. Japan’s earthquake, an early surge in commodity prices and a fading inventory restocking cycle were all blamed for declining economic leading indicators. Some monetary policy tightening in most parts of the world was also thought to inhibit growth and cool the commodities rally.

Inflation at the consumer, producer and trade levels rose across much of the world, but in the U.S. it remained relatively contained. As a result, the Fed maintained its accommodative monetary policy while ending its second round of quantitative easing on June 30. The Fed said, however, it would continue to purchase Treasuries with proceeds from maturing debt in an effort to support economic growth. This move deviated from many other central banks around the world that raised interest rates to dampen inflation pressures.

Continued corporate profit strength and still favorable economic growth prospects in some regions of the world supported equities. Global stock markets made gains in the first half of 2011, though the positive momentum from the previous year waned as investors weathered international events that included revolutions and civil unrest across the Middle East and North Africa, the multiple crises triggered by Japan’s earthquake and tsunami, and sovereign debt worries and credit downgrades in Europe. The dollar declined during the period against most currencies, however, broadly reflecting divergent interest rate and/or economic growth expectations.

Investment Strategy

We strive to provide investors with superior risk-adjusted returns over time through our distinctive, value investment style, which includes investments in undervalued common stocks, distressed debt and risk arbitrage. Rigorous fundamental analysis drives our investment process. We attempt to determine each investment’s intrinsic value as well as the price at which we would be willing to commit shareholder funds. While valuation remains our key consideration, we utilize numerous fundamental factors such as return on equity, financial leverage and long-term earnings power. We also consider factors such as management quality and competitive position. As always, our approach to successful investing is as much about assessing risk and containing losses as it is about achieving profits.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

6 | Semiannual Report

Manager’s Discussion

At the end of 2010, we mentioned in the Fund’s annual report that we were most closely monitoring the sovereign debt issues in several developed countries. As of June 30, 2011, however, we saw no sign of resolution, and political machinations appeared to be frustrating the process in the U.S. and Europe. The situation seemed to be going from bad to worse, which we think may be needed for some leadership to emerge from government. In this environment, we reduced the Fund’s exposure to European and leading U.S. banks.

Despite the Fed’s extremely accommodative monetary policy, the nation’s recovery to date has been meager. This means that not only have banks had to deal with thin margins on lending but that high unemployment levels restricted loan growth. At the same time, the housing market was unable to improve due to delays in foreclosure processing as a result of poor mortgage documentation during the property boom. Although credit conditions appeared to be improving, we remained vigilant toward any indication that this bottleneck may trigger a wave of renewed losses for the banking sector.

According to our analysis, increasingly restrictive regulatory regimes continued to weigh on the returns that banks can earn. The costs of meeting heightened capital requirements for systemically important financial institutions (SIFIs) must eventually be passed through to the customer so that banks can earn some return. Banks want to lend but they need to hold more capital and may charge more for access to funds under the new banking rules. This contributed to an already challenging business and economic environment.

We have maintained that recent interest rates were artificially low and did not reflect the risk and supply of debt circulating in the system. The Fed suspended its accommodative monetary policy program known as quantitative easing (QE2) on June 30, just as the Fund’s semiannual period came to a close.

Despite all of these headwinds, the Fund managed to generate a positive return during the period while its narrowly focused benchmark index declined. Our focus on capital preservation and bottom-up stock picking served us well. We maintained a heavy portfolio weighting within the insurance sector, particularly among property and casualty insurance companies, as in our view these businesses are most apt to immediately benefit from higher interest rates. These are businesses that, in our observation, understand risk and operate seeking to protect against loss, which is exactly how we think about managing our shareholders’ capital. In an increasingly risky world, we also think their ability to assume an appropriate level of risk for their customers could be rewarded with better returns, according to our analysis.

Semiannual Report | 7

Although we reduced the Fund’s weighting in large U.S. and European banks, we had a material exposure to smaller U.S. banks where we expect consolida-
tion to persist. We also selectively increased exposure to Asian financial services companies, most notably South Korean banks where we saw the merits of improving fundamentals partially drowned out by market noise surrounding acquisitions and disposals.

One of the largest contributors to Fund performance in the first half of 2011 was Norway’s Oslo Bors VPS Holding, which operates the country’s only reg-
ulated market for securities trading. Oslo Bors’ shares appreciated in response to renewed industry consolidation, followed by subdued but stable activity in its fundamental trading volumes. In addition, well-received news related to the company’s intention to list its own shares on the exchange triggered further share-price appreciation. At period-end, the company had a strong balance sheet while offering a 10% dividend yield, and we believe its competitive posi-
tion remains sound.

Two other major contributors during the period were U.K.-based holding company Resolution Ltd., an acquisition and consolidation vehicle that buys and restructures financial services firms in western Europe, and French insur-
ance conglomerate AXA. Early in 2011, shares of Resolution and AXA lost value along with most other capital market-sensitive life insurers. However,
Resolution created value through attention to its Friends Provident operating business, which markets life insurance and a variety of pension and disability plans throughout the U.K. In AXA’s case, the accretive acquisition in June of the majority of the company’s U.K. life insurance business by Resolution was an encouraging sign that it was executing its strategy to consolidate the U.K.
life insurance industry. AXA shareholders benefited considerably from the
U.K. sale, as well as a better articulation of management’s increased focus on profitability, earnings and cash flow.

In contrast, some of the Fund’s laggards during the six-month reporting period were Argo Group International Holdings (Argo), which provides specialty property/casualty insurance and reinsurance products in the U.S. and Europe while operating out of tax-sheltered Bermuda; U.S.-based Morgan Stanley, one of the world’s largest investment banks; and Bermuda-based PartnerRe, which through subsidiaries in Asia, Europe, and North and South America writes reinsurance for primary and specialty insurance coverage purposes.

8 | Semiannual Report

Our investment in Argo detracted from Fund returns despite good news for shareholders in early February when the company announced it would institute a $150 million share buyback program along with a 12 cent per share quarterly dividend. The positive trend reversed course in early March when the company’s operating performance was impaired by the unexpected frequency in major catastrophes experienced during the first half of 2011, including a record number of tornados across the U.S. and the Japanese earthquake and tsunami. Despite the unusual losses incurred during the reporting period, we continued to hold Argo in the Fund’s portfolio, largely because we believe it has an attractive valuation.

Morgan Stanley shares fell in value as analysts lowered forecasts due to possible weakness in fixed income, currency and commodity trading, and debt underwriting, and generally soft revenue trends across the banking industry. Furthermore, uncertainty arose during the period regarding a potential additional capital requirement stemming from the SIFI capital surcharge. However, from our perspective, the potential still existed for substantial earnings improvements in each of its two main businesses — wealth management and institutional securities. We also kept in mind that the ultimate outcome for both business lines may be longer term in nature. In addition, we believe the company’s business structure has been largely cleaned up since the financial crisis, including the removal of non-core asset positions, and at period-end the stock appeared undervalued to us as it was trading at prices below tangible book value.

PartnerRe declined in value after the company reported significant operating losses driven by a confluence of claims stemming from recent natural disasters in Japan (earthquake/tsunami), Australia (floods) and New Zealand (earthquake). Although its first-quarter 2011 loss was the largest absolute loss in PartnerRe’s history, it was within its expected loss limits. Furthermore, the company expects better pricing in the future, which we believe could improve profits into 2012.

Semiannual Report | 9

Thank you for your continued participation in Mutual Financial Services Fund. We look forward to serving your future investment needs.

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Andrew Sleeman has been portfolio manager for Mutual Financial Services Fund since 2009. He has also been a co-portfolio manager for Mutual International Fund since 2009. Mr. Sleeman joined Franklin Templeton Investments in 2007. Previously, he was with Fox-Pitt, Kelton, a financials specialist firm, where he focused on international financial equities. Prior to that, he worked in international equities at BNP Paribas. Mr. Sleeman also worked in Australia in the fixed income division of JP Morgan Investment Management.

Richard Cetlin has been assistant portfolio manager for Mutual Financial Services Fund since December 2010 with primary coverage of European banks. Prior to joining Franklin Templeton Investments in 2010, Mr. Cetlin was a consultant for Asian Century Quest, a hedge fund focused on the Asia-Pacific region. In this role, he focused on the analysis of banking, insurance and real estate stocks in China and banking stocks in Hong Kong and South Korea. Prior to that, Mr. Cetlin worked for 14 years at AllianceBernstein where he was a senior vice president and senior analyst for U.S. banking and specialty finance.

10 | Semiannual Report

Performance Summary as of 6/30/11

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Semiannual Report | 11

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include max-
imum sales charges. Class Z: no sales charges; Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

12 | Semiannual Report

Performance Summary (continued)

Endnotes

Value securities may not increase in price as anticipated or may decline further in value. Investing in a single-sector fund involves special risks, including greater sensitivity to economic, political or regulatory developments impacting the sector. In addition, the Fund invests in foreign securities whose risks include currency fluctuations, and economic and political uncertainties. The Fund’s investments in smaller company stocks carry an increased risk of price fluctuation, particularly over the short term. The Fund may also invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. The manager applies various techniques and analyses in making investment deci-
sions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class Z: Shares are available to certain eligible investors as described in the prospectus.

Class B: These shares have higher annual fees and expenses than Class A shares.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

Semiannual Report | 13

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and

  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

14 | Semiannual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 1.20%; A: 1.50%; B: 2.19%; and C: 2.20%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Semiannual Report | 15

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Net investment income per share includes approximately $(0.09) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 2.09%.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return is not annualized for periods less than one year.
[g]Ratios are annualized for periods less than one year.
[h]Includes dividend expense on securities sold short and borrowing fees, if any. See below for the ratio of such expenses to average net assets for the periods presented.
[i]Benefit of expense reduction rounds to less than 0.01%.
[j]Rounds to less than 0.01%.

16 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Net investment income per share includes approximately $(0.09) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.80%.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[g]Ratios are annualized for periods less than one year.
[h]Includes dividend expense on securities sold short and borrowing fees, if any. See below for the ratio of such expenses to average net assets for the periods presented.
[i]Benefit of expense reduction rounds to less than 0.01%.
[j]Rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 17

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Net investment income per share includes approximately $(0.09) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.10%.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[g]Ratios are annualized for periods less than one year.
[h]Includes dividend expense on securities sold short and borrowing fees, if any. See below for the ratio of such expenses to average net assets for the periods presented.
[i]Benefit of expense reduction rounds to less than 0.01%.
[j]Rounds to less than 0.01%.

18 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Net investment income per share includes approximately $(0.09) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.09%.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[g]Ratios are annualized for periods less than one year.
[h]Includes dividend expense on securities sold short and borrowing fees, if any. See below for the ratio of such expenses to average net assets for the periods presented.
[i]Benefit of expense reduction rounds to less than 0.01%.
[j]Rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 19

Mutual Financial Services Fund

Statement of Investments, June 30, 2011 (unaudited)

20 | Semiannual Report

Mutual Financial Services Fund

Statement of Investments, June 30, 2011 (unaudited) *(continued)*

	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)			
Diversified Financial Services (continued)			
First Pacific Co. Ltd.	Hong Kong	9,562,469	$ 8,577,252
Guoco Group Ltd.	Hong Kong	111,376	1,363,978
Hellenic Exchanges SA Holding Clearing Settlement and Registry	Greece	658,078	4,685,671
[a,f] North American Financial Holdings Inc., A, 144A	United States	45,887	785,815
[a,f] North American Financial Holdings Inc., B, 144A, non-voting	United States	149,783	2,565,034
NYSE Euronext	United States	114,811	3,934,573
[a] Osaka Securities Exchange Co. Ltd.	Japan	1,034	4,604,546
Oslo Bors VPS Holding ASA	Norway	911,000	14,863,266
			54,650,471
Electric Utilities 0.0%			
[a,c] Prime AET&D Holdings No. 1 Pty. Ltd.	Australia	490,308	—
Household Durables 1.0%			
[a] Berkeley Group Holdings PLC	United Kingdom	204,274	4,219,292
Industrial Conglomerates 2.5%			
[a] Gallant Venture Ltd.	Singapore	3,400,000	1,134,902
Shanghai Industrial Holdings Ltd.	China	1,281,000	4,716,246
Shun Tak Holdings Ltd.	Hong Kong	7,424,000	4,503,008
			10,354,156
Insurance 38.0%			
ACE Ltd.	United States	146,560	9,646,579
Ageas	Belgium	1,635,640	4,437,869
American International Group Inc.	United States	64,900	1,902,868
Argo Group International Holdings Ltd.	United States	175,352	5,211,462
Aspen Insurance Holdings Ltd.	United States	157,906	4,062,921
AXA SA	France	207,260	4,709,746
Catlin Group Ltd.	United Kingdom	1,109,668	7,164,585
[a] CNO Financial Group Inc.	United States	631,530	4,995,402
[a] Enstar Group Ltd.	United States	113,109	11,818,759
Hiscox Ltd.	United Kingdom	980,666	6,589,797
[a,c] Imagine Group Holdings Ltd.	Bermuda	210,496	2,564,136
Lancashire Holdings Ltd.	United Kingdom	690,536	7,236,815
Maiden Holdings Ltd.	United States	230,850	2,100,735
[f] Maiden Holdings Ltd., 144A	United States	172,000	1,565,200
MetLife Inc.	United States	143,770	6,307,190
[a,c] Olympus Re Holdings Ltd.	United States	7,480	2,079
PartnerRe Ltd.	Bermuda	116,700	8,034,795
[b] Protector Forsikring ASA	Norway	4,479,410	9,799,774
RenaissanceRe Holdings Ltd.	United States	46,300	3,238,685
Resolution Ltd.	United Kingdom	2,783,267	13,130,350
RSA Insurance Group PLC	United Kingdom	2,355,820	5,102,264
Symetra Financial Corp.	United States	1,020,510	13,705,449
Validus Holdings Ltd.	Bermuda	241,074	7,461,240
White Mountains Insurance Group Ltd.	United States	21,828	9,171,253
Zurich Financial Services AG	Switzerland	26,700	6,751,213
			156,711,166

Semiannual Report | 21

Mutual Financial Services Fund

Statement of Investments, June 30, 2011 (unaudited) (continued)

22 | Semiannual Report

Mutual Financial Services Fund

Statement of Investments, June 30, 2011 (unaudited) *(continued)*

	Country	Shares	Value
Companies in Liquidation (Cost $—) 0.0%			
[a,c] FIM Coinvestor Holdings I, LLC	United States	4,357,178	$ —
Total Investments before Short Term Investments (Cost $396,895,137)			390,049,251
		Principal Amount*	
Short Term Investments 3.4%			
U.S. Government and Agency Securities 3.4%			
[i] FHLB, 7/01/11	United States	5,000,000	5,000,000
[i] U.S. Treasury Bills,			
7/14/11 - 8/25/11	United States	4,000,000	3,999,989
9/22/11	United States	5,000,000	4,999,825
Total U.S. Government and Agency Securities (Cost $13,998,236)			13,999,814
Total Investments before Money Market Funds (Cost $410,893,373)			404,049,065
		Shares	
Money Market Funds (Cost $57,872) 0.0%[l]			
[a] BNY Institutional Cash Reserve Fund, Series B	United States	57,872	46,297
Total Investments (Cost $410,951,245) 97.8%			404,095,362
Other Assets, less Liabilities 2.2%			8,898,070
Net Assets 100.0%			$412,993,432

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
[a]Non-income producing.
[b]See Note 13 regarding holdings of 5% voting securities.
[c]See Note 10 regarding restricted securities.
[d]Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.
[e]Security has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2011, the value of this security was $0.
[f]Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2011, the aggregate value of these securities was $12,088,374, representing 2.93% of net assets.
[g]Perpetual security with no stated maturity date.
[h]The coupon rate shown represents the rate at period end.
[i]See Note 1(e) regarding senior floating rate interests.
[j]The security is traded on a discount basis with no stated coupon rate.

Semiannual Report | 23

Mutual Financial Services Fund

Statement of Investments, June 30, 2011 (unaudited) (continued)

At June 30, 2011, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

24 | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 25

26 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 27

28 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 29

Mutual Financial Services Fund

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual Financial Services Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class Z, Class A, Class B, and Class C. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

30 | Semiannual Report

Mutual Financial Services Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Certain derivatives trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign

Semiannual Report | 31

Mutual Financial Services Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund entered into forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund purchased or wrote option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of a particular security, currency or index, or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the security is adjusted by any

32 | Semiannual Report

Mutual Financial Services Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Derivative Financial Instruments (continued)

premium paid or received. Upon expiration of an option, any premium paid or received is recorded as a realized loss or gain. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Note 12 regarding other derivative information.

d. Securities Lending

The Fund participates in an agency based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund managed by the Fund’s custodian on the Fund’s behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2011, the Fund had no securities on loan.

e. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

f. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or

Semiannual Report | 33

Mutual Financial Services Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Income Taxes (continued)

expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of June 30, 2011, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability for unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

34 | Semiannual Report

Mutual Financial Services Fund

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2011, there were an unlimited number of shares authorized (without par value).
Transactions in the Fund’s shares were as follows:

Semiannual Report | 35

Mutual Financial Services Fund

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

b. Administrative Fees

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust’s aggregate average daily net assets as follows:

36 | Semiannual Report

Mutual Financial Services Fund

Notes to Financial Statements (unaudited) (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund’s Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

The Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

e. Transfer Agent Fees

For the period ended June 30, 2011, the Fund paid transfer agent fees of $505,959, of which $305,856 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2011, there were no credits earned.

Semiannual Report | 37

Mutual Financial Services Fund

Notes to Financial Statements (unaudited) (continued)

5. INDEPENDENT TRUSTEES’ RETIREMENT PLAN

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2011, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

aThe projected benefit obligation is included in accrued expenses and other liabilities in the Statement of Assets and Liabilities. bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2010, the capital loss carryforwards were as follows:

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous law. Any post-enactment capital losses generated will be required to be utilized prior to the losses incurred in pre-enactment tax years.

At June 30, 2011, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

38 | Semiannual Report

Mutual Financial Services Fund

Notes to Financial Statements (unaudited) (continued)

6. INCOME TAXES (continued)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, recognition of partnership income, certain corporate action adjustments, and non-deductible expenses.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, defaulted securities, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, recognition of partnership income, and certain corporate action adjustments.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2011, aggregated $57,323,546 and $66,216,847, respectively.

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest. At June 30, 2011, the Fund did not hold any distressed company securities for which interest recognition has been discontinued.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Semiannual Report | 39

Mutual Financial Services Fund

Notes to Financial Statements (unaudited) (continued)

10. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2011, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

40 | Semiannual Report

Mutual Financial Services Fund

Notes to Financial Statements (unaudited) (continued)

11. UNFUNDED CAPITAL COMMITMENTS

The Fund enters into certain capital commitments and may be obligated to perform on such agreements at a future date. The Fund monitors these commitments and assesses the probability of required performance. For any agreements whose probability of performance is determined to be greater than remote, the Fund assesses the fair value of the commitment. In instances where the probability of performance is greater than remote and the performance under the commitment would result in an unrealized loss, the Fund recognizes such losses on the Statement of Assets and Liabilities and the Statement of Operations.

At June 30, 2011, the Fund had aggregate unfunded capital commitments of $1,178,564, for which no depreciation has been recognized.

12. OTHER DERIVATIVE INFORMATION

At June 30, 2011, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

For the period ended June 30, 2011, the average month end market value of derivatives repre-
sented 0.97% of average month end net assets. The average month end number of open derivative contracts for the period was 59.

See Note 1(c) regarding derivative financial instruments.

Semiannual Report | 41

Mutual Financial Services Fund

Notes to Financial Statements (unaudited) (continued)

13. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the period ended June 30, 2011, were as shown below.

14. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 20, 2012. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended June 30, 2011, the Fund did not use the Global Credit Facility.

42 | Semiannual Report

Mutual Financial Services Fund

Notes to Financial Statements (unaudited) (continued)

15. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities

  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of June 30, 2011, in valuing the Fund’s assets and liabilities carried at fair value:

Semiannual Report | 43

Mutual Financial Services Fund Notes to Financial Statements (unaudited) (continued)

15. FAIR VALUE MEASUREMENTS (continued) At June 30, 2011, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

[a]The investment was transferred out of Level 3 as a result of the availability of other significant observable valuation inputs.
[b]Includes common and preferred stocks as well as other equity investments.
[c]Includes securities determined to have no value.

16. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards
Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve
Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International
Financial Reporting Standards (IFRS). The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after
December 15, 2011. The Fund is currently evaluating the impact, if any, of applying this provision.

17. SUBSEQUENT EVENTS The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

44 | Semiannual Report

Semiannual Report | 45

Mutual Financial Services Fund

Shareholder Information

Board Review of Investment Management Agreement

The Board of Trustees (Board), including the independent trustees, at a Board meeting held on May 17, 2011, unanimously approved renewal of the Fund’s investment management agreement, as well as the Fund’s administrative services agreement. Prior to a meeting of all of the trustees for the purpose of considering such renewals, the independent trustees held three meetings dedicated to the renewal process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the administrative services agreement for the Fund, the Board, including the independent trustees, determined that the existing investment management fee structure was fair and reasonable and that continuance of the agreements was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement (as well as the administrative services agreement), the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, compliance, pricing of securities and sales and redemptions, along with related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by Lipper, Inc. (Lipper), an independent third-party analyst, comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Lipper Section 15(c) Report). The trustees reviewed the Lipper Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory

46 | Semiannual Report

Mutual Financial Services Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

actions and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.

Particular attention was given to management’s diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. In addition, the Board received presentations from management on the Dodd-Frank Wall Street Reform and Consumer Protection Act in 2010, which was enacted July 21, 2010, and discussed with management the potential implications of the act on the Fund, the investment manager (and its parent) and the mutual fund industry.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund’s investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of predesignated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts.

Semiannual Report | 47

Mutual Financial Services Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the significant recent efforts to develop, test and implement compliance procedures established in accordance with SEC requirements.

The trustees also reviewed the nature, extent and quality of the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account administrative and transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s administrative services and transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2010. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition, particular attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

48 | Semiannual Report

Mutual Financial Services Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional global financial services funds. The Fund had total returns in the middle performing quintile for the one-year period ended December 31, 2010, and had annualized total returns for the three-, five- and 10-year periods in the middle performing quintile, as shown in the Lipper Section 15(c) Report. The Board found such comparative performance to be acceptable.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios. In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Lipper Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from the Fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund’s contractual management fee rate was in the middle quintile of its Lipper expense group and its total expenses were in the second most expensive quintile of such group. The Board noted that the Fund’s total expenses were within 6.1 basis points of its Lipper expense group median. The Board found such comparative fees and expenses to be acceptable in view of factors relating to the Fund’s operations, such as the quality and experience of its portfolio managers.

Semiannual Report | 49

Mutual Financial Services Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2010, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies were reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The trustees considered an additional Lipper study analyzing the profitability of the parent of the investment manager as compared to other publicly held investment managers, which also aided the trustees in considering profitability excluding distribution costs. The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The trustees considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on

50 | Semiannual Report

Mutual Financial Services Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

investment management services provided such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee in 2004. The trustees assessed the breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee and expense ratios of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Semiannual Report | 51

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VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Semiannual Report and Shareholder Letter

Mutual Financial Services Fund

Investment Manager
Franklin Mutual Advisers, LLC

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301 - (Class A, B, C & R)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2011 Franklin Templeton Investments. All rights reserved.

479 S 08/11

JUNE 30, 2011

SEMIANNUAL REPORT
AND SHAREHOLDER LETTER

Sign up for electronic delivery
on **franklintempleton.com**

INTERNATIONAL

Mutual International Fund

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · **Mutual Series**

Semiannual Report

Mutual International Fund

Your Fund’s Goals and Main Investments: Mutual International Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal. The Fund normally invests at least 80% of its net assets in securities of non-U.S. issuers that the manager believes are available at prices less than their intrinsic value. The Fund invests, to a lesser extent, in risk arbitrage securities and distressed companies.

We are pleased to bring you Mutual International Fund’s semiannual report for the period ended June 30, 2011.

Performance Overview

Mutual International Fund – Class Z delivered a +3.55% cumulative total return for the six months ended June 30, 2011. The Fund outperformed the +0.18% total return of its benchmark, the MSCI Europe, Australasia, Far East Index Net Return (Local Currency), which measures equity performance in global developed markets outside the U.S. and Canada.1 You can find other Fund performance data in the Performance Summary beginning on page 10.

Economic and Market Overview

Global stock markets rose in the first half of 2011, though the positive momentum from the previous year waned as European sovereign debt turmoil escalated and signs emerged of an economic slowdown. Furthermore, geopolitical unrest sweeping the Middle East and North Africa roiled oil markets, and a devastating earthquake and tsunami in Japan severely disrupted global supply chains during the period. While the market recovered from these interferences, economic growth concerns persisted. Officials at the U.S. Federal Reserve Board (Fed) cut their growth forecast for the world’s largest economy, and manufacturing slowed in most major regions of the world. Japan’s earthquake, an early surge in commodity prices and a fading inventory restocking cycle were all blamed for declining economic leading indicators. Nascent monetary policy tightening in most parts of the world was also thought to inhibit growth and cool the

1. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The unmanaged index is calculated in local currency and includes reinvested daily net dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 19.

Semiannual Report | 5

commodities rally. Asian and emerging market policymakers tightened aggres-
sively as inflation reached post-crisis highs in many regions, while the
European Central Bank raised interest rates for the first time in two years, devi-
ating from the extraordinarily accommodative path of the Fed, which undertook a second round of quantitative easing during the reporting period.

Amid concerns of sustained accommodative monetary policy and declining economic growth rates in the U.S., politicians debated whether to raise the nation’s debt ceiling. Sovereign debt concerns continued to plague Europe, with Greece, Ireland, Portugal and Spain subject to rating downgrades in the first half of 2011. At period-end, European politicians were working to pass painful austerity budgets despite fierce popular resistance, and discussions were ongoing about restructuring debt payments of the region’s most troubled sovereigns. Despite these challenges, continued corporate profit strength and still favorable economic growth prospects in some regions of the world sup-
ported stock prices. Equity market leadership rotated toward defensive sectors as risk aversion increased, buoying even U.S. Treasuries toward period-end as near-term demand for perceived safe havens outweighed longer term concerns about the deteriorating U.S. credit profile. The dollar ultimately declined, however, against most currencies, broadly reflecting divergent interest rate and/or economic growth expectations.

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to invest-
ing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks in Asia and Europe. We have the ability to invest in emerging markets, although this is unlikely to be a significant focus of our strategy. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at dis-
counts to our assessment of the companies’ intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, manage-
ment strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our underval-
ued equity investments are made in publicly traded companies internationally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others.
One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is com-
plex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially

6 | Semiannual Report

distressed company is reorganized, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Manager’s Discussion

During the six months under review, Fund performance benefited from several investments. Three of the largest contributors during the period were U.K.-based holding company Resolution Ltd., an acquisition and consolidation vehicle that buys and restructures financial services firms in western Europe; French insurance conglomerate AXA; and ThyssenKrupp, a German steel and engineering company.

Early in 2011, shares of Resolution and AXA lost value along with most other capital market-sensitive life insurers. However, Resolution created value through attention to its Friends Provident operating business, which markets life insurance and a variety of pension and disability plans throughout the U.K. In AXA’s case, the accretive acquisition in June of the majority of the company’s U.K. life insurance business by Resolution seemed to us an encouraging sign that it was executing its strategy to consolidate the U.K. life insurance industry. AXA shareholders benefited considerably from the U.K. sale, as well as a better articulation of management’s increased focus on profitability, earnings and cash flow.

ThyssenKrupp’s performance was enhanced by the company’s May 2011 announcement regarding the details surrounding an anticipated restructuring of its portfolio of businesses. The market reacted positively to the news, bolstering the company’s stock price for the remainder of the Fund’s semiannual period. We believe ThyssenKrupp’s pending restructuring stands to be a meaningful catalyst in streamlining its disparate businesses, a move that holds the potential to unlock shareholder value.

Despite the Fund’s positive performance in 2010, there were a few disappointments in the portfolio. Among the top detractors were Japanese video game software and console maker Nintendo; Royal TNT Post (TNT), the postal

Top 10 Sectors/Industries

Based on Equity Securities as of 6/30/11

Semiannual Report | 7

8 | Semiannual Report

service for the Netherlands; and Koninklijke Philips Electronics (Philips), a Netherlands-based diversified manufacturer.

Nintendo’s share price deteriorated after the company reported sales of its new handheld console, the Nintendo 3DS, that were slower than anticipated. In particular, sales of this new gaming device were weak in its home market of Japan, where the March 11 earthquake and tsunami hurt consumer sentiment, and in other parts of the world due to a lack of compelling software titles at launch date and the console’s relatively high initial sales price. At period-end, cash accounted for more than 50% of Nintendo’s market capitalization, and we believe the company can successfully leverage its software intellectual property in the next gaming console cycle. With this in mind, we continued to hold Nintendo in the portfolio at period-end.

TNT is Europe’s second-largest express package carrier and the Netherlands’ primary postal operator. During the first four months of 2011, its share price declined following the announcement of disappointing operating results. Specifically, execution issues in its Brazil operations led to operating losses in that division, and a lack of pricing power in its European operations led to lower profits compared with analysts’ expectations. TNT’s stock price decline continued into the spring following the announcement of lower first-quarter profits. In late May, the company split into two separately traded companies, TNT Express and PostNL, a traditional mail operator. Shares in both of the spun-off entities declined as investors’ expectations faded that there would be a bid for TNT Express. For PostNL, the market became concerned that despite its high dividend yield, the company will need to sell assets (namely a stake in TNT Express) in the near term to fund those dividend payments.

Philips’ share price declined in March when the company reported a reduction in profits for the first quarter due to losses within its consumer electronics division, stemming primarily from lackluster television sales. Its share price came under additional pressure in June after management warned the company would not meet analysts’ profit expectations for the second quarter, either. Philips’ health care division continued to generate strong results, but performance in the consumer and lighting divisions were comparatively weak. The consumer division has suffered from faltering western European demand, especially for its higher priced products. Meanwhile, Philips’ lighting division has been negatively affected by reduced construction activity and the company’s inability to fully pass on rising raw material costs. We continued to favor our investment in Philips due to its strong balance sheet with virtually no net debt, as well as a newly appointed CEO and CFO.

Finally, investors should note that we maintained our currency hedging posture of being more hedged than not to the U.S. dollar, largely through the use of forward currency exchange contracts. Certain currencies strengthened in relation to the U.S. dollar in the first six months of 2011, and so our hedging strategy hindered Fund performance during the reporting period.

Thank you for your continued participation in Mutual International Fund.

We look forward to serving your future investment needs.

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Philippe Brugere-Trelat has been a co-portfolio manager for Mutual International Fund since 2009. Mr. Brugere-Trelat has also served as lead portfolio manager for Mutual European Fund since 2005 and as portfolio manager for Mutual Global Discovery Fund since 2009. He has been a member of the management team of the Mutual Series Funds since 2004, when he rejoined Franklin Templeton Investments. Previously, he was president and portfolio manager of Eurovest. Between 1984 and 1994, Mr. Brugere-Trelat was employed at Heine Securities Corporation, the Fund’s former manager.

Andrew Sleeman has been a co-portfolio manager for Mutual International Fund since 2009. He has also served as lead portfolio manager for Mutual Financial Services Fund since 2009. Mr. Sleeman joined Franklin Templeton Investments in 2007. Previously, he was with Fox-Pitt, Kelton, a financials specialist firm, where he focused on international financial equities. Prior to that, he worked in international equities at BNP Paribas. Mr. Sleeman also worked in Australia in the fixed income division of JP Morgan Investment Management.

Semiannual Report | 9

Performance Summary as of 6/30/11

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

10 | Semiannual Report

Performance Summary (continued)

Performance1

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R: no sales charges; Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

The investment manager and administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees and acquired fund fees and expenses) for each class of the Fund do not exceed 1.17% (other than certain nonroutine expenses) until 4/30/12.

Semiannual Report | 11

Performance Summary *(continued)*

Endnotes

Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets' smaller size and lesser liquidity. The Fund's investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund's prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expense than Class A shares.

1. If the manager and administrator had not waived fees, the Fund's total returns would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

12 | Semiannual Report

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and

  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 13

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (Z: 1.17%; A: 1.48%; C: 2.17%; and R: 1.67%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

14 | Semiannual Report

[a]For the period May 1, 2009 (commencement of operations) to December 31, 2009.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Total return is not annualized for periods less than one year.
[e]Ratios are annualized for periods less than one year.
[f]Includes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).
[g]Benefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 15

[a]For the period May 1, 2009 (commencement of operations) to December 31, 2009.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[e]Ratios are annualized for periods less than one year.
[f]Includes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).
[g]Benefit of expense reduction rounds to less than 0.01%.

16 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

[a]For the period May 1, 2009 (commencement of operations) to December 31, 2009.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[e]Ratios are annualized for periods less than one year.
[f]Includes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d)
[g]Benefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 17

[a]For the period May 1, 2009 (commencement of operations) to December 31, 2009.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[e]Ratios are annualized for periods less than one year.
[f]Includes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).
[g]Benefit of expense reduction rounds to less than 0.01%.

18 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Mutual International Fund

Statement of Investments, June 30, 2011 (unaudited)

	Country	Shares	Value
Common Stocks 88.0%			
Air Freight & Logistics 1.6%			
PostNL NV	Netherlands	7,322	$ 62,136
Sinotrans Ltd., H	China	936,840	221,516
TNT Express NV	Netherlands	7,322	75,940
			359,592
Automobiles 1.2%			
Daimler AG (EUR Traded)	Germany	3,344	250,660
Daimler AG (USD Traded)	Germany	103	7,721
			258,381
Beverages 2.2%			
Asahi Breweries Ltd.	Japan	6,306	126,504
Foster's Group Ltd.	Australia	34,188	188,815
Pernod Ricard SA	France	1,680	165,592
			480,911
Capital Markets 2.6%			
F&C Asset Management PLC	United Kingdom	159,590	191,902
Mirae Asset Securities Co. Ltd.	South Korea	4,780	200,921
[a] UBS AG (CHF Traded)	Switzerland	10,280	187,432
			580,255
Chemicals 2.4%			
Linde AG	Germany	1,491	261,407
Yingde Gases Group Co. Ltd.	China	292,000	269,045
			530,452
Commercial Banks 8.2%			
Aozora Bank Ltd.	Japan	132,000	304,975
Barclays PLC	United Kingdom	41,164	169,438
BNP Paribas	France	2,201	169,899
Hana Financial Group Inc.	South Korea	6,890	240,859
Intesa Sanpaolo SpA	Italy	81,685	217,484
Intesa Sanpaolo SpA, di Risp	Italy	14,895	32,162
KB Financial Group Inc.	South Korea	2,206	104,408
KB Financial Group Inc., ADR	South Korea	1,080	51,624
Korea Exchange Bank	South Korea	25,520	229,608
Societe Generale, A	France	2,566	152,267
Woori Finance Holdings Co. Ltd.	South Korea	13,020	170,224
			1,842,948
Commercial Services & Supplies 0.9%			
Edenred	France	6,860	209,307
Construction & Engineering 5.0%			
Boart Longyear Group	Australia	77,307	330,787
Henderson Investment Ltd.	Hong Kong	2,430,395	215,501
[a] KHD Humboldt Wedag International AG	Germany	32,145	282,674
Vinci SA	France	4,596	294,388
			1,123,350

Semiannual Report | 19

Mutual International Fund

Statement of Investments, June 30, 2011 (unaudited) *(continued)*

	Country	Shares	Value
Common Stocks (continued)			
Construction Materials 1.6%			
CRH PLC	Ireland	8,481	$ 187,801
SA des Ciments Vicat	France	2,154	180,889
			368,690
Containers & Packaging 1.5%			
Rexam PLC	United Kingdom	54,237	333,165
Diversified Financial Services 3.1%			
Deutsche Boerse AG	Germany	1,560	118,541
First Pacific Co. Ltd.	Hong Kong	252,042	226,074
Guoco Group Ltd.	Hong Kong	5,061	61,980
[a] Osaka Securities Exchange Co. Ltd.	Japan	65	289,454
			696,049
Diversified Telecommunication Services 1.4%			
Telecom Italia SpA	Italy	103,702	120,683
Telefonica SA	Spain	8,170	199,752
			320,435
Electric Utilities 1.0%			
E.ON AG	Germany	7,879	224,344
[a,b] Prime AET&D Holdings No. 1 Pty. Ltd.	Australia	30,822	—
			224,344
Electrical Equipment 0.3%			
Alstom SA	France	991	61,105
Energy Equipment & Services 0.4%			
[a] Dockwise Ltd.	Norway	3,380	92,884
Food & Staples Retailing 3.0%			
FamilyMart Co. Ltd.	Japan	6,200	227,191
Koninklijke Ahold NV	Netherlands	15,239	204,768
Lawson Inc.	Japan	4,600	240,842
			672,801
Food Products 3.8%			
China Fishery Group Ltd.	China	286,549	401,257
Nestle SA	Switzerland	4,566	283,746
People's Food Holdings Ltd.	China	265,000	163,967
			848,970
Hotels, Restaurants & Leisure 3.1%			
Accor SA	France	5,382	240,658
Ladbrokes PLC	United Kingdom	66,963	163,837
REXLot Holdings Ltd.	Hong Kong	2,936,418	283,010
			687,505
Household Durables 2.0%			
[a] Berkeley Group Holdings PLC	United Kingdom	9,975	206,034
Skyworth Digital Holdings Ltd.	Hong Kong	397,566	238,588
			444,622

20 | Semiannual Report

Mutual International Fund

Statement of Investments, June 30, 2011 (unaudited) *(continued)*

	Country	Shares	Value
Common Stocks (continued)			
Industrial Conglomerates 4.2%			
[a] Gallant Venture Ltd.	Singapore	299,000	$ 99,805
Jardine Matheson Holdings Ltd.	Hong Kong	2,600	149,084
Jardine Strategic Holdings Ltd.	Hong Kong	4,200	128,520
Koninklijke Philips Electronics NV	Netherlands	4,363	112,051
Shanghai Industrial Holdings Ltd.	China	62,000	228,265
Shun Tak Holdings Ltd.	Hong Kong	356,000	215,931
			933,656
Insurance 9.2%			
ACE Ltd.	United States	3,157	207,794
Ageas	Belgium	83,893	227,621
AXA SA	France	10,813	245,713
Catlin Group Ltd.	United Kingdom	31,826	205,485
Hiscox Ltd.	United Kingdom	31,679	212,874
Lancashire Holdings Ltd.	United Kingdom	18,861	197,663
Resolution Ltd.	United Kingdom	74,634	352,093
RSA Insurance Group PLC	United Kingdom	101,480	219,787
Zurich Financial Services AG	Switzerland	770	194,698
			2,063,728
Machinery 0.5%			
[a] KUKA AG	Germany	4,168	112,120
Marine 0.9%			
A.P. Moller - Maersk AS, B	Denmark	24	206,987
Media 5.1%			
[a] Austar United Communications Ltd.	Australia	157,535	227,225
British Sky Broadcasting Group PLC	United Kingdom	10,861	147,595
Eutelsat Communications	France	2,184	98,181
Sinomedia Holding Ltd.	China	507,800	178,147
[a] VisionChina Media Inc., ADR	China	45,501	128,768
Vivendi SA	France	7,889	219,366
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	Portugal	29,504	136,956
			1,136,238
Metals & Mining 1.6%			
ThyssenKrupp AG	Germany	7,009	362,401
Multi-Utilities 2.7%			
GDF Suez	France	6,759	247,343
Hera SpA	Italy	83,476	176,737
Iren SpA	Italy	98,861	177,770
			601,850
Multiline Retail 1.4%			
Marks & Spencer Group PLC	United Kingdom	11,827	68,646
New World Department Store China	China	308,000	242,228
			310,874

Semiannual Report | 21

Mutual International Fund

Statement of Investments, June 30, 2011 (unaudited) *(continued)*

	Country	Shares	Value
Common Stocks (continued)			
Oil, Gas & Consumable Fuels 1.8%			
Royal Dutch Shell PLC, A	United Kingdom	5,670	$ 201,283
Total SA, B	France	3,503	202,586
			403,869
Pharmaceuticals 3.3%			
Novartis AG	Switzerland	3,639	222,893
Roche Holding AG	Switzerland	1,430	239,297
Sanofi	France	3,295	264,906
			727,096
Real Estate Investment Trusts (REITs) 0.6%			
The Link REIT	Hong Kong	38,000	129,894
Real Estate Management & Development 2.5%			
Franshion Properties China Ltd.	China	1,029,360	261,912
Parkway Life REIT	Singapore	108,000	161,785
Renhe Commercial Holdings Co. Ltd.	China	666,000	127,521
			551,218
Software 1.5%			
Nintendo Co. Ltd.	Japan	651	121,863
Polaris Software Lab Ltd.	India	50,528	203,504
			325,367
Tobacco 1.9%			
British American Tobacco PLC	United Kingdom	4,893	214,479
Imperial Tobacco Group PLC	United Kingdom	6,530	216,988
			431,467
Trading Companies & Distributors 2.9%			
Mitsubishi Corp.	Japan	6,500	161,481
Mitsui & Co. Ltd.	Japan	10,800	185,668
Seven Group Holdings Ltd.	Australia	28,378	293,065
			640,214
Water Utilities 0.9%			
Guangdong Investment Ltd.	China	394,000	211,639
Wireless Telecommunication Services 1.7%			
SK Telecom Co. Ltd.	South Korea	1,184	179,209
Vodafone Group PLC	United Kingdom	78,921	209,433
			388,642
Total Common Stocks (Cost $17,242,652)			19,673,026
Preferred Stocks 2.1%			
Automobiles 2.1%			
Porsche Automobile Holding SE, pfd.	Germany	3,550	282,627
Volkswagen AG, pfd.	Germany	927	191,400
Total Preferred Stocks (Cost $335,523)			474,027
Total Investments before Short Term Investments (Cost $17,578,175)			20,147,053

22 | Semiannual Report

Mutual International Fund Statement of Investments, June 30, 2011 (unaudited) (continued)

*The principal amount is stated in U.S. dollars unless otherwise indicated.
[a]Non-income producing.
[b]See Note 8 regarding restricted securities.
[c]The security is traded on a discount basis with no stated coupon rate.

At June 30, 2011, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

See Abbreviations on page 40. Semiannual Report | The accompanying notes are an integral part of these financial statements. | 23

24 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Mutual International Fund

Financial Statements *(continued)*

Statement of Assets and Liabilities *(continued)*

June 30, 2011 (unaudited)

Class Z:	
Net assets, at value	$ 8,439,087
Shares outstanding	590,178
Net asset value and maximum offering price per share	$14.30
Class A:	
Net assets, at value	$10,986,523
Shares outstanding	771,271
Net asset value per share[a]	$14.24
Maximum offering price per share (net asset value per share ÷ 94.25%)	$15.11
Class C:	
Net assets, at value	$ 2,934,187
Shares outstanding	207,754
Net asset value and maximum offering price per share[a]	$14.12
Class R:	
Net assets, at value	$ 14,237
Shares outstanding	1,000
Net asset value and maximum offering price per share	$14.24

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 25

26 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 27

Mutual International Fund

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual International Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class Z, Class A, Class C, and Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

28 | Semiannual Report

Mutual International Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Certain derivatives trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in

Semiannual Report | 29

Mutual International Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counter-party to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund entered into forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund purchased or wrote option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of a particular security, currency or index, or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the security is adjusted by

30 | Semiannual Report

Mutual International Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Derivative Financial Instruments (continued)

any premium paid or received. Upon expiration of an option, any premium paid or received is recorded as a realized loss or gain. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Note 9 regarding other derivative information.

d. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends or interest due on securities sold short. Such dividends or interest and any security borrowing fees are recorded as an expense to the Fund.

e. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of June 30, 2011, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

Semiannual Report | 31

Mutual International Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
e.	Income Taxes (continued)

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability for unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

32 | Semiannual Report

Mutual International Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
h.	Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2011, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

Semiannual Report | 33

Mutual International Fund

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual of 0.80% per year of the average daily net assets of the Fund.

b. Administrative Fees

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust’s aggregate average daily net assets as follows:

c. Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s
Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maxi-
mum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund’s C and R compensation distribution plans, the Fund pays
Distributors for costs incurred in connection with the servicing, sale and distribution of the
Fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

The Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board. 34 | Semiannual Report

Mutual International Fund

Notes to Financial Statements (unaudited) (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
d.	Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

e. Transfer Agent Fees

For the period ended June 30, 2011, the Fund paid transfer agent fees of $14,706, of which $10,748 was retained by Investor Services.

f. Waiver and Expense Reimbursements

FT Services and Franklin Mutual have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses, but excluding distribution fees and acquired fund fees and expenses) for each class of the Fund do not exceed 1.17% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2012.

g. Other Affiliated Transactions

At June 30, 2011, Franklin Advisers Inc., an affiliate of the Investment Manager, owned 12.6% of the Fund’s outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2011, there were no credits earned.

Semiannual Report | 35

Mutual International Fund

Notes to Financial Statements (unaudited) (continued)

5. INCOME TAXES

At June 30, 2011, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, offering costs and certain corporate action adjustments.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and passive foreign investment company shares.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2011, aggregated $6,757,188 and $3,292,562, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

36 | Semiannual Report

Mutual International Fund

Notes to Financial Statements (unaudited) (continued)

8. RESTRICTED SECURITIES (continued)

At June 30, 2011, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Shares	Issuer	Acquisition Date	Cost	Value
30,822	Prime AET&D Holdings No. 1 Pty. Ltd. (—% of Net Assets)	10/13/10	$—	$—

9. Other Derivative Information

	Asset Derivatives		Liability Derivatives	
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	$60,320	Unrealized depreciation on forward exchange contracts	$125,770

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Period	Change in Unrealized Appreciation (Depreciation) for the Period
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions/Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$(612,922)	$(16,486)

For the period ended June 30, 2011, the average month end market value of derivatives represented
1.21% of average month end net assets. The average month end number of open derivative con-
tracts for the period was 31.

See Note 1(c) regarding derivative financial instruments.

Semiannual Report | 37

Mutual International Fund

Notes to Financial Statements (unaudited) (continued)

10. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured Credit Facility totaling $750 million (Global Credit Facility) which matures on January 20, 2012. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended June 30, 2011, the Fund did not use the Global Credit Facility.

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities

  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in deter- mining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

38 | Semiannual Report

Mutual International Fund Notes to Financial Statements (unaudited) (continued)

11. FAIR VALUE MEASUREMENTS (continued) The following is a summary of the inputs used as of June 30, 2011, in valuing the Fund’s assets and liabilities carried at fair value:

[a]Includes common and preferred stocks.
[b]Includes securities determined to have no value at June 30, 2011.
[c]For detailed industry descriptions, see the accompanying Statement of Investments.

At June 30, 2011, the reconciliation of assets in which significant unobservable inputs (Level 3)
were used in determining fair value, is as follows:

12. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards
Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve
Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International
Financial Reporting Standards (IFRS). The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS and include new guidance for certain fair value measurement principles

Semiannual Report | 39

Mutual International Fund

Notes to Financial Statements (unaudited) (continued)

12. NEW ACCOUNTING PRONOUNCEMENTS (continued)

and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Fund is currently evaluating the impact, if any, of applying this provision.

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

40 | Semiannual Report

Mutual International Fund

Shareholder Information

Board Review of Investment Management Agreement

The Board of Trustees (Board), including the independent trustees, at a Board meeting held on May 17, 2011, unanimously approved renewal of the Fund’s investment management agreement, as well as the Fund’s administrative services agreement. Prior to a meeting of all of the trustees for the purpose of considering such renewals, the independent trustees held three meetings dedicated to the renewal process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the administrative services agreement for the Fund, the Board, including the independent trustees, determined that the existing investment management fee structure was fair and reasonable and that continuance of the agreements was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement (as well as the administrative services agreement), the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, compliance, pricing of securities and sales and redemptions, along with related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by Lipper, Inc. (Lipper), an independent third-party analyst, comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Lipper Section 15(c) Report). The trustees reviewed the Lipper Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent

Semiannual Report | 41

Mutual International Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

regulatory actions and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.

Particular attention was given to management’s diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. In addition, the Board received presentations from management on the Dodd-Frank Wall Street Reform and Consumer Protection Act in 2010, which was enacted July 21, 2010, and discussed with management the potential implications of the act on the Fund, the investment manager (and its parent) and the mutual fund industry.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund’s investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of predesignated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts.

During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading

42 | Semiannual Report

Mutual International Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the significant recent efforts to develop, test and implement compliance procedures established in accordance with SEC requirements.

The trustees also reviewed the nature, extent and quality of the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account administrative and transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s administrative services and transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. As the Fund commenced operations on May 31, 2009, the trustees reviewed the investment performance of the Fund for the one-year period ended December 31, 2010. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition, attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional international multi-cap value funds. The Fund had total returns in the best performing quintile for the period ended December 31, 2010. The Board was satisfied with such comparative performance.

Semiannual Report | 43

Mutual International Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the losses incurred by the investment manager and its affiliates from their respective relationships with the Fund. In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. As part of this discussion, the Board took into account the proposed extension for an additional year of the fee waiver and expense limitation arrangement. Consideration was also given to a comparative analysis in the Lipper Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from the Fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund’s contractual management fee rate was in the second least expensive quintile of its Lipper expense group and its total expenses were in the second least expensive quintile of such group. The Board was satisfied with such comparative expenses.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2010, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies were reviewed by independent accountants on an every other year basis.

44 | Semiannual Report

Mutual International Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The trustees considered an additional Lipper study analyzing the profitability of the parent of the investment manager as compared to other publicly held investment managers, which also aided the trustees in considering profitability excluding distribution costs. The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The trustees considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. Since the Fund had only commenced operations on May 31, 2009, and due to the limited size of assets under management, the trustees concluded that economies of scale were difficult to consider at that time.

Semiannual Report | 45

Mutual International Fund

Shareholder Information (continued)

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

46 | Semiannual Report

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Ann Torre Bates, and she is
“independent” as defined under the relevant Securities and Exchange
Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services. N/A

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment
Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's board of trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant
maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s

2

filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits. (a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Matthew T. Hinkle, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Matthew T. Hinkle, Chief Financial Officer and Chief Accounting Officer

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUTUAL SERIES FUNDS

By /s/LAURA F. FERGERSON_________ Laura F. Fergerson Chief Executive Officer – Finance and Administration Date August 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON_________ Laura F. Fergerson Chief Executive Officer – Finance and Administration Date August 25, 2011

By /s/ MATTHEW T. HINKLE__________ Matthew T. Hinkle Chief Financial Officer and Chief Accounting Officer Date August 25, 2011

4